Exhibit 3.1
                       VIRGINIA ELECTRIC AND POWER COMPANY

                              --------------------


                 RESTATED ARTICLES OF INCORPORATION, AS AMENDED

                           As in effect on May 6, 1999



                                TABLE OF CONTENTS

                                 ---------------

                                                                            Page

  I.  NAME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

 II.  PURPOSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

III.  STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

      Division A---Preferred Stock . . . . . . . . . . . . . . . . . . .   1

      1.  Issuance in Series . . . . . . . . . . . . . . . . . . . . . .   1

      2.  Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . .   2

      3.  Preference on Liquidation, etc.  . . . . . . . . . . . . . . .   3

      4.  Redemption and Purchase  . . . . . . . . . . . . . . . . . . .   4

      5.  Restrictions on Certain Corporate Action . . . . . . . . . . .   5

          Majority vote or consent of Preferred Stock required
            (and  sufficient) to:

          (a)  Authorize or issue any Senior Stock . . . . . . . . . . .   5
          (b)  Authorize or issue any Parity Stock . . . . . . . . . . .   5
          (c)  Increase the number of authorized shares of
               Preferred Stock . . . . . . . . . . . . . . . . . . . . .   6
          (d)  Authorize or issue certain convertible securities . . . .   6
          (e)  Amend Article III so as to affect any preferences or
               rights of Preferred Stock . . . . . . . . . . . . . . . .   6
          (f)  Reduce the amount of capital represented by the
               Preferred Stock or, except as stated, reduce the
               amount of capital represented by the Junior Stock . . . .   6
          (g)  Issue authorized but unissued Preferred Stock unless:
                (i)  after such issuance, capital represented by
                     Preferred Stock, Senior Stock and Parity Stock
                     does not exceed capital represented by Common
                     Stock; and  . . . . . . . . . . . . . . . . . . . .   6
               (ii)  stated income requirements are met  . . . . . . . .   6
          (h)  Merge, consolidate or sell assets as an entirety,
               except as stated  . . . . . . . . . . . . . . . . . . . .   7

          No vote of Preferred Stock of any series required for
            issuance of securities to retire all the Preferred
            Stock of such series . . . . . . . . . . . . . . . . . . . .   7

      6.  Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . .   8

          No right to vote except (a) as provided by (5) above,
            (b) as required by Virginia law and (c) that if
            dividends for one year shall become in arrears, the
            Preferred Stock may elect a majority of the Board of
            Directors  . . . . . . . . . . . . . . . . . . . . . . . . .   8
          Special meetings upon accrual or termination of right of
            Preferred Stock to elect directors . . . . . . . . . . . . .   9
          Filling vacancies between meetings . . . . . . . . . . . . . .   9
          Removal of directors . . . . . . . . . . . . . . . . . . . . .   9
          Preferred Stock not to receive notice of meetings unless
            entitled to vote . . . . . . . . . . . . . . . . . . . . . .   9
          Action that may be taken by either class in absence of
            quorum of other class  . . . . . . . . . . . . . . . . . . .   9
          Preferred Stock to vote as a single class except as
            stated . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

      7.  Series of Preferred Stock  . . . . . . . . . . . . . . . . . .  10

          (a)  $5 Dividend Preferred Stock . . . . . . . . . . . . . . .  10
          (b)  $4.04 Dividend Preferred Stock  . . . . . . . . . . . . .  10
          (c)  $4.20 Dividend Preferred Stock  . . . . . . . . . . . . .  11
          (d)  $4.12 Dividend Preferred Stock  . . . . . . . . . . . . .  11
          (e)  $4.80 Dividend Preferred Stock  . . . . . . . . . . . . .  12
          (f)  $7.72 Dividend Preferred Stock  . . . . . . . . . . . . .  12
          (g)  $7.45 Dividend Preferred Stock  . . . . . . . . . . . . .  13
          (h)  $7.20 Dividend Preferred Stock  . . . . . . . . . . . . .  14
          (i)  $7.72 Dividend Preferred Stock (1972 Series)  . . . . . .  14
          (j)  $7.325 Dividend Preferred Stock . . . . . . . . . . . . .  15
          (k)  $8.40 Dividend Preferred Stock  . . . . . . . . . . . . .  16
          (l)  $8.20 Dividend Preferred Stock  . . . . . . . . . . . . .  18
          (m)  $8.60 Dividend Preferred Stock  . . . . . . . . . . . . .  20
          (n)  $8.625 Dividend Preferred Stock . . . . . . . . . . . . .  21
          (o)  $8.925 Dividend Preferred Stock . . . . . . . . . . . . .  23
          (p)  $10.25 Dividend Preferred Stock . . . . . . . . . . . . .  26
          (q)  $7.58 Dividend Preferred Stock  . . . . . . . . . . . . .  28

      Division B---Common Stock  . . . . . . . . . . . . . . . . . . . .  29
      1.  Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . .  29

      2.  Distribution of Assets . . . . . . . . . . . . . . . . . . . .  30

      3.  Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . .  30

      4.  Purchase of Junior Stock . . . . . . . . . . . . . . . . . . .  30

      Division C---General Provisions  . . . . . . . . . . . . . . . . .  30

      1.  Additional issues by Board of Directors  . . . . . . . . . . .  30

      2.  Determination of reserves and dividends by Board of
          Directors  . . . . . . . . . . . . . . . . . . . . . . . . . .  30

      3.  No pre-emptive right . . . . . . . . . . . . . . . . . . . . .  30

      4.  One vote for each share of any class entitled to vote;
          quorum; plurality vote . . . . . . . . . . . . . . . . . . . .  31

      5.  Allocation to surplus of part of consideration for
          additional stock . . . . . . . . . . . . . . . . . . . . . . .  31

 IV.  OFFICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

  V.  DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

      Number of Directors to be fixed by Bylaws  . . . . . . . . . . . .  31

      Vacancies on the Board of Directors  . . . . . . . . . . . . . . .  31

 VI.  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . .  31



                                       I.

                                      NAME.

            The name of the Corporation is Virginia Electric and Power
Company.

                                       II.

                                    PURPOSES.

            The purpose of the Corporation is to engage in the business of a public service company, including the business of a general electric, power and lighting company, with all the rights, powers and privileges conferred by the constitution and laws of the Commonwealth of Virginia as they now are or may hereafter exist;

            And in addition thereto, the Corporation shall have and enjoy all of the rights, powers and privileges granted to or conferred upon railway, light and power companies by the laws of the Commonwealth of Virginia; the powers set forth in or conferred by the charter of the Corporation and all the powers set forth in the charter, articles of association or certificates of incorporation, as amended, of each and every other predecessor corporation.

                                      III.

                                     STOCK.

            The Corporation shall have authority to issue 10,000,000 shares of Preferred Stock.

            The Corporation shall have authority to issue 300,000 shares of Common Stock.

            The number of authorized shares of the Corporation of any class may be increased or decreased in the manner and subject to the conditions and limitations prescribed by the laws of the Commonwealth of Virginia, as they now or may hereafter exist, and subject to the provisions hereinafter contained.

            The description of said classes of stock, and the designations, preferences and voting powers of such classes of stock, or restrictions or qualifications thereof, and the terms on which such stock is to be issued (together with certain related provisions for the regulation of the business and for the conduct of the affairs of the Corporation) shall be as hereinafter in Divisions A, B, and C set forth.

                          Division A---Preferred Stock

            1. Issuance in Series. The Board of Directors is hereby empowered to cause the Preferred Stock of the Corporation to be issued in series with such of the variations permitted by clauses (a)-(f), both inclusive, of this Section 1 as shall have been determined by the Board of Directors with respect to any series prior to the issue of any shares of such series, and to reclassify any of the authorized but unissued Preferred Stock of a particular series as shares, or additional shares, of any other series whether then or theretofore created (except any series as to which it shall have been otherwise provided at the time of creating such series), subject, however, to the provisions of Sections 2-6, both inclusive, of this Division A, which shall apply to all series of the Preferred Stock of the Corporation.

            The shares of the Preferred Stock of different series may vary as to:

                  (a) The designation of such series, which may be by distinguishing number, letter or title;

                  (b) The rate or rates  (which  may be  fixed or  variable)  at which dividends are payable on the shares of such series, hereinafter referred to as the "dividend rate", and the dividend payment dates of the shares of such series;

                  (c) The price payable in respect of the shares of such series, if and when redeemable, in case of the redemption thereof, which price in respect of any series may, but need not, vary according to the time or circumstances of such action, said price or prices being hereinafter referred to as the "redemption price";

                  (d) The amount payable in respect of the shares of such series in case of liquidation, dissolution or winding up of the Corporation, the amount or amounts so fixed being hereinafter referred to as the "liquidation price", and the amount payable, if any, in addition to the liquidation price for such series in case such action be voluntary, the amount or amounts so fixed being hereinafter referred to as the "liquidation premium"; which amounts in respect of any series may, but need not, vary according to the time or circumstances of such action;

                  (e) The amount of the sinking fund, if any,  providing for the purchase or redemption of the shares of such series; and

                  (f) The right,  if any,  to convert  the shares of such series into shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, and the rate or basis, time, manner and conditions of conversion or the method by which the same shall be determined.

            The shares of all series of Preferred Stock shall be equal in all respects except as, consistently with this Section 1, shall have been otherwise determined by the Board of Directors prior to the issuance thereof. All shares of Preferred Stock of each series shall be equal in all respects.

            2. Dividends. The holders of the Preferred Stock of each series shall be entitled to receive, if and when declared payable by the Board of Directors, dividends in lawful money of the United States of America at, but not exceeding, the dividend rate or rates (which may be fixed or variable) for such series, payable on such dates as shall be prescribed for such series. Such dividends shall be cumulative (but dividends in arrears shall not bear interest) and no dividends shall be declared or paid upon or set apart for Junior Stock (which term means, for the purpose of this Article, the Common Stock and stock of any other class hereafter created ranking junior to the Preferred Stock in respect of dividends or assets) unless and until full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor shall have been paid or declared and set apart for payment with respect to all past dividend periods and the current dividend period. Dividends on all shares of the Preferred Stock of each series shall commence to accrue and be cumulative from the date of the initial issue of any shares of such series; but (a) all dividends declared payable to the holders of record of Preferred Stock of any series as of a date on which shares of Preferred Stock of such series are owned by the Corporation shall be deemed to have been paid in respect of such shares owned by the Corporation on such date, and (b) in the event of the issuance of additional shares of Preferred Stock of any series subsequent to the date of the initial issuance of shares of such series, all dividends declared payable to the holders of record of Preferred Stock of such series as of a date prior to such additional issuance shall be deemed to have been paid in respect of the additional shares so issued. Unless full dividends with respect to all past dividend periods on the outstanding Preferred Stock at the dividend rate or rates therefor shall have been paid or declared and set apart for payment, no dividends shall be declared on the Preferred Stock of any series unless dividends are declared on the Preferred Stock of all series then outstanding in proportion to the aggregate amounts of the deficiencies in payment of such full dividends for the respective series.

            The terms "current dividend period" and "past dividend period", for the purposes of this Article, mean, if two or more series of Preferred Stock having different dividend periods are at the time outstanding, the current dividend period or any past dividend period, as the case may be, with respect to each such series.

            3. Preference on Liquidation, etc. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Preferred Stock of each series shall be entitled to receive, for each share thereof, the liquidation price for such series, plus, in case such liquidation, dissolution or winding up shall have been voluntary, the liquidation premium for such series, if any, together in all cases with a sum equal to all dividends accrued or in arrears thereon, before any distribution of the assets shall be made to holders of Junior Stock; but the holders of the Preferred Stock shall be entitled to no further participation in such distribution. If, upon any such liquidation, dissolution or winding up, the assets distributable among the holders of the Preferred Stock shall be insufficient to permit the payment of the full preferential amounts aforesaid, then such assets shall be distributed among the holders of the Preferred Stock then outstanding, ratably in proportion to the full preferential amounts to which they are respectively entitled. The expression "dividends accrued or in arrears" means, for the purposes of this
Section 3 and of Section 4 of this Division A, in respect of each share of the Preferred Stock of any series, that amount which shall be equal to simple interest upon the sum of one hundred dollars at an annual rate equal to the percentage that the dividend rate or rates for such series is of one hundred dollars, from the date from which cumulative dividends thereon commence to accrue to the date as of which the computation is to be made, less the aggregate amount of all dividends theretofore paid or deemed to have been paid. Nothing in this Section 3 shall be deemed to prevent the purchase, acquisition or other retirement by the Corporation of shares of its Junior Stock consistently with the restrictions of Section 4 of this Division A, and no such purchase, acquisition or other retirement of shares of its Junior Stock shall be deemed to be a liquidation, dissolution or winding up of the Corporation. A merger of the Corporation into any other corporation, or merger of any other corporation into the Corporation, or consolidation of the Corporation with any other corporation or a sale or transfer of the property of the Corporation as or substantially as an entirety shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

            4. Redemption and Purchase. The Corporation may, at its option expressed by resolution of its Board of Directors, at any time or from time to time, redeem the whole or any part of the Preferred Stock or of any series thereof which is at the time redeemable, at the redemption price for such series, together with a sum equal to all dividends accrued or in arrears thereon. Notice of any proposed redemption of the Preferred Stock shall be given by publication at least once in one newspaper printed in the English language and customarily published on each business day and, wherever published, of general circulation in the City of Richmond, Commonwealth of Virginia, and in one newspaper printed in the English language and customarily published on each business day and, wherever published, of general circulation in the Borough of Manhattan, the City of New York, the publication in each such newspaper to be at least thirty (30) days, and not more than ninety (90) days, prior to the date fixed for such redemption. Notice of any proposed redemption of Preferred Stock shall also be given by the Corporation by mailing a copy of such notice, at least thirty (30) days, and not more than ninety (90) days, prior to the date fixed for such redemption, to the holders of record of the Preferred Stock to be redeemed, at their respective addresses then appearing on the books of the Corporation; but neither failure to mail such copy nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Preferred Stock so to be redeemed. In case of the redemption of a part only of any series of the Preferred Stock at the time outstanding, the Corporation shall select by lot or pro rata the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which, and the terms and conditions upon which, the shares of the Preferred Stock shall be redeemed from time to time.

            On or at any time before the redemption date, the Corporation shall deposit in trust, for the account of the holders of the shares to be redeemed, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, the City of New York, and having, or being a part of a bank holding company group having, capital, surplus and undivided profits aggregating at least $500,000,000, or organized under the laws of the United States of America or of the Commonwealth of Virginia, doing business in the City of Richmond and having, or being a part of a bank holding company group having, capital,surplus and undivided profits aggregating at least $75,000,000, designated or to be designated in such notice of redemption. Upon completing the publication as hereinabove provided of the notice of such redemption or upon the earlier delivery to said bank or trust company of irrevocable authorization and direction to begin promptly and complete such publication of notice, then all shares with respect to the redemption of which such deposit shall have been made and such publication completed or authorization therefor given shall, whether or not the certificates therefor shall have been surrendered for cancellation, be deemed no longer to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate, except only the right of the holders of the certificates for such shares to receive, out of the funds so deposited in trust, from and after the date of such deposit, the amount payable upon the redemption thereof, without interest. At the expiration of five years after the redemption date any such moneys then remaining on deposit with such bank or trust company shall be paid over to the Corporation, free of trust, and thereafter the holders of the certificates for such shares shall have no claims against such bank or trust company, but only claims as unsecured creditors against the Corporation, or against the Commonwealth of Virginia or as otherwise provided by law in the event of escheat by law, for amounts equal to their pro rata shares of the moneys so paid over without interest.

            The Corporation may also from time to time purchase or otherwise acquire for a consideration shares of its Preferred Stock at a price or prices per share not exceeding the price at which the same may be redeemed plus the usual and customary brokerage commissions paid in connection with the purchase thereof.

            The Corporation shall not, however, at any time redeem, purchase or otherwise acquire for a consideration less than the whole of its then outstanding Preferred Stock, or redeem, purchase, or otherwise acquire for a consideration any shares of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or assets (such stock being hereinafter referred to as "Parity Stock"), or redeem, purchase, or otherwise acquire for a consideration any shares of Junior Stock, unless full dividends at the dividend rate or rates therefor with respect to all past dividend periods and the current dividend period in which the date fixed for such redemption, purchase or other acquisition shall fall shall have been paid or declared and set apart for payment on all shares of Preferred Stock then outstanding and not then to be redeemed, purchased or so acquired. Shares of Preferred Stock redeemed, or purchased or otherwise acquired by the Corporation and cancelled, shall be retired, but such retirement shall not reduce the maximum authorized amount of the Preferred Stock. If shares of Preferred Stock purchased or otherwise acquired by the Corporation shall be held in its treasury, such shares may from time to time be sold as the Board of Directors may determine consistently with the restrictions of Section 5 of this Division A.

            5. Restrictions on Certain Corporation Action. So long as any shares of the Preferred Stock shall remain outstanding, the Corporation shall not, without the affirmative vote of a majority of the shares of the Preferred Stock represented at a meeting at which a quorum exists, called for such purpose but upon such vote, and upon any requisite consent or vote of the holders of the shares of the Common Stock then outstanding, may:

                  (a) Authorize or issue any stock ranking prior to the Preferred Stock in respect of dividends or assets (such stock being hereinafter referred to as "Senior Stock"), except the issue of Senior Stock upon conversion of obligations or securities convertible into, or upon exercise of warrants, rights or options to purchase or subscribe to, Senior Stock;

                  (b) Authorize or issue any Parity  Stock,  except the issue of
            Parity Stock upon conversion of obligations or securities convertible into, or upon exercise of warrants, rights or options to purchase or subscribe to, Parity Stock;

                  (c) Increase the number of authorized  shares of the Preferred
            Stock;

                  (d) Authorize or issue any obligation or security  convertible into, or any warrants, rights or options to purchase or subscribe to, shares of Senior Stock, Preferred Stock or Parity Stock;

                  (e) Amend the  provisions  of this Article so as to change the designation, rights, preferences or limitations of the Preferred Stock; provided, however, that if any such amendment would change the designation, rights, preferences or limitations of the holders of one or more, but not all, of the series of the Preferred Stock at the time outstanding, such consent of the holders of a majority of the number of shares constituting a quorum of the series affected shall also be required; or

                  (f) Reduce the amount of capital represented by the outstanding Preferred Stock; or reduce the aggregate amount of capital represented by Junior Stock below the aggregate amount of capital represented by the outstanding Preferred Stock, Senior Stock and Parity Stock, except in a case where any State or Federal regulatory body having jurisdiction shall have required or permitted the Corporation to reduce the book value of any of its assets and, in connection therewith, the amount of capital represented by Junior Stock shall be reduced by an amount or amounts not exceeding in the aggregate the amount of such reduction in book value of assets.

                  (g) Issue any shares of its then authorized but unissued Preferred Stock, unless:

                          (i) The amount of capital represented by the outstanding Preferred Stock, Senior Stock and Parity Stock to be outstanding immediately after the issue, sale or other disposition of such shares, shall not exceed the amount of capital represented by the Common Stock, together with the sum of premiums on capital stock and surplus; and

                         (ii)  The  following   earnings   limitation  shall  be
                  satisfied: (x) the net income of the Corporation, less dividend requirements on Senior Stock, for any twelve consecutive calendar months within the fifteen calendar months immediately preceding the month within which such shares are to be issued, sold or otherwise disposed of, shall have been at least two and one-half times the dividend requirements for a twelve months' period upon all shares of Preferred Stock and Parity Stock to be outstanding immediately after the issue, sale or other disposition of such shares, but excluding from the foregoing computation interest charges on all indebtedness, and dividends on all shares of Senior Stock, to be retired through the issue, sale or other disposition of such shares; and (y) the sum of the net income of the Corporation and the interest charges deducted in arriving at such net income shall be at least one and one-half times the sum of the interest requirements for a twelve months' period on all debt to be outstanding, and the dividend requirements for a twelve months' period upon all shares of Preferred Stock, Parity Stock and Senior Stock to be outstanding, immediately after the proposed issue, sale or other disposition of such shares. The net income of the Corporation for the purposes of this clause (ii) shall be calculated in accordance with such system of accounts as may be prescribed by governmental authorities having jurisdiction in the premises or in the absence thereof in accordance with recognized accounting practice applicable to companies engaged in a business similar to that of the Corporation, except that if the Corporation shall have acquired, within or after the particular period for which the calculation of net income is made (such period being hereinafter sometimes referred to as the calculation period), any plant or system, including any property used in connection therewith, which was not constructed or erected by or for the Corporation and which prior to the purchase or acquisition thereof by the
                  Corporation had been used or operated by others than the Corporation (such plant or system being hereinafter sometimes referred to as an acquired plant or system), or in case the proceeds of the proposed issue, sale or other disposition are to be used to acquire any plant or system of similar character, then, in computing the net income of the Corporation there shall be included, to the extent that they may not have been otherwise included, the net earnings or net losses (computed as if such plant or system had been owned by the Corporation during the whole of the calculation period, and computed so as to eliminate all inter-company items, if any) of such acquired plant or system, or of the plant or system of similar character to be acquired for the whole of the calculation period, and if such plant or system was acquired in exchange for any properties of the Corporation as a going concern, plant or system, the net earnings or net losses of such latter property shall be excluded pursuant to the requirements of the next sentence hereinbelow. In case during or after the calculation period the Corporation shall have sold any part of its properties as a going concern, plant or system, then, in computing the net income of the Corporation, the net earnings or net losses of such property for the whole of the calculation period, or for the portion thereof up to the time of the sale, as the case may be, shall be excluded to the extent practicable on the basis of actual net earnings or net losses of such property or on the basis of such estimates of the net earnings or net losses of such property as shall be made pursuant to the next sentence hereinbelow. The net earnings or net losses of any operating properties so acquired or to be acquired or so sold as a going concern, plant or system shall, except to the extent that they may, consistently with the above requirements, have been separately kept, be determined, consistently with the above requirements, by an estimate made and certified to the Corporation by an independent accountant or firm of independent accountants selected and paid by it. Net earnings or net losses of any acquired plant or system, or of any plant or system of similar character to be acquired, or of any part of the properties of the Corporation that shall have been sold as a going concern, plant, or system, shall, for the purposes of this clause (ii), mean the net income or net income deficit, respectively, of such plant or system or properties.

                  (h) Merge the Corporation  into any other  corporation,  merge
            any  other   corporation  into  the  Corporation,   consolidate  the
            Corporation with any other corporation or sell or transfer the property of the Corporation as or substantially as an entirety, unless such merger, consolidation, sale or transfer, or the issuance or assumption of all securities to be issued or assumed in connection therewith, shall have been ordered, approved or permitted by the State Corporation Commission of Virginia or any regulatory authority of the United States having jurisdiction in the premises; provided that the provisions of this clause shall not apply to a purchase or other acquisition by the Corporation of the assets or franchises of another corporation, or to any other transaction which does not include such a merger, consolidation, sale or transfer of property.

                  Notwithstanding  anything  elsewhere  in this  Article,  if in connection with the accomplishment of any matter whatever provision is to be made for the redemption or retirement of all of the Preferred Stock of any series at the time outstanding, (x) nothing in this Article shall be construed to confer on the holders of the Preferred Stock of such series any power or right to vote in respect of any such matter, and (y) the holders of the Preferred Stock of such series shall not have any power or right to vote in respect of any such matter except where, and to the extent that, a right to vote which can not be waived by the terms hereof is conferred by then existing laws of the Commonwealth of Virginia on holders of non-voting stock.

            6. Voting Rights. The holders of the Preferred Stock shall not be entitled to vote except as follows:

                  (a)  As expressly provided in the preceding Section 5; and

                  (b) In proceedings as to which a right to vote which cannot be waived by the terms hereof is conferred by then existing laws of the Commonwealth of Virginia on holders of non-voting stock; and

                  (c) If and when dividends on any of the outstanding  Preferred
            Stock shall be in default in an amount equivalent to full dividends for one year or more, there shall accrue to holders of outstanding shares of Preferred Stock the right, as a class, to elect the smallest number of directors necessary to constitute a majority of the full board and such holders shall retain such right until full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor with respect to all past dividend periods and the current dividend period shall have been paid or declared and set apart for payment, at which time such right shall terminate.

                  So long as  holders  of the  Preferred  Stock  shall  have the right, voting as a class, to elect a majority of the directors under the terms of clause (c) of the first sentence of this Section 6, the holders of the Common Stock voting as a class shall be entitled to elect the remaining directors.

                  Whenever  the holders of  Preferred  Stock  shall  acquire the right to elect a majority of the directors under the terms of clause
            (c) of the first sentence of this Section 6, a special meeting of the Shareholders shall be called by or on the written request of the holders of not less than ten percent (10%) of the total number of shares of Preferred Stock then outstanding, for the purpose of electing a new Board of Directors, to be held on not less than ten
            (10) nor more than sixty (60) days' notice, provided, however, that no special meeting shall be called if an annual meeting of the Shareholders is to be held within sixty (60) days after the holders of the Preferred Stock shall have become entitled to exercise such voting right. The terms of office of all persons who may be directors of the Corporation at the time shall terminate upon any election of directors by the holders of Preferred Stock in accordance with these provisions, regardless of whether or not the holders of the Common Stock shall have elected the remaining directors of the Corporation; and unless and until such remaining directors of the Corporation shall be elected by the holders of the Common Stock, the number of directors, for the purpose of determining the existence of a quorum or the validity of any action taken, shall, notwithstanding any other provisions hereof, be deemed to be the number of directors elected by the holders of the Preferred Stock.

                  Whenever the holders of  Preferred  Stock shall have ceased to have the right to elect a majority of the directors under the terms of clause (c) of the first sentence of this Section 6, a special meeting of the Shareholders shall be called by or on the written request of the holders of not less than ten percent (10%) of the total number of shares of Common Stock then outstanding, for the purpose of electing a new Board of Directors, to be held on not less than ten (10) nor more than sixty (60) days' notice, provided, however, that no such special meeting shall be called if an annual meeting of the Shareholders is to be held within sixty (60) days after the holders of the Preferred Stock shall have ceased to be entitled to exercise such voting right. The terms of office of all persons who may be directors of the Corporation at the time shall terminate upon any election of directors by the holders of Common Stock in accordance with the provisions of this paragraph.

                  If, during any interval  between  meetings of Shareholders for the election of directors while the holders of Preferred Stock shall be entitled to elect any director pursuant to this Section 6, the number of directors in office who have been elected by the holders of the Preferred Stock or Common Stock, as the case may be, shall become less than the total number of directors which the holders of shares of such class are entitled to elect, whether by reason of the resignation, death or removal of any director or directors, or an increase in the total number of directors, the vacancy or vacancies shall be filled by a majority vote of the remaining directors then in office who were elected by the holders of shares of such class or whose predecessors were so elected.

                  Any director may be removed from office by vote of the holders of a majority of the shares of the class of stock voted for his election or for his predecessor in cases where such director was elected by other directors. A special meeting of holders of shares of any class may be called by a majority vote of the directors then in office who were elected by the holders of shares of such class or whose predecessors were so elected, for the purpose of removing a director in accordance with the provisions of the preceding sentence, and shall be called by or on the written request of the holders of not less than twenty percent (20%) of the outstanding shares of the class entitled to vote with respect to the removal of any such director, to be held on not less than ten (10) nor more than sixty (60) days' notice.

                  The  holders  of  Preferred  Stock  shall not be  entitled  to receive notice of any meeting of holders of any class of stock at which they are not entitled to vote, except as notice to holders of non-voting stock may be required by the laws of the Commonwealth of Virginia.

                  At  any  meeting  of  Shareholders  when  the  holders  of the
            Preferred Stock shall be entitled to vote for the election of directors, the absence of a quorum of the holders of the Preferred Stock or of the holders of Common Stock shall not prevent an election at any such meeting or adjournment thereof of directors by the other such class if the necessary quorum of the holders of stock of such other class is present in person or by proxy at such meeting. In the absence of a quorum of the holders of stock of either such class, a majority of those holders of the stock of such class who are present in person or by proxy shall have power to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting until the holders of the requisite number of shares of such class shall be present in person or by proxy.

                  Except when some  provision  of law shall be  controlling  and except as otherwise provided in clause (e) of Section 5 of this Division A, whenever shares of two or more series of the Preferred Stock are outstanding, no particular series of the Preferred Stock shall be entitled to vote as a separate class on any matter and all shares of the Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which the vote of the shareholders of the Corporation by classes may now or hereafter be required.

            7. Series of Preferred Stock.

                  (a) $5 Dividend Preferred Stock. The first series of Preferred
            Stock is designated as "$5 Dividend Preferred Stock"; the dividend rate on the shares of such series shall be $5 per share per annum; the dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year; the redemption price of the shares of such series shall be $112.50 per share on and after March 20, 1953; the liquidation price of the shares of such series shall be $100 per share; and the liquidation premium of the shares of such series shall be $12.50 per share on and after March 20, 1953. 106,677 shares of the Preferred Stock are classified as $5 Dividend Preferred Stock.

            All such shares shall be deemed to have been issued on May 26, 1944, except that shares issued in conversion of script certificates for Preferred Stock of Virginia Railway and Power Company shall be deemed to have been issued as of the respective dates of the surrender of such script certificates therefor.

                  (b)  $4.04 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$4.04 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $4.04 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1950. All shares of such series issued prior to the record date for the dividend payable June 20, 1950, shall be deemed to have been issued on March 14, 1950, and dividends shall be cumulative from that date.

                        (iii) The redemption  price of the shares of such series
                  shall be $102.27 per share on and after March 20, 1960.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium of the shares of such series shall be $2.27 per share on and after March 20, 1960.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.04 Dividend Preferred Stock shall not have any special rights other than those specified herein or elsewhere in the Articles of Incorporation of the Corporation.

                        (vii) 12,926 shares of the Preferred Stock are classified as $4.04 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased, by filing articles of amendment to that effect.

                  (c)  $4.20 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$4.20 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $4.20 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1951. All shares of such series issued prior to the record date for the dividend payable June 20, 1951, shall be deemed to have been issued on March 14, 1951, and dividends shall be cumulative from that date.

                        (iii) The redemption  price of the shares of such series
                  shall be $102.50 per share on and after March 20, 1961.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium of the shares of such series shall be $2.50 per share on and after March 20, 1961.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.20 Dividend Preferred Stock shall not have any special rights other than those specified herein or elsewhere in the Articles of Incorporation of the Corporation.

                        (vii) 14,797 shares of the Preferred Stock are classified as $4.20 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (d)  $4.12 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$4.12 Dividend Preferred Stock, 1955 Series".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $4.12 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning March 20, 1956. All shares of such series issued prior to the record date for the dividend payable March 20, 1956, shall be deemed to have been issued on December 15, 1955, and dividends shall be cumulative from that date.

                        (iii) The redemption  price of the shares of such series
                  shall be $103.73 per share on and after January 1, 1966.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium of the shares of such series shall be $3.73 per share on and after January 1, 1966.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.12 Dividend Preferred Stock, 1955 Series, shall not have any special rights other than those specified herein or elsewhere in the Articles of Incorporation of the Corporation.

                        (vii) 32,534 shares of the Preferred Stock are classified as $4.12 Dividend Preferred Stock, 1955 Series. This number may be increased, or upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (e)  $4.80 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$4.80 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $4.80 per share per annum. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning September 20, 1962. The date of the initial issue of shares of such series shall be August 1, 1962, and dividends shall be cumulative from that date.

                        (iii) The redemption  price of the shares of such series
                  shall be $101.00.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation. The shares of $4.80 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation.

                        (vii) 73,206 shares of the Preferred Stock are classified as $4.80 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (f)  $7.72 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$7.72 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $7.72 per share per annum. Dividends shall be cumulative from June 12, 1969. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning September 20, 1969.

                        (iii) The redemption  price of the shares of such series
                  shall be $101.50.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.50.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.72 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                        (vii) 350,000 shares of the Preferred Stock are classified as $7.72 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (g)  $7.45 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$7.45 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $7.45 per share per annum. Dividends shall be cumulative from March 25, 1971. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1971.

                        (iii) The redemption  price of the shares of such series
                  shall be $101.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting power, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.45 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                        (vii) 400,000 shares of the Preferred Stock are classified as $7.45 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (h)  $7.20 Dividend Preferred Stock.

                          (i) The distinctive  serial designation of such series
                  shall be "$7.20 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $7.20 per share per annum. Dividends shall be cumulative from February 24, 1972. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1972.

                        (iii) The redemption  price of the shares of such series
                  shall be $101.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.20 Dividend Preferred Stock shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                        (vii) 450,000 shares of the Preferred Stock are classified as $7.20 Dividend Preferred Stock. This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (i)  $7.72 Dividend Preferred Stock (1972 Series).

                          (i) The distinctive  serial designation of such series
                  shall be "$7.72 Dividend Preferred Stock (1972 Series)".

                         (ii) The  dividend  rate on the  shares of such  series
                  shall be $7.72 per share per annum. Dividends shall be cumulative from October 4, 1972. The dividend payment dates on the shares of such series shall be March 20, June 20, September 20 and December 20 of each year beginning December 20, 1972.

                        (iii) The redemption  price of the shares of such series
                  shall be $101.

                         (iv) The liquidation price of the shares of such series
                  shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of such series shall be $1.00.

                          (v) The shares of such series shall not be entitled to
                  any sinking fund or right of conversion.

                         (vi) Except as above provided, the shares of such series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of $7.72 Dividend Preferred Stock (1972 Series) shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                        (vii) 500,000 shares of the Preferred Stock are classified as $7.72 Dividend Preferred Stock (1972 Series). This number may be increased or, upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                      (j) $7.325 Dividend Preferred Stock.

                          (i) The distinctive  serial  designation of the $7.325
                  Series shall be "$7.325 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares  of the  $7.325
                  Series shall be $7.325 per share per annum. Dividends shall be cumulative from March 6, 1973. The dividend payment dates on the shares of the $7.325 Series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1973.

                        (iii) The  redemption  price of the shares of the $7.325
                  Series in optional redemption shall be $103 per share through March 31, 1988, and $101 thereafter.

                         (iv) The liquidation  price of the shares of the $7.325
                  Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $7.325 Series shall be $3.00 per share through March 31, 1988, and $1.00 thereafter.

                          (v) The  shares  of the  $7.325  Series  shall  not be
                  entitled to any right of conversion.

                         (vi) The shares of the $7.325  Series shall be entitled
                  to a sinking fund. The Corporation will on April 1, 1984, and on each April 1 thereafter through April 1, 2008, out of net assets legally available therefore, redeem at the price of $100 per share 4% of the shares originally issued. The sinking fund shall be cumulative so that if on any such April 1 the net assets of the Corporation legally available therefore shall be insufficient to permit such mandatory redemption payment in full, the amount of such deficiency shall be applied to the redemption of shares of the $7.325 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired by the Corporation. The Corporation will have the non-cumulative option to as much as double any such mandatory redemption payment.

                        (vii) Except as above provided, the shares of the $7.325
                  Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $7.325 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                       (viii) 616,000 shares of the Preferred Stock are classified as $7.325 Dividend Preferred Stock. This number may be increased, or upon retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (k)  $8.40 Dividend Preferred Stock.

                          (i) The  distinctive  serial  designation of the $8.40
                  Series shall be "$8.40 Dividend Preferred Stock".

                         (ii) The dividend rate on the shares of the $8.40 Series shall be $8.40 per share per annum. Dividends shall be cumulative from March 12, 1974. The dividend payment dates on the shares of the $8.40 Series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1974.

                        (iii) The  redemption  price of the  shares of the $8.40
                  Series in optional redemption shall be $105.60 per share through March 31, 1985; thereafter through March 31, 2004, an amount per share reduced on each April 1 by $0.28 from the redemption price on the preceding March 31; and $100 per share after March 31, 2004.

                         (iv) The  liquidation  price of the shares of the $8.40
                  Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.40 Series shall be an amount per share equal to the premium over $100 at the time payable in optional redemption.

                          (v) The shares of the $8.40 Series shall not be entitled to any right of conversion.

                         (vi) The shares of the $8.40  Series  shall be entitled
                  to a sinking fund. The Corporation will on April 1, 1985, and on each April 1 thereafter through April 1, 2009, out of net assets legally available therefor under applicable provisions of the laws of Virginia, redeem at the price of $100 per share 32,000 shares of the $8.40 Series (or the number of shares of the $8.40 Series then outstanding if less than 32,000); provided that if the Corporation shall purchase any shares pursuant to an offer in accordance with paragraph (vii) below, then the number of shares required to be redeemed on each April 1 thereafter (after giving effect to any prior reduction pursuant to this proviso) shall be reduced by a number which bears (to the nearest full number) the same relation to the number of shares otherwise required to be redeemed as aforesaid as the aggregate number of shares so purchased (since the then most recent reduction) bears to the aggregate number of shares outstanding immediately prior to giving effect to such purchase. The sinking fund shall be cumulative so that if on any such April 1, the net assets of the Corporation legally available therefor shall (A) be insufficient to permit payment in full of such mandatory redemption payment, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.40 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and
                  (B) be insufficient to permit payment in full of such mandatory redemption payment and all mandatory sinking fund payments due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. The Corporation will have the non-cumulative option on any aforesaid April 1 to as much as double any such mandatory redemption payment, provided that the aggregate number of shares redeemed pursuant to this option shall not exceed 200,000. No redemption of shares of the $8.40 Series pursuant to paragraph (iii) above or pursuant to the foregoing non-cumulative option shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

                        (vii) The  Corporation  shall not  redeem,  purchase  or
                  otherwise acquire for a consideration any shares of the $8.40 Series except by a redemption thereof pursuant to paragraph
                  (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of $8.40 Series, which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.40 Series at their respective addresses appearing on the books of the Corporation. No shares of the $8.40 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph
                  (iii) or paragraph (vi) above and the date fixed for such redemption.

                       (viii) Except as above provided,  the shares of the $8.40
                  Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.40 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                         (ix) 736,000 shares of the Preferred Stock are classified as $8.40 Dividend Preferred Stock. This number may not be increased but, upon retirement of shares, it may be decreased by filing articles of amendment to that effect.

                          (x) No shares of the $8.40 Series redeemed,  purchased
                  or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.40 Series.

                  (l)  $8.20 Dividend Preferred Stock.

                          (i) The  distinctive  serial  designation of the $8.20
                  Series shall be "$8.20 Dividend Preferred Stock".

                         (ii) The dividend rate on the shares of the $8.20 Series shall be $8.20 per share per annum. Dividends shall be cumulative from the date of issue of the shares of the $8.20 Series. The dividend payment dates on the shares of the $8.20 Series shall be March 20, June 20, September 20 and December 20 of each year beginning December 20, 1977.

                        (iii) The  redemption  price of the  shares of the $8.20
                  Series in optional redemption shall be $100 per share plus a premium from time to time as follows:

                          Time Period                          Premium Per Share

                       Prior to September 21, 1987 . . . . . . . .      $15.00

                       September 21, 1987-September 20, 1988 . . .        4.10

                       September 21, 1988-September 20, 1989 . . .        3.69

                       September 21, 1989-September 20, 1990 . . .        3.28

                       September 21, 1990-September 20, 1991 . . .        2.87

                       September 21, 1991-September 20, 1992 . . .        2.46

                       September 21, 1992-September 20, 1993 . . .        2.05

                       September 21, 1993-September 20, 1994 . . .        1.64

                       September 21, 1994-September 20, 1995 . . .        1.23

                       September 21, 1995-September 20, 1996 . . .         .82

                       September 21, 1996-September 19, 1997 . . .         .41

                         (iv) The  liquidation  price of the shares of the $8.20
                  Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.20 Series shall be an amount equal to the premium per share which would be payable in an optional redemption pursuant to paragraph (iii) above.

                          (v) The shares of the $8.20 Series shall not be entitled to any right of conversion.

                         (vi) The shares of the $8.20  Series  shall be entitled
                  to a sinking fund. The Corporation shall on September 20, 1983, and on each September 20 thereafter through September 20, 1996, out of net assets legally available therefor, redeem at the price of $100 per share 5% of the number of shares originally issued and on September 20, 1997 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such September 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.20 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No redemption of shares of the $8.20 Series pursuant to paragraph
                  (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

                        (vii) The  Corporation  shall not  redeem,  purchase  or
                  otherwise acquire for consideration any shares of the $8.20 Series except by a redemption thereof pursuant to paragraph
                  (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of the $8.20 Series, which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, and shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.20 Series at their respective addresses appearing on the books of the Corporation. No shares of the $8.20 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph
                  (iii) or paragraph (vi) above and the date fixed for such redemption.

                       (viii) Except as above provided,  the shares of the $8.20
                  Series shall have all the designations, preferences and voting powers, and restrictions or qualification thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.20 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                         (ix) 600,000 shares of the Preferred Stock are classified as $8.20 Dividend Preferred Stock. No more than 600,000 shares of the $8.20 Dividend Preferred Stock may be issued. Upon retirement of shares, this number may be decreased by filing articles of amendment to that effect.

                          (x) No shares of the $8.20 Series redeemed,  purchased
                  or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.20 Series.

                  (m)  $8.60 Dividend Preferred Stock.

                          (i) The  distinctive  serial  designation of the $8.60
                  Series shall be "$8.60 Dividend Preferred Stock".

                         (ii) The dividend rate on the shares of the $8.60 Series shall be $8.60 per share per annum. Dividends shall be cumulative from December 21, 1977. The dividend payment dates on the shares of the $8.60 Series shall be March 20, June 20, September 20 and December 20 of each year beginning March 20, 1978.

                        (iii) The  redemption  price of the  shares of the $8.60
                  Series in optional redemption shall be $100 per share plus a premium from time to time as follows:

                             Time Period                       Premium Per Share

                       Prior to December 19, 1987  . . . . . . .       $7.00

                       December 20, 1987-December 19, 1992 . . .        5.00

                       December 20, 1992-December 19, 1997 . . .        3.00

                  and thereafter without premium.

                         (iv) The  liquidation  price of the shares of the $8.60
                  Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.60 Series shall be an amount equal to the premium per share which would be payable in an optional redemption pursuant to paragraph (iii) above.

                          (v) The shares of the $8.60 Series shall not be entitled to any right of conversion.

                         (vi) The shares of the $8.60  Series  shall be entitled
                  to a sinking fund. The Corporation shall on December 20, 1978, and on each December 20 thereafter through December 20, 2010, out of net assets legally available therefor, redeem by lot at the price of $100 per share 3% of the number of shares originally issued and on December 20, 2011 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such December 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.60 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No redemption of shares of the $8.60 Series pursuant to paragraph
                  (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

                        (vii) Except as above provided,  the shares of the $8.60
                  Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.60 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                       (viii) 299,768 shares of the Preferred Stock are classified as $8.60 Dividend Preferred Stock. This number may be increased or, upon the non-issue or retirement of shares, may be decreased by filing articles of amendment to that effect.

                  (n) $8.625 Dividend Preferred Stock.

                          (i) The distinctive  serial  designation of the $8.625
                  Series shall be "$8.625 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares  of the  $8.625
                  Series shall be $8.625 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $8.625 Series. The dividend payment dates on the shares of the $8.625 Series shall be March 20, June 20, September 20 and December 20 of each year beginning June 20, 1978.

                        (iii) The  redemption  price of the shares of the $8.625
                  Series in optional redemption shall be $100 per share plus (except in the case of redemptions pursuant to the fourth sentence of the following paragraph (vi)) a premium from time to time as follows:

                              Time Period                Premium Per Share

                       Prior to June 20, 1987  . . . . .       $5.75

                       June 21, 1987-June 20, 1988 . . .        5.40

                       June 21, 1988-June 20, 1989 . . .        5.04

                       June 21, 1989-June 20, 1990 . . .        4.68

                       June 21, 1990-June 20, 1991 . . .        4.32

                       June 21, 1991-June 20, 1992 . . .        3.96

                       June 21, 1992-June 20, 1993 . . .        3.60

                       June 21, 1993-June 20, 1994 . . .        3.24

                       June 21, 1994-June 20, 1995 . . .        2.88

                       June 21, 1995-June 20, 1996 . . .        2.52

                       June 21, 1996-June 20, 1997 . . .        2.16

                       June 21, 1997-June 20, 1998 . . .        1.80

                       June 21, 1998-June 20, 1999 . . .        1.44

                       June 21, 1999-June 20, 2000 . . .        1.08

                       June 21, 2000-June 20, 2001 . . .        0.72

                       June 21, 2001-June 20, 2002 . . .        0.36

                       After June 20, 2002 . . . . . . .        0.00

                  provided, however, that said shares shall not be optionally redeemable pursuant to this paragraph (iii) through June 20, 1988, as a part of, or in anticipation of, a refunding operation involving the application, directly or indirectly, of the proceeds (A) from the incurring of indebtedness, or incident to the incurring of rental or other obligations, or from the sale of Senior Stock, Preferred Stock or Parity Stock, in any case at an effective cost of money to the Corporation of less than 8.625% per annum, or (B) from the sale of Junior Stock.

                         (iv) The liquidation  price of the shares of the $8.625
                  Series shall be $100 per share; and the liquidation premium (payable in addition to the liquidation price in case of voluntary liquidation, dissolution or winding up) of the shares of the $8.625 Series shall be an amount equal to the premium per share which would be payable in an optional redemption pursuant to paragraph (iii) above.

                          (v) The  shares  of the  $8.625  Series  shall  not be
                  entitled to any right of conversion.

                         (vi) The shares of the $8.625  Series shall be entitled
                  to a sinking fund. The Corporation shall on June 20, 1984, and on each June 20 thereafter through June 20, 2002, out of net assets legally available therefor, redeem at the price of $100 per share 5% of the number of shares originally issued and on June 20, 2003 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such June 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.625 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. The Corporation at its option may on any June 20 on or after June 20, 1984 to and including June 20, 2002 redeem at the price of $100 per share, without payment of any premium, an additional number of shares constituting a multiple of 500 up to but not exceeding the aggregate number of shares required by the second sentence of this paragraph (vi) to be redeemed on such date (or such lesser number of shares as shall at the time constitute the total number of shares at the time outstanding and not theretofore redeemed); provided, however, that such option shall be noncumulative so that the failure to redeem any shares pursuant to this sentence on any June 20 shall not increase the number of shares which the Corporation shall be entitled to redeem pursuant hereto on any subsequent June 20; and, provided further, that the maximum number of shares which may be redeemed in all redemptions pursuant to this sentence shall be 33.75% of the number of shares of the $8.625 Series originally issued. No redemption of shares of the $8.625 Series pursuant to the foregoing sentence or to paragraph
                  (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by the second sentence of this paragraph (vi).

                        (vii) The  Corporation  shall not  redeem,  purchase  or
                  otherwise acquire for a consideration any shares of the $8.625 Series except by a redemption thereof pursuant to paragraph
                  (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of the $8.625 Series, which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, and shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.625 Series at their respective addresses appearing on the books of the Corporation. No shares of the $8.625 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph
                  (iii) or paragraph (vi) above and the date fixed for such redemption.

                       (viii) Except as above provided, the shares of the $8.625
                  Series shall have all the designations, preferences and voting powers, and restrictions and qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.625 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                         (ix) 296,000 shares of the Preferred Stock are classified as $8.625 Dividend Preferred Stock. No more than 370,000 shares of the $8.625 Dividend Preferred Stock may be issued. Upon retirement of shares, this number may be decreased by filing articles of amendment to that effect.

                          (x) No shares of the $8.625 Series redeemed, purchased
                  or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.625 Series.

                  (o) $8.925 Dividend Preferred Stock.

                          (i) The distinctive  serial  designation of the $8.925
                  Series shall be "$8.925 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares  of the  $8.925
                  Series shall be $8.925 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $8.925 Series. The dividend payment dates on the shares of the $8.925 Series shall be March 20, June 20, September 20 and December 20 of each year beginning December 20, 1979.

                        (iii) The  redemption  price of the shares of the $8.925
                  Series in optional redemption shall be $100 per share plus (except in the case of redemptions pursuant to the fourth sentence of the following paragraph (vi)) a premium from time to time as follows:

                             Time Period                       Premium Per Share

                       Prior to September 20, 1987 . . . . . . . .       $6.85

                       September 21, 1987-September 20, 1988 . . .        6.55

                       September 21, 1988-September 20, 1989 . . .        6.25

                       September 21, 1989-September 20, 1990 . . .        5.95

                       September 21, 1990-September 20, 1991 . . .        5.66

                       September 21, 1991-September 20, 1992 . . .        5.36

                       September 21, 1992-September 20, 1993 . . .        5.06

                       September 21, 1993-September 20, 1994 . . .        4.76

                       September 21, 1994-September 20, 1995 . . .        4.47

                       September 21, 1995-September 20, 1996 . . .        4.17

                       September 21, 1996-September 20, 1997 . . .        3.87

                       September 21, 1997-September 20, 1998 . . .        3.57

                       September 21, 1998-September 20, 1999 . . .        3.28

                       September 21, 1999-September 20, 2000 . . .        2.98

                       September 21, 2000-September 20, 2001 . . .        2.68

                       September 21, 2001-September 20, 2002 . . .        2.38

                       September 21, 2002-September 20, 2003 . . .        2.09

                       September 21, 2003-September 20, 2004 . . .        1.79

                       September 21, 2004-September 20, 2005 . . .        1.49

                       September 21, 2005-September 20, 2006 . . .        1.19

                       September 21, 2006-September 20, 2007 . . .        0.90

                       September 21, 2007-September 20, 2008 . . .        0.60

                       September 21, 2008-September 20, 2009 . . .        0.30

                       After September 20, 2009  . . . . . . . . .        0.00

                  provided, however, that said shares shall not be optionally redeemable pursuant to this paragraph (iii) through September 20, 1989, as a part of, or in anticipation of, a refunding operation involving the application, directly or indirectly, of the proceeds (A) from the incurring of indebtedness, or incident to the incurring of rental or other obligations, or from the sale of Senior Stock, Preferred Stock or Parity Stock, in any case at an effective cost of money to the Corporation of less than 8.925% per annum, or (B) from the sale of Junior Stock.

                         (iv) The liquidation  price of the shares of the $8.925
                  Series shall be $100 per share.

                          (v) The  shares  of the  $8.925  Series  shall  not be
                  entitled to any right of conversion.

                         (vi) The shares of the $8.925  Series shall be entitled
                  to a sinking fund. The Corporation shall on September 20, 1984, and on each September 20 thereafter through September 20, 2009, out of net assets legally available therefor, redeem at the price of $100 per share 10,500 of the shares of the $8.925 Series originally issued and on September 20, 2010 shall redeem all shares still outstanding. The sinking fund shall be cumulative so that if on any such September 20 the net assets of the Corporation legally available therefor shall
                  (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $8.925 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock, the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. The Corporation at its option may on any September 20 on or after September 20, 1984 to and including September 20, 2009 redeem at the price of $100 per share, without payment of any premium, an additional number of shares constituting a multiple of 500 up to but not exceeding the aggregate number of shares required by the second sentence of this paragraph (vi) to be redeemed on such date (or such lesser number of shares as shall at the time constitute the total number of shares at the time outstanding and not theretofore redeemed); provided, however, that such option shall be noncumulative so that the failure to redeem any shares pursuant to this sentence on any September 20 shall not increase the number of shares which the Corporation shall be entitled to redeem pursuant hereto on any subsequent September 20; and, provided further, that the maximum number of shares which may be redeemed in all redemptions pursuant to this sentence shall be 95,000 of the shares of the $8.925 Series originally issued. No redemption of shares of the $8.925 Series pursuant to the foregoing sentence or pursuant to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by the second sentence of this paragraph (vi).

                        (vii) The  Corporation  shall not  redeem,  purchase  or
                  otherwise acquire for a consideration any shares of the $8.925 Series except by a redemption thereof pursuant to paragraph
                  (iii) or paragraph (vi) above or by a purchase thereof pursuant to an offer to purchase made upon the same terms to all holders of shares of the $8.925 Series (but the Corporation need not make such offer to holders of shares of the $8.925 Series which have been registered under the Securities Act of 1933, as amended, or any successor statute, or any such shares issued in exchange or substitution for such shares or in any subsequent exchange or substitution), which offer shall require the Corporation to purchase pro rata, as nearly as practicable, among the shares tendered, and shall remain open for a period of at least thirty (30) days after copies thereof have been mailed as set forth below and may contain such other terms as the Corporation elects. Such offer shall be given by registered mail to the holders of record of the shares of the $8.925 Series entitled to tender shares of the $8.925 Series thereunder at their respective addresses appearing on the books of the Corporation. No shares of the $8.925 Series shall be purchased pursuant to any such offer between the date of the giving of notice of any redemption pursuant to paragraph (iii) or paragraph (vi) above and the date fixed for such redemption.

                       (viii) Except as above provided, the shares of the $8.925
                  Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $8.925 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                         (ix) 248,500 shares of the Preferred Stock are classified as $8.925 Dividend Preferred Stock. No more than 280,000 shares of the $8.925 Dividend Preferred Stock may be issued. Upon retirement of shares, this number may be decreased by filing articles of amendment to that effect.

                          (x) No shares of the $8.925 Series redeemed, purchased
                  or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $8.925 Series.

                  (p) $10.25 Dividend Preferred Stock.

                          (i) The distinctive  serial  designation of the $10.25
                  Series shall be "$10.25 Dividend Preferred Stock".

                         (ii) The  dividend  rate on the  shares  of the  $10.25
                  Series shall be $10.25 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $10.25 Series. The dividend payment dates on the shares of the $10.25 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning June 20, 1984.

                        (iii) The $10.25  Series  shall be subject to  mandatory
                  redemption  by  the  Corporation  on  April  20,  1991  at the
                  redemption price of $100 per share, plus accrued and unpaid dividends. The $10.25 Series shall not be optionally redeemable prior to April 21, 1988. The redemption price of the shares of the $10.25 Series in optional redemption (the Optional Redemption Price) on and after April 21, 1988 shall be $100 per share plus an amount equal to accrued and unpaid dividends and a premium from time to time as follows:

                               Time Period                 Premium Per Share

                       April 21, 1988-April 20, 1989 . . .       $4.00

                       April 21, 1989-April 20, 1990 . . .        2.00

                       April 21, 1990-April 20, 1991 . . .        1.00

                         (iv) The involuntary liquidation price of the shares of
                  the $10.25 Series shall be $100 per share plus accrued and unpaid dividends. The voluntary liquidation price shall be $105 per share plus accrued and unpaid dividends until April 21, 1988 and the Optional Redemption Price thereafter.

                          (v) The  shares  of the  $10.25  Series  shall  not be
                  entitled to any right of conversion.

                         (vi) The shares of the $10.25  Series shall be entitled
                  to a sinking fund. The Corporation shall redeem 50,000 shares on April 20, 1989, shall redeem 150,000 shares on April 20, 1990 and shall redeem the remaining 50,000 shares on April 20, 1991, out of net assets legally available therefor, at the price of $100 per share plus accrued and unpaid dividends. The sinking fund shall be cumulative so that if on any such April 20 the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $10.25 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock (as defined in the Articles of Incorporation of the Corporation as heretofore amended) or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock (as defined in the Articles of Incorporation of the Corporation as heretofore amended), the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No optional redemption of shares of the $10.25 Series pursuant to paragraph (iii) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this paragraph (vi).

                        (vii) Except as above provided, the shares of the $10.25
                  Series shall have all the designations, preferences and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $10.25 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation, as heretofore amended.

                       (viii) There are classified as $10.25 Dividend  Preferred
                  Stock 250,000 shares of the Preferred Stock. No more than 250,000 shares of the $10.25 Dividend Preferred Stock may be issued. Upon retirement of shares of the $10.25 Series, this number may be decreased by filing articles of amendment to that effect.

                         (ix) No shares of the $10.25 Series redeemed, purchased
                  or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $10.25 Series.

                  (q)  $7.58 Dividend Preferred Stock.

                          (i) The  distinctive  serial  designation of the $7.58
                  Series shall be "$7.58 Dividend Preferred Stock".

                         (ii) The dividend rate on the shares of the $7.58 Series shall be $7.58 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $7.58 Series. The dividend payment dates on the shares of the $7.58 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning September 20, 1986.

                        (iii) The  liquidation  price of the shares of the $7.58
                  Series shall be $100 per share. The liquidation premium payable in addition to the liquidation price in the event of a voluntary liquidation, dissolution or winding up of the Corporation will be $7.58 per share prior to June 20, 1992, and $3.79 per share on and after June 20, 1992 and prior to June 20, 1993. Shares of the $7.58 Series shall not be entitled to a liquidation premium thereafter.

                         (iv) The $7.58 Series shall not be optionally redeemable (except to the extent otherwise provided for redemption in liquidation) prior to June 20, 1991. The redemption price of the shares of the $7.58 Series in optional redemption on and after June 20, 1991 shall be $100 per share plus a premium, in the case of an optional redemption prior to June 20, 1993, from time to time as follows:

                                                         Optional Redemption
                              Time Period                 Premium Per Share

                       June 20, 1991-June 19, 1992 . . .        $7.58

                       June 20, 1992-June 19, 1993 . . .         3.79

                          (v) The shares of the $7.58 Series shall not be entitled to any right of conversion or any pre-emptive right to acquire any other security.

                         (vi) The shares of the $7.58  Series  shall be entitled
                  to a mandatory sinking fund. The Corporation shall on June 20 in each year commencing in 1992 redeem 120,000 shares of the $7.58 Series out of net assets legally available therefor, at the price of $100 per share plus accrued and unpaid dividends. The sinking fund shall be cumulative so that if on any such sinking fund redemption date the net assets of the Corporation legally available therefor shall (A) be insufficient to permit any such mandatory sinking fund redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $7.58 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock (as defined in the Corporation's Articles of Incorporation as amended) or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, and (B) be insufficient to permit any such mandatory sinking fund redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock (in each case as defined in the Corporation's Articles of Incorporation as amended), the Corporation shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No optional redemption of shares of the $7.58 Series pursuant to subparagraph (iv) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this subparagraph (vi). The Corporation at its option on each sinking fund redemption date may redeem on a non-cumulative basis through the sinking fund not more than 120,000 additional shares of said series upon the same terms.

                        (vii) Except as otherwise provided, the shares of the $7.58 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Corporation as heretofore amended. The shares of the $7.58 Series shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

                       (viii)  There  are  classified  as the  series  of  $7.58
                  Dividend Preferred Stock 600,000 shares of the Preferred Stock. No more than 600,000 shares of the $7.58 Series may be issued. Upon retirement of shares of the $7.58 Series, this number may be decreased by filing articles of amendment to that effect.

                         (ix) No shares of the $7.58 Series redeemed,  purchased
                  or otherwise acquired by the Corporation shall be reissued, resold or otherwise transferred by the Corporation as shares of the $7.58 Series.

                                 Division B---Common Stock

            1. Dividends. Out of any assets of the Corporation available for dividends remaining after full dividends on the outstanding Preferred Stock at the dividend rate or rates therefor, together with the full additional amount required by any participation right, with respect to all past dividend periods and the current dividend period shall have been paid or declared and set apart for payment and all mandatory sinking fund payments that shall have become due in respect of any series of the Preferred Stock shall have been made, then, and not otherwise, dividends may be paid upon the Common Stock.

            2. Distribution of Assets. In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid to or set aside for the holders of the Preferred Stock the full preferential amounts to which they are respectively entitled under the provisions of Section 3 of Division A hereof, the holders of the Preferred Stock shall have no claim to any of the remaining assets of the Corporation. In the event of any liquidation, dissolution or winding up of the Corporation the Board of Directors may, after satisfaction of the rights of the holders of all shares of Preferred Stock or the deposit in trust of money adequate for such satisfaction, distribute in kind to the holders of the Common Stock all then remaining assets of the Corporation or may sell, transfer or otherwise dispose of all or any of such remaining assets of the Corporation and receive payment therefor wholly or partly in cash and/or in stock and/or in obligations and may sell all or any part of the consideration received therefor and distribute all or the balance thereof in kind to the holders of the Common Stock.

            3. Voting Rights. The holders of the Common Stock shall, to the exclusion of the holders of the Preferred Stock have the sole and full power to vote for the election of directors and for all other purposes without limitation except only as otherwise recited or provided in clauses (a), (b) or (c) of
Section 6 of Division A hereof.

            4. Purchase of Junior Stock. Subject to the provisions of Section 4 of Division A hereof, the Corporation may from time to time purchase or otherwise acquire for a consideration or redeem (if permitted by the terms thereof) shares of Common Stock or shares of any other class of stock hereafter created ranking junior to the Preferred Stock in respect of dividends or assets and any shares so purchased or acquired may be held or disposed of by the Corporation from time to time for its corporate purposes or may be retired as provided by law.

                         Division C---General Provisions

            1. Any and all shares of Preferred Stock and Common Stock of the Corporation, at the time authorized but not issued and outstanding may be issued and disposed of by the Board of Directors of the Corporation in any lawful manner, consistently, in the case of shares of Preferred Stock, with the requirements of clause (g) of Section 5 of Division A hereof, at any time and from time to time, for such considerations as may be fixed by the Board of Directors of the Corporation.

            2. The Board of Directors shall have authority from time to time to set apart out of any assets of the Corporation otherwise available for dividends a reserve or reserves as working capital or for any other proper purpose or purposes, and to reduce, abolish or add to any such reserve or reserves from time to time as said board may deem to be in the interests of the Corporation; and said board shall likewise have power to determine in its discretion what part of the assets of the Corporation available for dividends in excess of such reserve or reserves shall be declared as dividends and paid to the Shareholders of the Corporation.

            3. No Shareholder shall have any pre-emptive right to acquire unissued shares of the Corporation or to acquire any securities convertible into or exchangeable for such shares or to acquire any options, warrants or rights to purchase such shares.

            4. Each holder of record of outstanding shares of any class of stock entitled to vote at any meeting of Shareholders, or of holders of any class of stock, shall, as to all matters in respect of which such stock has voting power, be entitled to one vote for each share of such stock held by him, as shown by the stock books of the Corporation, and may cast such vote in person or by proxy. Except as herein expressly provided, or mandatorily provided by the laws of the Commonwealth of Virginia, a quorum of any class of stock entitled to vote as a class at any meeting shall consist of a majority of such class, and a plurality vote of such quorum shall govern.

            5. The Board of Directors of the Corporation may, by resolution, determine that only a part of the consideration which it is to receive for any shares of stock which it shall issue shall be capital and that the balance of such consideration (not greater, however, than the excess of such consideration over the par value, if any, of such shares) shall be capital surplus of the Corporation.

                                       IV.

                                     OFFICE.

            The principal office of the Corporation in the Commonwealth of Virginia is located in the City of Richmond.

                                       V.

                                   DIRECTORS.

            The number of Directors shall be fixed by the Bylaws.

            If the office of any Director shall become vacant, the Directors, at the time in office, whether or not a quorum, may, by a majority vote of the Directors then in office, choose a successor or successors who shall hold office for the unexpired term or until the authorized number of Directors is decreased. Vacancies resulting from an increase in the number of Directors shall be filled in the same manner.


                                       VI.

                                INDEMNIFICATION.

            1. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a Director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.

            2. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Corporation shall indemnify a Director or officer of the Corporation who is or was a party to any proceeding by reason of the fact that he is or was such a Director or officer or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. The Board of Directors is hereby empowered by majority vote of a quorum of disinterested Directors, to contract in advance to indemnify any Director or officer.

            3. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested Directors, to cause the Corporation to indemnify or contract in advance to indemnify any person not specified in Section 2 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 2.

            4. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

            5. In the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

            6. The provisions of this Article VI shall be applicable to all actions, claims, suits or proceedings, commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

            7. Reference herein to Directors, officers, employees or agents shall include former Directors, officers, employees and agents and their respective heirs, executors and administrators.


                            VIRGINIA ELECTRIC AND POWER COMPANY

                                   ARTICLES OF AMENDMENT


1.       The name of the Corporation is Virginia Electric and Power Company.

2. The Restated Articles of Incorporation (the Articles) of Virginia Electric and Power Company (the Company) are hereby amended to create a series of the Company's Preferred Stock which shall be designated the January 1987 Series Money Market Cumulative Preferred Stock (hereinafter sometimes referred to as the New Preferred). In accordance with the provisions of the Articles of Incorporation as now in effect, the distinctive designation, preferences, limitations and relative rights of the New Preferred are determined and fixed as follows:

         (a) The distinctive serial designation of the New Preferred shall be "January 1987 Series Money Market Cumulative Preferred Stock". Shares of the New Preferred may only be purchased or transferred in whole units of 1,000 shares each (Units) and the shares included in the Units may not be separately purchased or transferred.

         (b) The dividend rate on the shares of the New Preferred for the Initial Dividend Period (such term and all other capitalized terms used herein being used as defined in Parts I and II of these Articles of Amendment) shall be 4.25% per annum. For each Dividend Period thereafter, the dividend rate will be determined according to the procedures set forth in Parts I and II of these Articles of Amendment.

         (c) The liquidation price of the shares of the New Preferred shall be $100 per share. The liquidation premium payable in addition to the liquidation price in the event of a voluntary liquidation, dissolution or winding up of the Company will be $3.00 per share prior to the first anniversary of the Date of Original Issue, $2.00 per share thereafter and prior to the second anniversary of the Date of Original Issue, and $1.00 per share thereafter and prior to the third anniversary of the Date of Original Issue. Shares of the New Preferred shall not be entitled to a liquidation premium on or after the third anniversary of the Date of Original Issue.

         (d)      (i)      The shares of the New Preferred shall be redeemable
                           on the second Business Day preceding any Dividend
                           Payment Date at the option of the Company, as a whole or in part in whole Units only. The redemption price of the shares of the New Preferred in optional redemption shall be $100 per share plus a premium, in the case of optional redemption prior to the third anniversary of the Date of Original
                           Issue, from time to time as follows plus an amount equal to "dividends accrued or in arrears" as such term is defined in Section 3 of Division A of the Articles, to the date fixed for redemption:

                                                             Optional Redemption
                             Time Period                      Premium Per Share

                       Prior to the first anniversary date           $3.00
                          of the Date of Original Issue

                       Thereafter and prior to the second             2.00
                       anniversary of the Date of Original Issue

                       Thereafter and prior to the third              1.00
                       anniversary of the Date of Original Issue

                           If fewer  than all of the  outstanding  shares of the
                       New Preferred are to be redeemed pursuant to this subparagraph (d)(i), the number of shares to be redeemed shall be determined by the Board and such shares shall be redeemed in whole Units pro rata from the Holders in proportion to the number of such shares held by such Holders. If the pro rata redemption would result in the redemption of fractional Units, the Units to be redeemed shall be selected from among the outstanding Units of the New Preferred in any manner determined by the Trust Company to be equitable such that the redemption is in whole Units only.

                (ii) The shares of the New Preferred also shall be redeemable at the option of the Company, as a whole but not in part, on any Dividend Payment Date at $100 per share (without premium), plus an amount equal to "dividends accrued or in arrears", as such term is defined in Section 3, Division A of the Articles, to the date fixed for redemption, if the Applicable Rate for the Dividend Period ending on the day preceding such Dividend Payment Date equals or exceeds the "AA" Composite Commercial Paper Rate on the date of determination of such Applicable Rate.

               (iii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Trust Company, not later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in the City of New York, New York to be paid on such redemption date, plus an amount equal to "dividends accrued or in arrears", as such term is defined in Section 3 of Division A of the Articles, to the date fixed for redemption, of any share of the New Preferred after notice of a redemption is given.

         (e) The shares of the New Preferred shall not be entitled to any right of conversion or any pre-emptive right to acquire any other security.

         (f) The shares of the New Preferred shall not be entitled to a sinking fund.

         (g) Except as otherwise provided, the shares of the New Preferred shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Articles of Incorporation of the Company as heretofore amended. The shares of the New Preferred shall not have any special rights other than those specified herein and in the Articles of Incorporation as heretofore amended.

         (h) There are hereby classified as the January 1987 Series Money Market Cumulative Preferred Stock, 500,000 shares of the Preferred Stock, in 500 Units, with each Unit consisting of 1,000 shares of the New Preferred; no more than 500,000 shares of the New Preferred may be issued. Upon retirement of the shares of the New Preferred, that number may be, but shall not be required to be, decreased (by whole Units) by filing articles of amendment to that effect. In the absence of such filing, retired shares of the New Preferred shall become authorized but unissued shares of the Company's Preferred Stock, undesignated as to series.

         (i) No shares of the New Preferred redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the New Preferred.

3. The designation of the New Preferred as herein provided has been duly approved by the Executive Committee of the Board within limits specifically prescribed by the Board.

4. The shares of January 1987 Series Money Market Cumulative Preferred Stock, $100 liquidation value, shall have the further relative rights, preferences and limitations, in addition to those set forth in the restated Articles of Incorporation of the Company, as follows, and the rates, dates, terms and other conditions upon which distributions shall be payable thereon, hereby are further fixed and determined for all shares of the New Preferred as follows:

                                          PART I

1. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a)   "'AA' Composite Commercial Paper Rate", on any date, shall mean
               (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the immediately preceding Business Day; or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Trust Company for the close of business on the immediately preceding Business Day. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of quotations furnished by the remaining Commercial Paper Dealers and any Substitute Commercial Paper Dealer selected by the Company to provide such rate not being supplied by any Commercial Paper Dealer or, if the Company does not select any such Substitute Commercial Paper Dealer by the remaining Commercial Paper Dealers; provided, however, that if the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then
               (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be based on the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) if the number of Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the interest equivalent of the 90-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b)   "Applicable   Rate"   shall  have  the   meaning   specified   in
               subparagraph (c)(i) of Section 2 of this Part I.

         (c) "Auction" shall mean each periodic implementation of the Auction Procedures.

         (d) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         (e) "Board" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

         (f) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and banks or trust companies in The City of New York, New York, are not authorized by law to close.

         (g) "Code" shall mean the Internal Revenue Code of 1986, or successor provisions of federal tax law, as amended and in effect from time to time.

         (h) "Commercial Paper Dealers" shall mean Goldman, Sachs & Co., Shearson Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc. or, in lieu of any thereof, their respective affiliates or successors, if any such entity is a commercial paper dealer.

         (i) "Date of Original Issue" shall mean the date on which the Company initially issues shares of the New Preferred.

         (j) "Dividend Payment Date" shall mean a date of payment of Dividends on the New Preferred.

         (k)   "Dividend   Period"  and  "Dividend   Periods"   shall  have  the
               respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

         (l) "Dividend Period Days" shall have the meaning specified in subparagraph (b)(i) of Section 2 of this Part I.

         (m) "Holder(s)" shall mean the holder(s) of shares of the New Preferred as the same appears on the stock books of the Company.

         (n) "Initial Dividend Payment Date" shall mean the first Dividend Payment Date with respect to the New Preferred.

         (o) "Initial Dividend Period" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

         (p) "LIBOR" shall mean for any Dividend Period the arithmetic average (rounded to the next higher 1/16 of 1%), computed by the Company, of the respective rates per annum quoted by each of the Reference Banks at which United States dollar deposits for a two-month period in the amount of U.S. $10,000,000 are offered by such Reference Banks to leading banks in the London interbank market at approximately 11:00 A.M. (London time) on the first day of such Dividend Period, or if such day is not a day on which dealings in United States dollars are transacted in the London interbank market, then on the next preceding day on which such dealings are transacted in such market. If any Reference Bank does not quote a rate required to determine LIBOR, LIBOR shall be determined on the basis of the quotation or quotations furnished by the remaining Reference Banks and any Substitute Reference Banks selected by the Company to provide such quotations not being supplied by any Reference Bank or, if the Company does not select any such Substitute Reference Bank, by the remaining Reference Banks. If the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, LIBOR shall be based on the arithmetic average (rounded to the next higher 1/16 of 1%) of the rates per annum quoted for such United States dollar deposits for two-and three-month
               periods,   or  (ii)  if  the  Dividend  Period  Days  after  such
               adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the rates per annum quoted for such United States dollar deposits for a three-month period.

         (q) "LIBOR Event" shall mean the first failure by the Company (A) to declare or to pay to the Trust Company, not later than 12:00 Noon, New York City time, on the Business Day next preceding any Dividend Payment Date, in funds immediately available on such Dividend Payment Date in New York, New York, the full amount of any dividend at the Applicable Rate on such Dividend Payment Date on any share of the New Preferred or (B) to pay to the Trust Company, not later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in New York, New York to be paid on such redemption date, plus an amount equal to accrued and unpaid dividends at the Applicable Rate thereon to such redemption date, of any share of the New Preferred after notice of a redemption is given.

         (r) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (s) "New Preferred" shall mean the series of the Preferred Stock, $100 liquidation value, of the Company designated as its "January 1987 Series Money Market Cumulative Preferred(TM) Stock".

         (t) "Reference Bank" shall mean the principal London offices of each of Bankers Trust Company, The Bank of Tokyo, Ltd., Barclays Bank PLC and National Westminster Bank PLC, or their respective successors.

         (u) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         (v) "Subsequent Dividend Period" and "Subsequent Dividend Periods" shall have the respective meanings specified in subparagraph
               (c)(i) of Section 2 of this Part I.

         (w) "Substitute Commercial Paper Dealer" shall mean The First Boston Corporation or Morgan Stanley & Co. Incorporated, or their respective affiliates or successors, if such dealer or its affiliate or successor is a commercial paper dealer; provided that neither such dealer nor any of its affiliates or successors shall be a Commercial Paper Dealer.

         (x) "Substitute Reference Bank" shall mean the principal London office of each of The Chase Manhattan Bank (National Association), Deutsche Bank Aktiengesellschaft, Morgan Guaranty Trust Company of New York or Swiss Bank Corporation, or their respective successors, or, if none of such Substitute Reference Banks are engaged in dealings in United States dollars in the London interbank market, then a bank or banks, selected by the Company, engaged in dealings in United States dollars in the London interbank market.

         (y) "Trust Company" shall mean the bank or trust company or other entity appointed as such by a resolution of the Board.

2. Dividend Methodology. (a) The Holders shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate, in accordance with the method prescribed by the Board as set forth in subparagraph (c)(i) of this Section 2, payable on the respective Dividend Payment Dates as provided in this Section 2.

         (b)      (i)      Dividends on shares of the New Preferred, at the
                           Applicable Rate, shall accrue from the Date of Original Issue and shall be payable commencing on such Dividend Payment Dates as shall be specified for the New Preferred by resolutions duly adopted by the Board in accordance with the method prescribed by the Board, which Dividend Payment
                           Dates shall be every 49th day after the Initial
                           Dividend Payment Date, except that:

                       (1) if the  day  that  otherwise  would  be the  Dividend
                           Payment Date is not a Business Day, or the day that otherwise would be the Dividend Payment Date is immediately succeeded by a day that is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day that is immediately succeeded by a Business Day, provided that

                       (2) if  the  determination  of the  otherwise  applicable
                           Dividend  Payment  Date in the  manner  herein  above
                           provided would result in the Dividend Period ending or commencing nearest said otherwise applicable Dividend Payment Date having less than the number of days constituting the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in
                           Section 243(a) of the Code), then the Dividend Payment Date shall be the first Business Day preceding such otherwise applicable day that is itself immediately followed by a Business Day.

                       It is provided further, however, that the Board, in the event of a change in law lengthening the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), may adjust the period of the time between Dividend Payment Dates so as, subject to clauses
                       (A) and (B) below of this subparagraph (b)(i), to adjust uniformly the number of days (such number of days without giving effect to such clauses (A) and (B) being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then current minimum holding period, subject to the limitations that (A) the number of Dividend Period Days shall not exceed by more than nine days the length of such then current minimum holding period and in no event shall exceed 98 days and
                       (B) dividends shall continue to be payable on the same day of the week as the Initial Dividend Payment Date. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall mail notice of such change by first class mail, postage prepaid, to each Holder at such Holder's address as the same appears on the stock books of the Company.

                 (ii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Trust Company no later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date, an aggregate amount of funds available on the next Business Day in New York, New York, equal to the dividends to be paid to all Holders on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Trust Company for the benefit of the Holders specified in subparagraph (b)(iii) of this Section 2.

                (iii) Dividends shall be paid to the Holders of the New Preferred as they shall appear on the stock books of the Company on the Business Day next preceding the Dividend Payment Date; provided, however, that if such dividend shall have been determined under the proviso in subparagraph (c)(i) of this Section 2, such dividend shall be paid to the Holders of record of the New Preferred on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record of the New Preferred as they shall appear on the stock books of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

         (c)      (i)      The dividend rate on shares of the New Preferred
                           during the period from and after the Date of Original Issue to and including the day preceding the Initial Dividend Payment Date (the "Initial
                           Dividend Period") shall be 4.25%. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the New Preferred for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period" and collectively as "Subsequent Dividend Periods"; and the Initial
                           Dividend Period or any Subsequent Dividend Period being hereinafter referred to as a "Dividend
                           Period" and collectively as "Dividend Periods") thereafter, which Subsequent Dividend Periods each shall commence on a Dividend Payment Date and shall end on and include the day preceding the next
                           Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures; provided, however, that if a LIBOR Event shall have occurred prior to the first day of such Subsequent Dividend
                           Period, the dividend rate for all such Subsequent
                           Dividend Periods shall be a rate per annum equal to 150% of LIBOR (the rate per annum at which dividends are payable on shares of the New
                           Preferred for any Dividend Period being herein referred to as the "Applicable Rate").

                 (ii) The dividends payable on shares of the New Preferred for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction the numerator of which shall be the number of days in such Dividend Period and the denominator of which shall be 360 and applying the rate obtained against $100 per share of the New Preferred.

                                          PART II

1. Certain Definitions. Capitalized terms not defined in this Section 1 shall have the respective meanings specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires.

         (a) "'AA' Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

                           Prevailing Rating          Percentage

                           AA/aa or Above . . . . . .    110%
                           A/a  . . . . . . . . . . .    120%
                           BBB/baa  . . . . . . . . .    130%
                           Below BBB/baa  . . . . . .    150%

               For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/aa or Above, if the New Preferred has a rating of AA- or better by S&P or aa3 or better by Moody's or the equivalent of either or both of such ratings by such agencies or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a if the New Preferred has a rating of A- or better and lower than AA- by S&P or a3 or better and lower than aa3 by Moody's or the equivalent, (iii) if not AA/aa or Above or A/a, then BBB/baa if the New Preferred has a rating of BBB- or better and lower than A- by S&P or baa3 or better and lower than a3 by Moody's or the equivalent, and (iv) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Shearson Lehman Brothers Inc. and The First Boston Corporation or their successors shall select, as necessary, one or two nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) to act as substitute rating agencies and the Company shall take all reasonable action to enable such rating agencies to provide ratings for the New Preferred.

         (b) "Affiliate" shall mean any Person known to the Trust Company to be controlled by, in control of or under common control with the Company.

         (c) "Agent Member" shall mean the member of, or participant in, the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Purchaser's Letter.

         (d) "Auction Date" shall mean the Business Day next preceding the first day of a Dividend Period.

         (e) "Available New Preferred" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (f)   "Bid"  shall  have the  meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (g)   "Bidder"  shall have the meaning  specified in  paragraph  (a) of
               Section 2 of this Part II.

         (h) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository, has been selected by the Company and has entered into a Broker-Dealer Agreement with the Trust Company that remains effective.

         (i)   "Broker-Dealer  Agreement"  shall mean an  agreement  between the
               Trust Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this
               Part II.

         (j) "Existing Holder," when used with respect to shares of the New Preferred, shall mean a Person who has signed a Purchaser's Letter and is listed as the beneficial owner of such shares of the New Preferred in the records of the Trust Company.

         (k)   "Hold Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (l) "Maximum Rate," on any Auction Date, shall mean the product of the "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple.

         (m)   "Order"  shall have the meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (n) "Outstanding" shall mean, as of any date, shares of the New Preferred theretofore issued by the Company except, without duplication, (i) any shares of the New Preferred theretofore cancelled or delivered to the Trust Company for cancellation or redeemed by the Company or as to which a notice of redemption shall have been given by the Company, (ii) any shares of the New Preferred as to which the Company or any Affiliate thereof (other than a Broker-Dealer Affiliate) shall be an Existing Holder and (iii) any shares of the New Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

         (o) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (p) "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Purchaser's Letter and (ii) who may be interested in acquiring shares of the New Preferred (or, in the case of an Existing Holder, additional shares of the New Preferred).

         (q) "Purchaser's Letter" shall mean a letter addressed to the Company, the Trust Company, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell shares of the New Preferred as set forth in this Part II.

         (r) "Securities Depository" shall mean the Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the New Preferred.

         (s)   "Sell Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (t) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as specified by the Trust Company from time to time.

         (u) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (v) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (w)   "Submitted  Order" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

         (x) "Submitted Sell Order" shall have the meaning specified in paragraph (4) of Section 4 of this Part II.

         (y) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (z)   "Winning Bid Rate" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

2. Orders by Existing Holders and Potential Holders. (a) On or prior to the Submission Deadline on each Auction Date:

                  (i) each Existing Holder may submit to a Broker-Dealer information as to:

                       (A) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                       (B) the number of Outstanding  shares, if any, of the New
                           Preferred which such Existing Holder desires to continue to hold if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                       (C) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                 (ii) one or more Broker-Dealers, using lists of Potential Holders, shall, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of the New Preferred which each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

               For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order"; each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order."

         (b)      (i)      A Bid by an Existing Holder shall constitute an
                           irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified  in  such  Bid  if  the   Applicable   Rate
                           determined on such Auction Date shall be less than the rate specified therein;

                       (B) such number or a lesser number of Outstanding  shares
                           of the New Preferred to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this
                           Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                       (C) a lesser  number  of  Outstanding  shares  of the New
                           Preferred  to be  determined  as set  forth in clause
                           (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                 (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Sell Order; or

                       (B) such number or a lesser number of outstanding  shares
                           of the New Preferred as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

                (iii) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                       (B) such number of a lesser number of outstanding  shares
                           of the New Preferred as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

3. Submission of Orders by Broker-Dealers to Trust Company. (a) Each Broker-Dealer shall submit in writing to the Trust Company prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

                  (i)      the name of the Bidder placing such Order;

                 (ii) the aggregate number of shares of the New Preferred that are the subject to such Order;

                (iii)      to the extent that such Bidder is an Existing

                           Holder:

                       (A) the number of shares,  if any,  of the New  Preferred
                           subject to any Hold Order placed by such Existing Holder;

                       (B) the number of shares,  if any,  of the New  Preferred
                           subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                       (C) the number of shares,  if any,  of the New  Preferred
                           subject to any Sell Order placed by such Existing Holder; and

                 (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust Company shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If one or more Orders covering all of the Outstanding shares of the New Preferred held by any Existing Holder are not submitted to the Trust Company prior to the Submission deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the New Preferred held by such Existing Holder and not subject to Orders submitted to the Trust Company.

         (d) If one or more Orders covering in the aggregate more than the number of Outstanding shares of the New Preferred held by any Existing Holder are submitted to the Trust Company by a Broker-Dealer, such Orders shall be considered valid as follows and in the following order of priority:

                  (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the New Preferred held by such Existing Holder, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Hold Orders, if the number of shares of the New Preferred subject to such Hold Orders exceeds the number of Outstanding shares of the New Preferred held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the New Preferred held by such Existing Holder;

                 (ii)       (A)     any Bid shall be considered  valid up to
                                    and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the number of shares of the New Preferred subject to any Hold Orders referred to in clause (i) above;

                            (B) subject to subclause (A), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the New Preferred subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Bids with the same rate, the number of shares of the New Preferred subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the New Preferred equal to such excess;

                             (C) subject to subclause (A), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                             (D) in any such event, the number, if any, of such Outstanding shares of the New Preferred subject to Bids not valid under this clause
                                    (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

                (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing
                           Holder over the sum of the shares of the New Preferred subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

         (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Orders by Existing Holders and Potential Holders must specify numbers of shares of the New Preferred in whole Units. Any Order that specifies a number of shares of the New Preferred other than in whole Units will not be accepted and will not be considered a Submitted Order for purposes of an Auction.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Trust Company shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (such Orders as submitted or deemed submitted by Broker-Dealers being hereinafter referred to as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                  (i) the excess of the total number of outstanding shares of the New Preferred over the number of Outstanding shares of the New Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available New Preferred");

                 (ii)      from the Submitted Orders whether:

                       (A) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

                       exceeds or is equal to the sum of:

                       (B) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                       (C) the number of Outstanding shares of the New Preferred
                           that are subject to Submitted Sell Orders

                       (in the event of such excess or such equality (other than because the number of shares of the New Preferred in subclauses (B) and (C) above is zero because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                (iii) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                       (A) (I)  each   Submitted  Bid  from   Existing   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids; and

                       (B) (I)  each  Submitted  Bid  from   Potential   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted,

                       would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the New Preferred which, when added to the number of Outstanding shares of the New Preferred to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the available New Preferred.

         (b) Promptly after the Trust Company has made the determinations pursuant to paragraph (a) of this Section 4, the Trust Company shall advise the Company of the "AA" Composite Commercial Paper Rate and the Maximum Rate on the Auction Date and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:
                  (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

                 (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

                (iii) if all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the "AA" Composite Commercial Paper Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of the New Preferred that are the subject of Submitted Hold Orders, and based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and submitted Sell Orders shall be accepted or rejected and the Trust Company shall take such other action as set forth below:

         (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                  (i) the Submitted Sell Orders of Existing Holders shall be accepted and Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of the New Preferred that are the subject of such Submitted Sell Orders or Submitted Bids;

                 (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                 (iv) Each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bid, unless the number of Outstanding shares of the New Preferred subject to all such Submitted Bids shall be greater than the number of shares of New Preferred ("remaining shares") equal to the excess of the Available New Preferred over the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be accepted in part, and such Existing Holder shall be required to sell shares of the New Preferred subject to such Submitted Bid, but only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid and
                           (B) the number of shares of the New Preferred obtained by multiplying the number of remaining shares by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                  (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii), (iii) and (iv) of this paragraph (a) by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

         (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                  (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                 (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                (iii) each Existing Holder's Submitted Bid specifying any rate that is higher than the Maximum Rate and the Submitted Sell Order of each Existing Holder shall be accepted, but in both cases only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the aggregate number of shares of the New Preferred subject to Submitted Bids described in clauses (i) and (ii) of this paragraph (b) by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of the New Preferred are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

         (d)   If, as a result of the procedures described in paragraph (a) or
               (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase shares of the New Preferred other than in whole Units on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units of the New Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Units purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Units of the New Preferred.

         (e) If, as a result of the procedures described in paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units of the New Preferred are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units of the New Preferred on such Auction Date.

         (f) Based on the results of each Auction, the Trust Company shall determine the aggregate number of shares of the New Preferred to be purchased and the aggregate number of shares of the New Preferred to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of the New Preferred.

6. Miscellaneous. (a) The Board may interpret the provisions of this Part II to resolve any inconsistency or ambiguity which may arise or be revealed in connection with the Auction Procedures provided for herein, and if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board may, in appropriate circumstances, authorize the filing of a Certificate of Correction.

         (b) As long as no LIBOR Event shall have occurred, an Existing Holder (i) may sell, transfer or otherwise dispose of shares of the New Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to go through a Broker-Dealer or to a Person that has delivered a signed copy of a Purchaser's Letter to the Trust Company, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Trust Company of such transfer, and
               (ii) shall have the ownership of the shares of the New Preferred held by it maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Shares of the New Preferred may be sold or transferred only in whole Units.

         (c) Neither the Company nor any affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of the New Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

         (d) Commencing with the first day of the first Dividend Period for which the Applicable Rate is determined by the formula of 150% of LIBOR, as a result of an occurrence of a LIBOR Event, the Company or a designee thereof, at the option of the Company, may perform any of the functions to be performed by the Trust Company set forth herein.

Dated:  January 15, 1987            VIRGINIA ELECTRIC AND POWER COMPANY


                                          By Linwood R. Robertson
                                             Linwood R. Robertson
                                             Vice President, Treasurer and
                                              Corporate Secretary



                            VIRGINIA ELECTRIC AND POWER COMPANY

                                   ARTICLES OF AMENDMENT


1.       The name of the corporation is Virginia Electric and Power Company.

2. The Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock. In accordance with the provisions of the Restated Articles of Incorporation, as amended, of the Company, the distinctive designation, preferences, limitations and relative rights of said series of Preferred Stock are determined and fixed as follows:

         (a) The distinctive serial designation of the $7.30 Series shall be "$7.30 Dividend Preferred Stock" (hereinafter sometimes referred to as the $7.30 Series).

         (b) The dividend rate on the shares of the $7.30 Series shall be fixed at $7.30 per share per annum. Dividends shall be cumulative from the date of initial issuance of the shares of the $7.30 Series. The payment dates for dividends on the shares of the $7.30 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning June 20, 1987.

         (c) The fixed liquidation preference of the shares of the $7.30 Series shall be $100 per share. The fixed liquidation premium on the shares of the $7.30 Series, payable in addition to the fixed liquidation preference in the event of a voluntary liquidation, dissolution or winding up of the Company, will be $7.30 per share prior to April 15, 1993, and thereafter will be an amount per share equal to the applicable per share premium, if any, payable in optional redemption.

         (d) The $7.30 Series shall not be optionally redeemable (except to the extent otherwise provided for redemption in liquidation) prior to April 15, 1992. The fixed redemption price of the shares of the $7.30 Series in optional redemption on and after April 15, 1992 shall be $100 per share plus a premium, in the case of an optional redemption prior to April 15, 2002, from time to time as follows:

                                                           Optional Redemption
                                Time Period                 Premium Per Share

                       April 15, 1992-April 14, 1993 . . .        $7.30
                       April 15, 1993-April 14, 1994 . . .         6.57
                       April 15, 1994-April 14, 1995 . . .         5.84
                       April 15, 1995-April 14, 1996 . . .         5.11
                       April 15, 1996-April 14, 1997 . . .         4.38
                       April 15, 1997-April 14, 1998 . . .         3.65
                       April 15, 1998-April 14, 1999 . . .         2.92
                       April 15, 1999-April 14, 2000 . . .         2.19
                       April 15, 2000-April 14, 2001 . . .         1.46
                       April 15, 2001-April 14, 2002 . . .          .73

         (e) The shares of the $7.30 Series shall not be entitled to any right of conversion or any preemptive right to acquire any other security.

         (f) The shares of the $7.30 Series shall be entitled to a mandatory sinking fund. The Company shall on June 20 in each year commencing in 1992, redeem 15,000 shares of the $7.30 Series out of net assets legally available therefor, at the price of $100 per share plus accrued and unpaid dividends. The sinking fund shall be cumulative so that if on any such sinking fund redemption date the net assets of the Company legally available therefor shall (i) be insufficient to permit any such mandatory sinking fund redemption payment in full, the amount of such deficiency shall be paid and applied to the redemption of shares of the $7.30 Series at the aforesaid price before any dividend shall be paid or declared, or any distribution made, on any Junior Stock (as defined in the Company's Restated Articles of Incorporation, as amended) or any Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Company, and (ii) be insufficient to permit any such mandatory sinking fund redemption payment in full and all mandatory sinking fund payments in full due on the same date with respect to any other series of Preferred Stock or any series of Parity Stock (in each case as defined in the Company's Restated Articles of Incorporation, as amended and in effect at the time), the Company shall not purchase, redeem or otherwise acquire for consideration any shares of Preferred Stock or Parity Stock, except that at any time and from time to time funds may be applied to the purchase or redemption of shares of the respective series pro rata, as nearly as practicable, according to the amounts of the respective deficiencies in mandatory sinking fund payments. No optional redemption of shares of the $7.30 Series pursuant to subparagraph (d) above shall constitute a redemption of such shares in lieu of or as a credit against any redemption required by this subparagraph (f). The Company, at its option, on each sinking fund redemption date may redeem on a noncumulative basis through the sinking fund not more than 15,000 additional shares of the $7.30 Series upon the same terms.

         (g) Except as above provided, the shares of the $7.30 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Restated Articles of Incorporation, as amended, of the Company. The shares of the $7.30 Series shall not have any special rights other than those specified herein and in the Restated Articles of Incorporation, as amended, of the Company.

         (h) There are hereby classified as the series of $7.30 Dividend Preferred Stock 500,000 shares of the Preferred Stock. No more than 500,000 shares of the $7.30 Series may be issued. Upon retirement of the shares of the $7.30 Series, this number may be decreased by filing articles of amendment to that effect.

         (i) No shares of the $7.30 Series redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the $7.30 Series.

3. The designation of the $7.30 Series, as herein provided, has been duly approved by an Executive Committee on behalf of the Board of Directors of the Company within and in accordance with limits specifically prescribed by the Board of Directors.

4. These Articles of Amendment were duly adopted on April 8, 1987 by said Executive Committee on behalf of the Board of Directors of Virginia Electric and Power Company and shareholder action was not taken or required in connection with such adoption.

Dated:  April 8, 1987                     VIRGINIA ELECTRIC AND POWER COMPANY



                                          By
                                             Vice President, Treasurer and
                                               Corporate Secretary



                            VIRGINIA ELECTRIC AND POWER COMPANY

                                   ARTICLES OF AMENDMENT


1. The name of the corporation is Virginia Electric and Power Company (hereinafter referred to as the Company).

2. The Restated Articles of Incorporation, as amended (the Articles) of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock which shall be designated the June 1987 Series Money Market Cumulative Preferred Stock (hereinafter sometimes referred to as the New Preferred). In accordance with the provisions of the Articles, the distinctive designation, preferences, limitations and relative rights of the New Preferred are determined and fixed as follows:

         (a) The distinctive serial designation of the New Preferred shall be "June 1987 Series Money Market Cumulative Preferred Stock." Shares of the New Preferred may only be purchased or transferred in whole units of 1,000 shares each (Units) or integral multiples thereof and the shares included in the Units may not be separately purchased or transferred.

         (b) The dividend rate on the shares of the New Preferred for the Initial Dividend Period (such term and all other capitalized terms used herein being used, unless otherwise expressly provided herein, as defined in Parts I and II of these Articles of Amendment) shall be 4.80% per annum. For each Dividend Period thereafter, the dividend rate will be determined according to the procedures set forth in said Parts I and II.

         (c) The liquidation price of the shares of the New Preferred shall be $100 per share. The liquidation premium payable in addition to the liquidation price in the event of a voluntary liquidation, dissolution or winding up of the Company will be $3.00 per share prior to the first anniversary of the Date of Original Issue, $2.00 per share thereafter and prior to the second anniversary of the Date of Original Issue, and $1.00 per share thereafter and prior to the third anniversary of the Date of Original Issue. Shares of the New Preferred shall not be entitled to a liquidation premium on or after the third anniversary of the Date of Original Issue.

         (d)      (i)      The shares of the New Preferred shall be redeemable
                           on the second Business Day preceding any Dividend
                           Payment Date at the option of the Company, as a whole or in part, in whole Units only. The redemption price of the shares of the New Preferred in optional redemption shall be $100 per share plus a premium, in the case of optional redemption prior to the third anniversary of the Date of Original
                           Issue, from time to time as follows, plus an amount equal to "dividends accrued or in arrears" (such phrase being used in these Articles of Amendment as defined in Section 3 of the Division A of the Articles) to the date fixed for redemption:

                                                             Optional Redemption
                             Time Period                      Premium Per Share

                       Prior to the first anniversary date           $3.00
                          of the Date of Original Issue

                       Thereafter and prior to the second             2.00
                       anniversary of the Date of Original Issue

                       Thereafter and prior to the third              1.00
                       anniversary of the Date of Original Issue

                           If fewer  than all of the  outstanding  shares of the
                       New Preferred are to be redeemed pursuant to this subparagraph (d)(i), the number of shares to be redeemed shall be determined by the Board of Directors of the Company and such shares shall be redeemed in whole Units pro rata from the Holders in proportion to the number of such shares held by such Holders. If such pro rata redemption would result in the redemption of fractional Units, the Units to be redeemed shall be selected from among the outstanding Units of the New Preferred in any manner determined by the Trust Company to be equitable, such that the redemption is in whole Units only.

                 (ii) The shares of the New Preferred also shall be redeemable at the option of the Company, as a whole but not in part, on any Dividend Payment Date at $100 per share (without premium), plus an amount equal to dividends accrued or in arrears to the date fixed for redemption, if the Applicable Rate for the Dividend Period ending on the day preceding such Dividend Period ending on the day preceding such Dividend Payment Date equals or exceeds the "AA" Composite Commercial Paper Rate on the date of determination of such Applicable Rate.

                (iii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Trust Company, no later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in the City of New York, New York to be paid on such redemption date, plus an amount equal to dividends accrued or in arrears to the date fixed for redemption, of any share of the New Preferred after notice of a redemption is given.

         (e) The shares of the New Preferred shall not be entitled to any right of conversion or any preemptive right to acquire any other security.

         (f) The shares of the New Preferred shall not be entitled to a sinking fund.

         (g) Except as otherwise provided in these Articles of Amendment, the shares of the New Preferred shall have all the designations, preferences, limitations and relative rights and voting power, and restrictions or qualifications thereof, expressed in the Articles as presently in effect. The shares of the New Preferred shall not have any special rights other than those specified herein and in the Articles as presently in effect.

         (h) There are hereby classified as the June 1987 Series Money Market Cumulative Preferred Stock, 750,000 shares of the Preferred Stock, in 750 Units, with each Unit consisting of 1,000 shares of the New Preferred; no more than 750,000 shares of the New Preferred may be issued. Upon retirement of the shares of the New Preferred, such number of shares may be, but shall not be required to be, decreased (in whole Units) by filing articles of amendment to that effect. In the absence of such filing, retired shares of the New Preferred shall become authorized but unissued shares of the Company's class of Preferred Stock, undesignated as to series.

         (i) No shares of the New Preferred redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the New Preferred.

3. The shares of June 1987 Series Money Market Cumulative Preferred Stock, $100 liquidation value, shall have the further relative rights, preferences and limitations set forth in Sections 1 through 6 of Division A of Article III of the Articles, and the rates, dates, terms and other conditions upon which distributions shall be payable thereon shall be as set forth in Parts I and II of these Articles of Amendment.

4. The designation of the New Preferred as herein provided has been duly approved, and these Articles of Amendment have been duly adopted, by an Executive Committee of the Board of Directors of the Company, within limits specifically prescribed by the Board of Directors of the Company. No shareholder action was taken, or was required to be taken, in connection with the adoption of these Articles of Amendment.

                                          PART I

1. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a)   "'AA' Composite Commercial Paper Rate", on any date, shall mean
               (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the immediately preceding Business Day; or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Trust Company for the close of business on the immediately preceding Business Day. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of quotations furnished by the remaining Commercial Paper Dealers and any Substitute Commercial Paper Dealer selected by the Company to provide such rate not being supplied by any Commercial Paper Dealer or, if the Company does not select any such Substitute Commercial Paper Dealer by the remaining Commercial Paper Dealers; provided, however, that if the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then
               (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be based on the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) if the number of Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the interest equivalent of the 90-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction of the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b)   "Applicable   Rate"   shall  have  the   meaning   specified   in
               subparagraph (c)(i) of Section 2 of this Part I.

         (c) "Auction" shall mean each periodic implementation of the Auction Procedures.

         (d) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         (e) "Board" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

         (f) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and banks or trust companies in The City of New York, New York, are not authorized by law to close.

         (g) "Code" shall mean the Internal Revenue Code of 1986, or successor provisions of federal tax law, as amended and in effect from time to time.

         (h) "Commercial Paper Dealers" shall mean Goldman, Sachs & Co., Shearson Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc. or, in lieu of any thereof, their respective affiliates or successors, if any such entity is a commercial paper dealer.

         (i) "Date of Original Issue" shall mean the date on which the Company initially issues shares of the New Preferred.

         (j) "Dividend Payment Date" shall mean a date of payment of Dividends on the New Preferred.

         (k)   "Dividend   Period"  and  "Dividend   Periods"   shall  have  the
               respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

         (l) "Dividend Period Days" shall have the meaning specified in subparagraph (b)(i) of Section 2 of this Part I.

         (m) "Holder" shall mean the holder(s) of shares of the New Preferred as the same appear(s) on the stock books of the Company.

         (n) "Initial Dividend Payment Date" shall mean the first Dividend Payment Date with respect to the New Preferred.

         (o) "Initial Dividend Period" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

         (p) "LIBOR" shall mean for any Dividend Period the arithmetic average (rounded to the next higher 1/16 of 1%), computed by the Company, of the respective rates per annum quoted by each of the Reference Banks at which United States dollar deposits for a two-month period in the amount of U.S. $10,000,000 are offered by such Reference Banks to leading banks in the London interbank market at approximately 11:00 A.M. (London time) on the first day of such Dividend Period, or if such day is not a day on which dealings in United States dollars are transacted in the London interbank market, then on the next preceding day on which such dealings are transacted in such market. If any Reference Bank does not quote a rate required to determine LIBOR, LIBOR shall be determined on the basis of the quotation or quotations furnished by the remaining Reference Banks and any Substitute Reference Banks selected by the Company to provide such quotations not being supplied by any Reference Bank or, if the Company does not select any such Substitute Reference Bank, by the remaining Reference Banks. If the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, LIBOR shall be based on the arithmetic average (rounded to the next higher 1/16 of 1%) of the rates per annum quoted for such United States dollar deposits for two-and three-month periods, or (ii) if the Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the rates per annum quoted for such United States dollar deposits for a three-month period.

         (q) "LIBOR Event" shall mean the first failure by the Company (A) to declare or to pay to the Trust Company, not later than 12:00 Noon, New York City time, on the Business Day next preceding any Dividend Payment Date, in funds immediately available on such Dividend Payment Date in New York, New York, the full amount of any dividend at the Applicable Rate on such Dividend Payment Date on any share of the New Preferred or (B) to pay to the Trust Company, no later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in New York, New York to be paid on such redemption date, plus an amount equal to accrued and unpaid dividends at the Applicable Rate thereon to such redemption date, of any share of the New Preferred after notice of a redemption is given.

         (r) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (s) "New Preferred" shall mean the series of the Preferred Stock, $100 liquidation value, of the Company designated as its "June 1987 Series Money Market Cumulative Preferred(TM) Stock".

         (t) "Reference Bank" shall mean the principal London offices of each of Bankers Trust Company, The Bank of Tokyo, Ltd., Barclays Bank PLC and National Westminster Bank PLC, or their respective successors.

         (u) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         (v) "Subsequent Dividend Period" and "Subsequent Dividend Periods" shall have the respective meanings specified in subparagraph
               (c)(i) of Section 2 of this Part I.

         (w) "Substitute Commercial Paper Dealer" shall mean The First Boston Corporation or Morgan Stanley & Co. Incorporated, or their respective affiliates or successors, if such dealer or its affiliate or successor is a commercial paper dealer; provided that neither such dealer nor any of its affiliates or successors shall be a Commercial Paper Dealer.

         (x) "Substitute Reference Bank" shall mean the principal London office of each of The Chase Manhattan Bank (National Association), Deutsche Bank Aktiengesellschaft, Morgan Guaranty Trust Company of New York or Swiss Bank Corporation, or their respective successors, or, if none of such Substitute Reference Banks are engaged in dealings in United States dollars in the London interbank market, then a bank or banks, selected by the Company, engaged in dealings in United States dollars in the London interbank market.

         (y) "Trust Company" shall mean the bank or trust company or other entity appointed as such by a resolution of the Board.

2. Dividend Methodology. (a) The Holders shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate, in accordance with the method prescribed by the Board as set forth in subparagraph (c)(i) of this Section 2, payable on the respective Dividend Payment Dates as provided in this Section 2.

         (b)      (i)      Dividends on shares of the New Preferred, at the
                           Applicable Rate, shall accrue from the Date of Original Issue and shall be payable commencing on such Dividend Payment Dates as shall be specified for the New Preferred by resolutions duly adopted by the Board in accordance with the method prescribed by the Board, which Dividend Payment
                           Dates shall be every 49th day after the Initial
                           Dividend Payment Date, except that:

                       (1) if the  day  that  otherwise  would  be the  Dividend
                           Payment Date is not a Business Day, or the day that otherwise would be the Dividend Payment Date is immediately succeeded by a day that is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day that is immediately succeeded by a Business Day, provided that

                       (2) if the Securities  Depository shall make available to
                           its participants and members, in funds immediately available in the City of New York on a Dividend Payment Date, the amount due as dividends on such Dividend Payment Date (and the Securities depository shall have so advised the Trust Company), and if the day that otherwise would be such Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day, provided that

                       (3) if  the  determination  of the  otherwise  applicable
                           Dividend Payment Date in the manner herein above provided would result in the Dividend Period commencing on said otherwise applicable Dividend Payment Date having less than the number of days constituting the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), then the Board of Directors or a Committee thereof shall make such adjustment to the next succeeding Dividend Payment Date as shall be necessary to cause such Dividend Period to have the minimum number of days constituting the minimum holding period.

                       It is provided further, however, that the Board, in the event of a change in law lengthening the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), may adjust the period of the time between Dividend Payment Dates so as, subject to clauses
                       (A) and (B) below of this subparagraph (b)(i), to adjust uniformly the number of days (such number of days without giving effect to such clauses (A) and (B) being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then current minimum holding period, subject to the limitations that (A) the number of Dividend Period Days shall not exceed by more than nine days the length of such then current minimum holding period and in no event shall exceed 98 days and
                       (B) dividends shall continue to be payable on the same day of the week as the Initial Dividend Payment Date. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall mail notice of such change by first class mail, postage prepaid, to each Holder at such Holder's address as the same appears on the stock books of the Company.

                 (ii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Trust Company no later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date, an aggregate amount of funds available on the next Business Day in New York, New York, equal to the dividends to be paid to all Holders on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Trust Company for the benefit of the Holders specified in subparagraph (b)(iii) of this Section 2.

                (iii) Each dividend shall be paid to the Holders of the New Preferred as they shall appear on the stock books of the Company on the Business Day next preceding the Dividend Payment Date therefor; provided, however, that if such dividend shall have been determined under the proviso in subparagraph
                           (c)(i) of this Section 2, such dividend shall be paid to the Holders of record of the New Preferred on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record of the New Preferred as they shall appear on the stock books of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

         (c)      (i)      The dividend rate on shares of the New Preferred
                           during the period from and after the Date of Original Issue to and including the day preceding the Initial Dividend Payment Date (the "Initial
                           Dividend Period") shall be 4.80%. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the New Preferred for each subsequent dividend period (each such period being hereinafter referred to as a "Subsequent Dividend
                           Period", and such periods being hereinafter referred to collectively as "Subsequent
                           Dividend Periods") which Subsequent Dividend
                           Periods each shall commence on a Dividend Payment
                           Date and shall end on and include the day preceding the next Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures; provided, however, that if a LIBOR Event shall have occurred prior to the first day of such Subsequent Dividend Period, the dividend rate for all such Subsequent Dividend
                           Periods shall be a rate per annum equal to 150% of LIBOR (the rate per annum at which dividends are payable on shares of the New Preferred for any Dividend Period being herein referred to as the "Applicable Rate").

                 (ii) The dividends payable on shares of the New Preferred for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction the numerator of which shall be the number of days in such Dividend Period and the denominator of which shall be 360 and applying the rate obtained against $100 per share of the New Preferred.

                                          PART II

1. Certain Definitions. Capitalized terms not defined in this Section 1 shall have the respective meanings specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires.

         (a) "'AA' Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

                           Prevailing Rating          Percentage

                           AA/aa or Above . . . . . .    110%
                           A/a  . . . . . . . . . . .    120%
                           BBB/baa  . . . . . . . . .    130%
                           Below BBB/baa  . . . . . .    175%

               For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/aa or Above, if the New Preferred has a rating of AA- or better by S&P or aa3 or better by Moody's or the equivalent of either or both of such ratings by such agencies or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a if the New Preferred has a rating of A- or better and lower than AA- by S&P or a3 or better and lower than aa3 by Moody's or the equivalent, (iii) if not AA/aa or Above or A/a, then BBB/baa if the New Preferred has a rating of BBB- or better and lower than A- by S&P or baa3 or better and lower than a3 by Moody's or the equivalent, and (iv) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Shearson Lehman Brothers Inc. and The First Boston Corporation or their successors shall select, as necessary, one or two nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) to act as substitute rating agencies and the Company shall take all reasonable action to enable such rating agencies to provide ratings for the New Preferred.

         (b) "Affiliate" shall mean any Person known to the Trust Company to be controlled by, in control of or under common control with the Company.

         (c) "Agent Member" shall mean the member of, or participant in, the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Purchaser's Letter.

         (d) "Auction Date" shall mean the Business Day next preceding the first day of a Dividend Period.

         (e) "Available New Preferred" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (f)   "Bid"  shall  have the  meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (g)   "Bidder"  shall have the meaning  specified in  paragraph  (a) of
               Section 2 of this Part II.

         (h) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository, has been selected by the Company and has entered into a Broker-Dealer Agreement with the Trust Company that remains effective.

         (i)   "Broker-Dealer  Agreement"  shall mean an  agreement  between the
               Trust Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this
               Part II.

         (j) "Existing Holder," when used with respect to shares of the New Preferred, shall mean a Person who has signed a Purchaser's Letter and is listed as the beneficial owner of such shares of the New Preferred in the records of the Trust Company.

         (k)   "Hold Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (l) "Maximum Rate," on any Auction Date, shall mean the product of the "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple.

         (m)   "Order"  shall have the meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (n) "Outstanding" shall mean, as of any date, shares of the New Preferred theretofore issued by the Company except, without duplication, (i) any shares of the New Preferred theretofore cancelled or delivered to the Trust Company for cancellation or redeemed by the Company or as to which a notice of redemption shall have been given by the Company, (ii) any shares of the New Preferred as to which the Company or any Affiliate thereof (other than a Broker-Dealer Affiliate) shall be an Existing Holder and (iii) any shares of the New Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

         (o) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (p) "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Purchaser's Letter and (ii) who may be interested in acquiring shares of the New Preferred (or, in the case of an Existing Holder, additional shares of the New Preferred).

         (q) "Purchaser's Letter" shall mean a letter addressed to the Company, the Trust Company, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell shares of the New Preferred as set forth in this Part II.

         (r) "Securities Depository" shall mean the Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the New Preferred.

         (s)   "Sell Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (t) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as specified by the Trust Company from time to time.

         (u) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (v) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (w)   "Submitted  Order" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

         (x) "Submitted Sell Order" shall have the meaning specified in paragraph (4) of Section 4 of this Part II.

         (y) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (z)   "Winning Bid Rate" shall have the meaning specified in paragraph
               (a) of Section 4 of this Part II.

2. Orders by Existing Holders and Potential Holders. (a) On or prior to the Submission Deadline on each Auction Date:

                  (i) each Existing Holder may submit to a Broker-Dealer information as to:

                       (A) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                       (B) the number of Outstanding  shares, if any, of the New
                           Preferred which such Existing Holder desires to continue to hold if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                       (C) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder that such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                 (ii) one or more Broker-Dealers, using lists of Potential Holders, shall, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of the New Preferred that each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Dividend Period shall be not less than the rate per annum specified by such Potential Holder.

               For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order"; each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order."

         (b)      (i)      A Bid by an Existing  Holder shall  constitute an
                           irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified  in  such  Bid  if  the   Applicable   Rate
                           determined on such Auction Date shall be less than the rate specified therein;

                       (B) such number or a lesser number of Outstanding  shares
                           of the New Preferred to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this
                           Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                       (C) a lesser  number  of  Outstanding  shares  of the New
                           Preferred  to be  determined  as set  forth in clause
                           (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                 (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Sell Order; or

                       (B) such number or lesser number of Outstanding shares of
                           the New Preferred as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

                (iii) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                       (B) such number of a lesser number of outstanding  shares
                           of the New Preferred as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

3. Submission of Orders by Broker-Dealers to Trust Company. (a) Each Broker-Dealer shall submit in writing to the Trust Company prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

                  (i)      the name of the Bidder placing such Order;

                 (ii) the aggregate number of shares of the New Preferred that are the subject to such Order;

                (iii)      to the extent that such Bidder is an Existing Holder:

                       (A) the number of shares,  if any,  of the New  Preferred
                           subject to any Hold Order placed by such Existing Holder;

                       (B) the number of shares,  if any,  of the New  Preferred
                           subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                       (C) the number of shares,  if any,  of the New  Preferred
                           subject to any Sell Order placed by such Existing Holder; and

                 (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust Company shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If one or more Orders covering all of the Outstanding shares of the New Preferred held by any Existing Holder are not submitted to the Trust Company prior to the Submission deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the New Preferred held by such Existing Holder and not subject to an Order submitted to the Trust Company.

         (d) If one or more Orders covering, in the aggregate, more than the number of Outstanding shares of the New Preferred held by any Existing Holder are submitted to the Trust Company by a Broker-Dealer, such Orders shall be considered valid as follows and in the following order of priority:

                  (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the New Preferred held by such Existing Holder, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Hold Orders, if the number of shares of the New Preferred subject to such Hold Orders exceeds the number of Outstanding shares of the New Preferred held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the New Preferred held by such Existing Holder;

                 (ii)      (A)      any Bid shall be considered  valid up to
                                    and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the number of shares of the New Preferred subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the New Preferred subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Bids with the same rate, the number of shares of the New Preferred subject to each bid with the same rate shall be reduced pro rata to cover the number of shares of the New Preferred equal to such excess;

                            (C) subject to subclause (A), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                            (D) in any such event, the number, if any, of such Outstanding shares of the New Preferred subject to Bids not valid under this clause
                                    (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate herein specified; and

                (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing
                           Holder over the sum of the shares of the New Preferred subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

         (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Orders by Existing Holders and Potential Holders must specify numbers of shares of the New Preferred in whole Units. Any Order that specifies a number of shares of the New Preferred other than in whole Units will not be accepted and will not be considered a Submitted Order for purposes of an Auction.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Trust Company shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (such Orders as submitted or deemed submitted by Broker-Dealers being hereinafter referred to as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                  (i) the excess of the total number of Outstanding shares of the New Preferred over the number of Outstanding shares of the New Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available New Preferred");

                 (ii) from the Submitted Orders whether:

                       (A) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

                       exceeds or is equal to the sum of:

                       (B) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                       (C) the number of Outstanding shares of the New Preferred
                           that are subject to Submitted Sell Orders

                       (in the event of such excess or such equality (other than because the number of shares of the New Preferred in subclauses (B) and (C) above is zero because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                (iii) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                       (A) (I)  each   Submitted  Bid  from   Existing   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids; and

                       (B) (I)  each  Submitted  Bid  from   Potential   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted.

                       would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the New Preferred which, when added to the number of Outstanding shares of the New Preferred to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the available New Preferred.

         (b) Promptly after the Trust Company has made the determinations pursuant to paragraph (a) of this Section 4, the Trust Company shall advise the Company of the "AA" Composite Commercial Paper Rate and the Maximum Rate on the Auction Date and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                  (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

                 (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

                (iii) if all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the "AA" Composite Commercial Paper Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of the New Preferred that are the subject of Submitted Hold Orders, and based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and submitted Sell Orders shall be accepted or rejected and the Trust Company shall take such other actions as set forth below:

         (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                  (i) the Submitted Sell Orders of Existing Holders shall be accepted and Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of the New Preferred that are the subject of such Submitted Sell Orders or Submitted Bids;

                 (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                 (iv) Each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted bid, unless the number of Outstanding shares of the New Preferred subject to all such Submitted Bids shall be greater than the number of shares of New Preferred ("remaining shares") equal to the excess of the Available New Preferred over the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be accepted in part, and such Existing Holder shall be required to sell shares of the New Preferred subject to such Submitted Bid, but only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid and
                           (B) the number of shares of the New Preferred obtained by multiplying the number of remaining shares by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                  (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii), (iii) and (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred subject to such Potential Holder's Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

         (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                  (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                 (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                (iii) each Existing Holder's Submitted Bid specifying any rate that is higher than the Maximum Rate and the Submitted Sell Order of each Existing Holder shall be accepted, but in both cases only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the aggregate number of shares of the New Preferred subject to Submitted Bids described in clauses (i) and (ii) of this paragraph (b) by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of the New Preferred are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

         (d)   If, as a result of the procedures described in paragraph (a) or
               (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase shares of the New Preferred other than in whole Units on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units of the New Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Units purchased or sold by each Existing Holder or Potential Holder on such Auction

               Date shall be whole Units of the New Preferred.

         (e) If, as a result of the procedures described in paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units of the New Preferred are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units of the New Preferred on such Auction Date.

         (f) Based on the results of each Auction, the Trust Company shall determine the aggregate number of shares of the New Preferred to be purchased and the aggregate number of shares of the New Preferred to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares of the purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of the New Preferred.

6. Miscellaneous. (a) The Board may interpret the provisions of this Part II to resolve any inconsistency or ambiguity which may arise or be revealed in connection with the Auction Procedures provided for herein, and if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board may, in appropriate circumstances, authorize the
         filing  of  an  instrument  to  correct  or  resolve  such   inaccurate
         provision.

         (b) As long as no LIBOR Event shall have occurred, an Existing Holder (i) may sell, transfer or otherwise dispose of shares of the New Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to go through a Broker-Dealer or to a Person that has delivered a signed copy of a Purchaser's Letter to the Trust Company, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Trust Company of such transfer, and
               (ii) shall have the ownership of the shares of the New Preferred held by it maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Shares of the New Preferred may be sold or transferred only in whole Units.

         (c) Neither the Company nor any affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of the New Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

         (d) Commencing with the first day of the first Dividend Period for which the Applicable Rate is determined by the formula of 150% of LIBOR, as a result of an occurrence of a LIBOR Event, the Company or a designee thereof, at the option of the Company, may perform any of the functions to be performed by the Trust Company set forth herein.

Dated:  June 17, 1987                     VIRGINIA ELECTRIC AND POWER COMPANY



                                          By
                                             Linwood R. Robertson
                                             Vice President, Treasurer and
                                               Corporate Secretary



                            VIRGINIA ELECTRIC AND POWER COMPANY

                                   ARTICLES OF AMENDMENT


1. The name of the corporation is Virginia Electric and Power Company (hereinaf ter referred to as the Company).

2. The Restated Articles of Incorporation, as amended (the Articles) of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock which shall be designated the October 1988 Series Money Market Cumulative Preferred(TM) Stock (hereinafter sometimes referred to as the New Preferred). In accordance with the provisions of the Articles, the distinctive designation, preferences, limitations and relative rights of the New Preferred are determined and fixed as follows:

         (a) The distinctive serial designation of the New Preferred shall be "October 1988 Series Money Market Cumulative Preferred(TM)
               Stock." Shares of the New Preferred may only be purchased or transferred in whole units of 1,000 shares each (Units) or integral multiples thereof and the shares included in the Units may not be separately purchased or transferred.

         (b) The dividend rate on the shares of the New Preferred for the Initial Dividend Period (such term and all other capitalized terms used herein being used, unless otherwise expressly provided herein, as defined in Parts I and II of these Articles of Amendment) shall be 6.50% per annum. For each Dividend Period thereafter, the dividend rate will be determined according to the procedures set forth in said Parts I and II.

         (c) The liquidation preference of the shares of the New Preferred shall be $100 per share, payable in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company.

         (d)      (i)      The shares of the New Preferred shall be redeemable
                           on the second Business Day preceding any Dividend
                           Payment Date at the option of the Company, as a whole or in part, in whole Units only at a redemption price of $100 per share (without premium), plus an amount equal to "dividends accrued or in arrears" (such phrase being used in these Articles of Amendment as defined in Section 3 of the Division A of the Articles).

                           If fewer  than all of the  outstanding  shares of the
                       New Preferred are to be redeemed pursuant to this subparagraph (d)(i), the number of shares to be redeemed shall be determined by the Board of Directors of the Company and such shares shall be redeemed in whole Units pro rata from the Holders in proportion to the number of such shares held by such Holders. If such pro rata redemption would result in the redemption of fractional Units, the Units to be redeemed shall be selected from among the outstanding Units of the New Preferred in any manner determined by the Auction Agent to be equitable, such that the redemption is in whole Units only.

                 (ii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Auction Agent, no later than 12:00 Noon, New York City time, on the Business Day next preceding any redemption date, the redemption price in funds available in The City of New York, New York, to be paid on such redemption date, plus an amount equal to dividends accrued or in arrears to the date fixed for redemption of any share of the New Preferred after notice of a redemption is given.

         (e) The shares of the New Preferred shall not be entitled to any right of conversion or any preemptive right to acquire any other security.

         (f) The shares of the New Preferred shall not be entitled to a sinking fund.

         (g) Except as otherwise provided in these Articles of Amendment, the shares of the New Preferred shall have all the designations, preferences, limitations and relative rights and voting power, and restrictions or qualifications thereof, expressed in the Articles as presently in effect. The shares of the New Preferred shall not have any special rights other than those specified herein and in the Articles as presently in effect.

         (h) There are hereby classified as the October 1988 Series Money Market Cumulative Preferred Stock, 750,000 shares of the Preferred Stock, in 750 Units, with each Unit consisting of 1,000 shares of the New Preferred; not more than 750,000 shares of the New Preferred may be issued. Upon retirement of the shares of the New Preferred, such number of shares may be, but shall not be required to be, decreased (in whole Units) by filing articles of amendment to that effect. In the absence of such filing, retired shares of the New Preferred shall become authorized but unissued shares of the Company's class of Preferred Stock, undesignated as to series.

   (i) No shares of the New Preferred redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the New Preferred.

3. The shares of the New Preferred shall have the further relative rights, preferences and limitations set forth in Sections 1 through 6 of Division A of Article III of the Articles, and the rates, dates, terms and other conditions upon which distributions shall be payable thereon shall be as set forth in Parts I and II of these Articles of Amendment.

4. The designation of the New Preferred, as herein provided, has been duly approved, and these Articles of Amendment have been duly adopted, by an Executive Committee of the Board of Directors of the Company, within limits specifically prescribed by the Board of Directors of the Company. No shareholder action was taken, or was required to be taken, in connection with the adoption of these Articles of Amendment.

                                          PART I

1. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a)   "'AA' Composite Commercial Paper Rate", on any date, shall mean
               (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the immediately preceding Business Day; or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the immediately preceding Business Day. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of quotations furnished by the remaining Commercial Paper Dealers and any Substitute Commercial Paper Dealer selected by the Company to provide such rate not being supplied by any Commercial Paper Dealer or, if the Company does not select any such Substitute Commercial Paper Dealer, by the remaining Commercial Paper Dealers; provided, however, that if the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then
               (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be based on the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) if the number of Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the interest equivalent of the 90-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b)   "Applicable   Rate"   shall  have  the   meaning   specified   in
               subparagraph (c)(i) of Section 2 of this Part I.

         (c) "Auction" shall mean each periodic implementation of the Auction Procedures.

         (d) "Auction Agent" shall mean the bank or trust company or other entity appointed as such by a resolution of the Board.

         (e) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         (f) "Board" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

         (g) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and banks or trust companies in the City of New York, New York, are not authorized by law to close.

         (h) "Code" shall mean the Internal Revenue Code of 1986, or successor provisions of federal tax law, as amended and in effect from time to time.

         (i) "Commercial Paper Dealers" shall mean Goldman, Sachs & Co., Shearson Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if any such entity is a commercial paper dealer.

         (j) "Date of Original Issue" shall mean the date on which the Company initially issues shares of the New Preferred.

         (k) "Dividend Payment Date" shall mean a date of payment of Dividends on the New Preferred.

         (l)   "Dividend   Period"  and  "Dividend   Periods"   shall  have  the
               respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

         (m) "Dividend Period Days" shall have the meaning specified in subparagraph (b)(i) of Section 2 of this Part I.

         (n) "Holder" shall mean the holder(s) of shares of the New Preferred as the same appear(s) on the stock books of the Company.

         (o) "Initial Dividend Payment Date" shall mean the first Dividend Payment Date with respect to the New Preferred.

         (p) "Initial Dividend Period" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

         (q) "LIBOR" shall mean for any Dividend Period the arithmetic average (rounded to the next higher 1/16 of 1%), computed by the Company, of the respective rates per annum quoted by each of the Reference Banks at which United States dollar deposits for a two-month period in the amount of U.S. $10,000,000 are offered by such Reference Banks to leading banks in the London interbank market at approximately 11:00 A.M. (London time) on the first day of such Dividend Period, or if such day is not a day on which dealings in United States dollars are transacted in the London interbank market, then on the next preceding day on which such dealings are transacted in such market. If any Reference Bank does not quote a rate required to determine LIBOR, LIBOR shall be determined on the basis of the quotation or quotations furnished by the remaining Reference Banks and any Substitute Reference Banks selected by the Company to provide such quotations not being supplied by any Reference Bank or, if the Company does not select any such Substitute Reference Bank, by the remaining Reference Banks. If the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, LIBOR shall be based on the arithmetic average (rounded to the next higher 1/16 of 1%) of the rates per annum quoted for such United States dollar deposits for two-and three-month periods, or (ii) if the Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the rates per annum quoted for such United States dollar deposits for a three-month period.

         (r) "LIBOR Event" shall mean the first failure by the Company (A) to declare or to pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding any Dividend Payment Date, in funds immediately available on such Dividend Payment Date in New York, New York, the full amount of any dividend at the Applicable Rate on such Dividend Payment Date on any share of the New Preferred or (B) to pay to the Auction Agent, no later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in New York, New York to be paid on such redemption date, plus an amount equal to accrued and unpaid dividends at the Applicable Rate thereon to such redemption date, of any share of the New Preferred after notice of a redemption is given.

         (s) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (t) "New Preferred" shall mean the series of the Preferred Stock, $100 liquidation value, of the Company designated as its "October 1988 Series Money Market Cumulative Preferred(TM) Stock".

         (u) "Reference Bank" shall mean the principal London offices of each of Bankers Trust Company, Bank of Tokyo, Ltd., Barclays Bank PLC and National Westminster Bank PLC, or their respective successors.

         (v) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         (w) "Subsequent Dividend Period" and "Subsequent Dividend Periods" shall have the respective meanings specified in subparagraph
               (c)(i) of Section 2 of this Part I.

         (x) "Substitute Commercial Paper Dealer" shall mean The First Boston Corporation or Morgan Stanley & Co. Incorporated, or their respective affiliates or successors, if such dealer or its affiliate or successor is a commercial paper dealer; provided that neither such dealer nor any of its affiliates or successors shall be a Commercial Paper Dealer.

         (y) "Substitute Reference Bank" shall mean the principal London office of each of The Chase Manhattan Bank (National Association), Deutsche Bank Aktiengesellschaft, Morgan Guaranty Trust Company of New York or Swiss Bank Corporation, or their respective successors, or, if none of such Substitute Reference Banks are engaged in dealings in United States dollars in the London interbank market, then a bank or banks, selected by the Company, engaged in dealings in United States dollars in the London interbank market.

2. Dividend Methodology. (a) The Holders shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate, in accordance with the method prescribed by the Board as set forth in subparagraph (c)(i) of this Section 2, payable on the respective Dividend Payment Dates as provided in this Section 2.

         (b)      (i)      Dividends on shares of the New Preferred, at the
                           Applicable Rate, shall accrue from the Date of Original Issue and shall be payable commencing on such Dividend Payment Dates as shall be specified for the New Preferred by resolutions duly adopted by the Board in accordance with the method prescribed by the Board, which Dividend Payment
                           Dates shall be every 49th day after the Initial
                           Dividend Payment Date, except that:

                       (1) if the  day  that  otherwise  would  be the  Dividend
                           Payment Date is not a Business Day, or the day that otherwise would be the Dividend Payment Date is immediately succeeded by a day that is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day that is immediately succeeded by a Business Day, provided that

                       (2) if the Securities  Depository shall make available to
                           its participants and members, in funds immediately available in the City of New York on a Dividend Payment Date, the amount due as dividends on such Dividend Payment Date (and the Securities Depository shall have so advised the Auction Agent), and if the day that otherwise would be such Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day, provided that

                       (3) if  the  determination  of the  otherwise  applicable
                           Dividend Payment Date in the manner herein above provided would result in the Dividend Period commencing on said otherwise applicable Dividend Payment Date having less than the number of days constituting the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), then the Board of Directors or a Committee thereof shall make such adjustment to the next succeeding Dividend Payment Date as shall be necessary to cause such Dividend Period to have the minimum number of days constituting the minimum holding period.

                       It is provided further, however, that the Board, in the event of a change in law lengthening the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), may adjust the period of the time between Dividend Payment Dates so as, subject to clauses
                       (A) and (B) below of this subparagraph (b)(i), to adjust uniformly the number of days (such number of days without giving effect to such clauses (A) and (B) being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then current minimum holding period, subject to the limitations that (A) the number of Dividend Period Days shall not exceed by more than nine days the length of such then current minimum holding period and in no event shall exceed 98 days and
                       (B) dividends shall continue to be payable on the same day of the week as the Initial Dividend Payment Date. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall mail notice of such change by first class mail, postage prepaid, to each Holder at such Holder's address as the same appears on the stock books of the Company.

                 (ii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Auction Agent no later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date, an aggregate amount of funds available on the next Business Day in New York, New York, equal to the dividends to be paid to all Holders on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(iii) of this Section 2.

                (iii) Each dividend shall be paid to the Holders of the New Preferred as they shall appear on the stock books of the Company on the Business Day next preceding the Dividend Payment Date therefor; provided, however, that if such dividend shall have been determined under the proviso in subparagraph
                           (c)(i) of this Section 2, such dividend shall be paid to the Holders of record of the New Preferred on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

                           Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record of the New Preferred as they shall appear on the stock books of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

         (c)      (i)      The dividend rate on shares of the New Preferred
                           during the period from and after the Date of Original Issue to and including the day preceding the Initial Dividend Payment Date (the "Initial
                           Dividend Period") shall be 6.50%. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the New Preferred for each subsequent dividend period (each such period being hereinafter referred to as a "Subsequent Dividend
                           Period" and such periods being hereinafter referred to collectively as "Subsequent Dividend Periods") which Subsequent Dividend Periods each shall commence on a Dividend Payment Date and shall end on and include the day preceding the next
                           Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures; provided, however, that if a LIBOR Event shall have occurred prior to the first day of such Subsequent Dividend Period, the dividend rate for all such Subsequent Dividend
                           Periods shall be a rate per annum equal to 200% of LIBOR (the rate per annum at which dividends are payable on shares of the New Preferred for any Dividend Period being herein referred to as the "Applicable Rate").

                 (ii) The dividends payable on shares of the New Preferred for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period and the denominator of which shall be 360 and applying the rate obtained against $100 per share of the New Preferred.

                                     PART II

1. Certain Definitions. Capitalized terms not defined in this Section 1 shall have the respective meanings specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires.

         (a) "'AA' Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

                           Prevailing Rating          Percentage

                           AA/aa or Above . . . . . .    110%
                           A/a  . . . . . . . . . . .    125%
                           BBB/baa  . . . . . . . . .    150%
                           Below BBB/baa  . . . . . .    200%

               For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/aa or Above, if the New Preferred has a rating of AA- or better by S&P or aa3 or better by Moody's or the equivalent of either or both of such ratings by such agencies or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a if the New Preferred has a rating of A- or better and lower than AA- by S&P or a3 or better and lower than aa3 by Moody's or the equivalent, (iii) if not AA/aa or Above or A/a, then BBB/baa if the New Preferred has a rating of BBB- or better and lower than A- by S&P or baa3 or better and lower than a3 by Moody's or the equivalent, and (iv) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the New Preferred. If either S&P or Moody's shall not make such a rating available, or neither S&P nor Moody's shall make such a rating available, Shearson Lehman Hutton Inc. and The First Boston Corporation or their respective successors shall select, as necessary, one or two nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) to act as substitute rating agencies and the Company shall take all reasonable action to enable such rating agencies to provide ratings for the New Preferred.

         (b) "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Company.

         (c) "Agent Member" shall mean the member of, or participant in, the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

         (d) "Auction Date" shall mean the Business Day next preceding the first day of a Dividend Period.

         (e) "Available New Preferred" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (f)   "Bid"  shall  have the  meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (g)   "Bidder"  shall have the meaning  specified in  paragraph  (a) of
               Section 2 of this Part II.

         (h) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository, has been selected by the Company and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         (i)   "Broker-Dealer  Agreement"  shall mean an  agreement  between the
               Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this
               Part II.

         (j) "Existing Holder," when used with respect to shares of the New Preferred, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of the New Preferred in the records of the Auction Agent.

         (k)   "Hold Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (l) "Master Purchaser's Letter" shall mean a letter addressed to the Company, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell shares of the New Preferred as set forth in this Part II.

         (m) "Maximum Rate," on any Auction Date, shall mean the product of the "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple.

         (n)   "Order"  shall have the meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (o) "Outstanding" shall mean, as of any date, shares of the New Preferred theretofore issued by the Company except, without duplication, (i) any shares of the New Preferred theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Company or as to which a notice of redemption shall have been given by the Company, (ii) any shares of the New Preferred as to which the Company or any Affiliate thereof (other than a Broker-Dealer Affiliate) shall be an Existing Holder and (iii) any shares of the New Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

         (p) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (q) "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of the New Preferred (or, in the case of an Existing Holder, additional shares of the New Preferred).

         (r) "Securities Depository" shall mean the Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the New Preferred.

         (s)   "Sell Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (t) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (u) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (v) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (w)   "Submitted  Order" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

         (x) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (y) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (z)   "Winning Bid Rate" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

2. Orders by Existing Holders and Potential Holders. (a) On or prior to the Submission Deadline on each Auction Date:

                  (i) each Existing Holder may submit to a Broker-Dealer information as to:

                       (A) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                       (B) the number of Outstanding  shares, if any, of the New
                           Preferred that such Existing Holder desires to continue to hold if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                       (C) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder that such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                 (ii) one or more Broker-Dealers, using lists of Potential Holders, shall, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of the New Preferred that each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

               For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order"; each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order."

         (b)      (i)      A Bid by an Existing Holder shall constitute an
                           irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified  in  such  Bid  if  the   Applicable   Rate
                           determined on such Auction Date shall be less than the rate specified therein;

                       (B) such number or a lesser number of Outstanding  shares
                           of the New Preferred to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this
                           Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                       (C) a lesser  number  of  Outstanding  shares  of the New
                           Preferred  to be  determined  as set  forth in clause
                           (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                 (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Sell Order; or

                       (B) such number or a lesser number of outstanding  shares
                           of the New Preferred as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

               (iii)   A  Bid  by  a  Potential   Holder  shall   constitute  an
                       irrevocable offer to purchase:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                       (B) such number or a lesser number of outstanding  shares
                           of the New Preferred as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein.

3. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

                  (i)      the name of the Bidder placing such Order;

                 (ii) the aggregate number of shares of the New Preferred that are the subject to such Order;

                (iii)      to the extent that such Bidder is an Existing Holder:

                       (A) the number of shares,  if any,  of the New  Preferred
                           subject to any Hold Order placed by such Existing Holder;

                       (B) the number of shares,  if any,  of the New  Preferred
                           subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                       (C) the number of shares,  if any,  of the New  Preferred
                           subject to any Sell Order placed by such Existing Holder; and

                 (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If one or more Orders covering all of the Outstanding shares of the New Preferred held by any Existing Holder are not submitted to the Auction Agent prior to the Submission deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the New Preferred held by such Existing Holder not subject to an Order submitted to the Auction Agent.

         (d) If one or more Orders covering in the aggregate more than the number of Outstanding shares of the New Preferred held by any Existing Holder are submitted to the Auction Agent by a Broker-Dealer, such Orders shall be considered valid as follows and in the following order of priority:


                  (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the New Preferred held by such Existing Holder, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Hold Orders, if the number of shares of the New Preferred subject to such Hold Orders exceeds the number of Outstanding shares of the New Preferred held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the New Preferred held by such Existing Holder;

                 (ii) (A) any Bid shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the number of shares of the New Preferred subject to any Hold Orders referred to in clause (i) above;

                       (B) subject to  subclause  (A), if more than one Bid with
                           the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the New Preferred subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Bids with the same rate, the number of shares of the New Preferred subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the New Preferred equal to such excess;

                       (C) subject to  subclause  (A), if more than one Bid with
                           different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                       (D) in any  such  event,  the  number,  if  any,  of such
                           Outstanding shares of the New Preferred subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate herein specified; and

                (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing
                           Holder over the sum of the shares of the New Preferred subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

         (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Orders by Existing Holders and Potential Holders must specify numbers of shares of the New Preferred in whole Units. Any Order that specifies a number of shares of the New Preferred other than in whole Units will not be accepted and will not be considered a Submitted Order for purposes of an Auction.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (such Orders submitted or deemed submitted by Broker-Dealers being hereinafter referred to as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                  (i) the excess of the total number of Outstanding shares of the New Preferred over the number of Outstanding shares of the New Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available New Preferred");

                 (ii) from the Submitted Orders whether:

                       (A) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

                       exceeds or is equal to the sum of:

                       (B) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                       (C) the number of Outstanding shares of the New Preferred
                           that are subject to Submitted Sell Orders

                       (in the event of such excess or such equality (other than because the number of shares of the New Preferred in subclauses (B) and (C) above is zero because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                (iii) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                       (A) (I)  each   Submitted  Bid  from   Existing   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids; and

                       (B) (I)  each  Submitted  Bid  from   Potential   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted,

                       would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the New Preferred which, when added to the number of Outstanding shares of the New Preferred to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available New Preferred.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Company of the "AA" Composite Commercial Paper Rate and the Maximum Rate on the Auction Date and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                  (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

                 (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

                (iii) if all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the "AA" Composite Commercial Paper Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of the New Preferred that are the subject of Submitted Hold Orders, and based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other actions as set forth below:

         (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                  (i) the Submitted Sell Orders of Existing Holders shall be accepted and Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of the New Preferred that are the subject of such Submitted Sell Orders or Submitted Bids;

                 (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                 (iv) Each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted bid, unless the number of Outstanding shares of the New Preferred subject to all such Submitted Bids shall be greater than the number of shares of New Preferred ("remaining shares") equal to the excess of the Available New Preferred over the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be accepted in part, and such Existing Holder shall be required to sell shares of the New Preferred subject to such Submitted Bid, but only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid and
                           (B) the number of shares of the New Preferred obtained by multiplying the number of remaining shares by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                  (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii), (iii) and (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred subject to such Potential Holder's Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

         (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                  (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                 (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                (iii) each Existing Holder's Submitted Bid specifying any rate that is higher than the Maximum Rate and the Submitted Sell Order of each Existing Holder shall be accepted, but in both cases only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the aggregate number of shares of the New Preferred subject to Submitted Bids described in clauses (i) and (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of the New Preferred are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

         (d)   If, as a result of the procedures described in paragraph (a) or
               (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase shares of the New Preferred other than in whole Units on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units of the New Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Units purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Units of the New Preferred.

         (e) If, as a result of the procedures described in paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units of the New Preferred are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units of the New Preferred on such Auction Date.

         (f) Based on the results of each Auction, the Auction Agent shall determine the aggregate number of shares of the New Preferred to be purchased and the aggregate number of shares of the New Preferred to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares of the purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of the New Preferred.

6. Miscellaneous. (a) The Board may interpret the provisions of this Part II to resolve any inconsistency or ambiguity that may arise or be revealed in connection with the Auction Procedures provided for herein, and if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board may, in appropriate circumstances, authorize the
         filing  of  an  instrument  to  correct  or  resolve  such   inaccurate
         provision.

         (b) An Existing Holder (i) may sell, transfer or otherwise dispose of shares of the New Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this
               Part II or to go through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (ii) shall have the ownership of the shares of the New Preferred held by it maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Shares of the New Preferred may be sold or transferred only in whole Units.

         (c) Neither the Company nor any affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of the New Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

         (d) Commencing with the first day of the first Dividend Period for which the Applicable Rate is determined by the formula of 200% of LIBOR, as a result of an occurrence of a LIBOR Event, the Company or a designee thereof, at the option of the Company, may perform any of the functions to be performed by the Auction Agent set forth herein.

Dated:  October 6, 1988                   VIRGINIA ELECTRIC AND POWER COMPANY



                                          By
                                             Linwood R. Robertson
                                             Vice President, Treasurer and
                                               Corporate Secretary

                            VIRGINIA ELECTRIC AND POWER COMPANY

                                   ARTICLES OF AMENDMENT


1. The name of the corporation is Virginia Electric and Power Company (hereinafter referred to as the Company).

2. The Restated Articles of Incorporation, as amended (the Articles) of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock which shall be designated the June 1989 Series Money Market Cumulative Preferred(TM) Stock (hereinafter sometimes referred to as the New Preferred). In accordance with the provisions of the Articles, the distinctive designation, preferences, limitations and relative rights of the New Preferred are determined and fixed as follows:

         (a) The distinctive serial designation of the New Preferred shall be "June 1989 Series Money Market Cumulative Preferred(TM) Stock." Shares of the New Preferred may only be purchased or transferred in whole units of 1,000 shares each (Units) or integral multiples thereof and the shares included in the Units may not be separately purchased or transferred.

         (b) The dividend rate on the shares of the New Preferred for the Initial Dividend Period (such term and all other capitalized terms used herein being used, unless otherwise expressly provided herein, as defined in Parts I and II of these Articles of Amendment) shall be 7.20% per annum. For each Dividend Period thereafter, the dividend rate will be determined according to the procedures set forth in said Parts I and II.

         (c) The liquidation preference of the shares of the New Preferred shall be $100 per share, payable in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company.

         (d)      (i)      The shares of the New Preferred shall be redeemable
                           on the second Business Day preceding any Dividend
                           Payment Date at the option of the Company, as a whole or in part, in whole Units only at a redemption price of $100 per share (without premium), plus an amount equal to "dividends accrued or in arrears" (such phrase being used in these Articles of Amendment as defined in Section 3 of the Division A of the Articles).

                       If fewer than all of the outstanding shares of the New Preferred are to be redeemed pursuant to this subparagraph (d)(i), the number of shares to be redeemed shall be determined by the Board of Directors of the Company and such shares shall be redeemed in whole Units pro rata from the Holders in proportion to the number of such shares held by such Holders. If such pro rata redemption would result in the redemption of fractional Units, the Units to be redeemed shall be selected from among the outstanding Units of the New Preferred in any manner determined by the Auction Agent to be equitable, such that the redemption is in whole Units only.

                 (ii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Auction Agent, no later than 12:00 Noon, New York City time, on the Business Day next preceding any redemption date, the redemption price in funds available in The City of New York, New York, to be paid on such redemption date, plus an amount equal to dividends accrued or in arrears to the date fixed for redemption of any share of the New Preferred after notice of a redemption is given and shall give the Auction Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of the redemption price for such shares upon surrender of the certificate or certificates therefor. The Company may direct the Auction Agent to invest any such available funds in Short-Term Money Market Instruments provided that the proceeds of any such investment will be available in The City of New York, New York at the opening of business on such redemption date. All funds held by the Auction Agent pursuant to this clause (ii) (to the extent necessary to pay the full amount of the redemption price for such shares) shall be held in trust for the Holders of such shares.

         (e) The shares of the New Preferred shall not be entitled to any right of conversion or any preemptive right to acquire any other security.

         (f) The shares of the New Preferred shall not be entitled to a sinking fund.

         (g) Except as otherwise provided in these Articles of Amendment, the shares of the New Preferred shall have all the designations, preferences, limitations and relative rights and voting power, and restrictions or qualifications thereof, expressed in the Articles as presently in effect. The shares of the New Preferred shall not have any special rights other than those specified herein and in the Articles as presently in effect.

         (h) There are hereby classified as the June 1989 Series Money Market Cumulative Preferred Stock, 750,000 shares of the Preferred Stock, in 750 Units, with each Unit consisting of 1,000 shares of the New Preferred; not more than 750,000 shares of the New Preferred may be issued. Upon retirement of the shares of the New Preferred, such number of shares may be, but shall not be required to be, decreased (in whole Units) by filing articles of amendment to that effect. In the absence of such filing, retired shares of the New Preferred shall become authorized but unissued shares of the Company's class of Preferred Stock, undesignated as to series.

         (i) No shares of the New Preferred redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the New Preferred.

3. The shares of the New Preferred shall have the further relative rights, preferences and limitations set forth in Sections 1 through 6 of Division A of Article III of the Articles, and the rates, dates, terms and other conditions upon which distributions shall be payable thereon shall be as set forth in Parts I and II of these Articles of Amendment.

4. The designation of the New Preferred, as herein provided, has been duly approved, and these Articles of Amendment have been duly adopted, by an Executive Committee of the Board of Directors of the Company within limits specifically prescribed by the Board of Directors of the Company. No shareholder action was taken, or was required to be taken, in connection with the adoption of these Articles of Amendment.

                                          PART I

1. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

         (a)   "'AA' Composite Commercial Paper Rate", on any date, shall mean
               (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the immediately preceding Business Day; or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the immediately preceding Business Day. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of quotations furnished by the remaining Commercial Paper Dealers and any Substitute Commercial Paper Dealer selected by the Company to provide such rate not being supplied by any Commercial Paper Dealer or, if the Company does not select any such Substitute Commercial Paper Dealer by the remaining Commercial Paper Dealers; provided, however, that if the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then
               (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be based on the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) if the number of Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the interest equivalent of the 90-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

         (b)   "Applicable   Rate"   shall  have  the   meaning   specified   in
               subparagraph (c)(i) of Section 2 of this Part I.

         (c) "Auction" shall mean each periodic implementation of the Auction Procedures.

         (d) "Auction Agent" shall mean the bank or trust company or other entity appointed as such by a resolution of the Board.

         (e) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

         (f) "Board" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

         (g) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and banks or trust companies in The City of New York, New York, are not authorized by law to close.

         (h) "Code" shall mean the Internal Revenue Code of 1986, or successor provisions of federal tax law, as amended and in effect from time to time.

         (i) "Commercial Paper Dealers" shall mean Goldman, Sachs & Co., Shearson Lehman Commercial Paper Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if any such entity is a commercial paper dealer.

         (j) "Date of Original Issue" shall mean the date on which the Company initially issues shares of the New Preferred.

         (k) "Dividend Payment Date" shall mean a date of payment of Dividends on the New Preferred.

         (l)   "Dividend   Period"  and  "Dividend   Periods"   shall  have  the
               respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

         (m) "Dividend Period Days" shall have the meaning specified in subparagraph (b)(i) of Section 2 of this Part I.

         (n) "Holder" shall mean the holder(s) of shares of the New Preferred as the same appear(s) on the stock books of the Company.

         (o) "Initial Dividend Payment Date" shall mean the first Dividend Payment Date with respect to the New Preferred.

         (p) "Initial Dividend Period" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

         (q) "LIBOR" shall mean for any Dividend Period the arithmetic average (rounded to the next higher 1/16 of 1%), computed by the Company, of the respective rates per annum quoted by each of the Reference Banks at which United States dollar deposits for a two-month period in the amount of U.S. $10,000,000 are offered by such Reference Banks to leading banks in the London interbank market at approximately 11:00 A.M. (London time) on the first day of such Dividend Period, or if such day is not a day on which dealings in United States dollars are transacted in the London interbank market, then on the next preceding day on which such dealings are transacted in such market. If any Reference Bank does not quote a rate required to determine LIBOR, LIBOR shall be determined on the basis of the quotation or quotations furnished by the remaining Reference Banks and any Substitute Reference Banks selected by the Company to provide such quotations not being supplied by any Reference Bank or, if the Company does not select any such Substitute Reference Bank, by the remaining Reference Banks. If the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, LIBOR shall be based on the arithmetic average (rounded to the next higher 1/16 of 1%) of the rates per annum quoted for such United States dollar deposits for two- and three-month periods, or (ii) if the Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the rates per annum quoted for such United States dollar deposits for a three-month period.

         (r) "LIBOR Event" shall mean the first failure by the Company (A) to declare or to pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding any Dividend Payment Date, in funds immediately available on such Dividend Payment Date in New York, New York, the full amount of any dividend at the Applicable Rate on such Dividend Payment Date on any share of the New Preferred or (B) to pay to the Auction Agent, no later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in New York, New York to be paid on such redemption date, plus an amount equal to accrued and unpaid dividends at the Applicable Rate thereon to such redemption date, of any share of the New Preferred after notice of a redemption is given.

         (s) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

         (t) "New Preferred" shall mean the series of the Preferred Stock, $100 liquidation value, of the Company designated as its "June 1989 Series Money Market Cumulative Preferred(TM) Stock".

         (u) "Reference Bank" shall mean the principal London offices of each of Bankers Trust Company, Bank of Tokyo, Ltd., Barclays Bank PLC and National Westminster Bank PLC, or their respective successors.

         (v) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

         (w) "Short-Term Money Market Instruments" shall mean the following types of instruments if, on the date of determination, the remaining terms to maturity thereof are not in excess of 90 days:

                  (i) GNMA, FNMA and FHLMC Certificates and U.S. Treasury Securities;

                 (ii) demand or time deposits in, or bankers acceptances or certificates of deposit issued by, (A) a depository institution or trust company incorporated under the laws of the United States of America, any state thereof of the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia), if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations whose rating is based on the credit of a person or entity other than such institution or trust company) of such depository institution or trust company, at the time of the Company's investment therein or contractual commitment providing for such investment, have credit ratings from Moody's and Standard & Poor's of at least P-1 and A-1+, respectively, in the case of commercial paper, and, if the long-term unsecured debt obligations of such institution are rated by Moody's, a credit rating from Moody's of at least Aa3 in the case of such long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements shall be rating of such depository institution or trust company from Moody's shall be at least A2; and provided further, however, that time deposits, bankers acceptances and certificates of deposit shall be deemed to be Short-Term Money Market Instruments only to the extent that they are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

                (iii) commercial paper that is exempted from the provisions of the Securities Act of 1933, as amended, by Section 3(a)(3) thereof and that is rated at the time of the Company's investment therein or contractual commitment providing for such investment, at least P-1 and A-1+ by Moody's and Standard & Poor's, respectively, and issued by an obligor whose other long-term unsecured debt obligations, if rated by Moody's (other than such obligations whose rating is based on the credit of a person or entity other than such obligor), are rated at least Aa3 by Moody's;

                 (iv) repurchase obligations with respect to any U.S. Treasury Security or any GNMA, FNMA or FHLMC Certificate entered into with a depository institution, trust company or securities dealer (acting as principal) which meets the credit rating requirements for commercial paper and long-term unsecured debt obligations specified in clause (ii) above; and

                  (v) eurodollar demand deposits in the head office or a branch office of a depository institution or trust company meeting the credit rating requirements for commercial paper and long-term unsecured debt obligations specified in clause (ii) above; provided, that the interest receivable by the Company on such investment is not subject to withholding or similar taxes imposed by the country of situs of such investment.

         (x) "Subsequent Dividend Period" and "Subsequent Dividend Periods" shall have the respective meanings specified in subparagraph
               (c)(i) of Section 2 of this Part I.

         (y) "Substitute Commercial Paper Dealer" shall mean The First Boston Corporation or Morgan Stanley & Co. Incorporated, or their respective affiliates or successors, if such dealer or its affiliate or successor is a commercial paper dealer; provided that neither such dealer nor any of its affiliates or successors shall be a Commercial Paper Dealer.

         (z) "Substitute Reference Bank" shall mean the principal London office of each of The Chase Manhattan Bank (National Association), Deutsche Bank Aktiengesellschaft, Morgan Guaranty Trust Company of New York or Swiss Bank Corporation, or their respective successors, or, if none of such Substitute Reference Banks are engaged in dealings in United States dollars in the London interbank market, then a bank or banks, selected by the Company, engaged in dealings in United States dollars in the London interbank market.

2. Dividend Methodology. (a) The Holders shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate, in accordance with the method prescribed by the Board as set forth in subparagraph (c)(i) of this Section 2, payable on the respective Dividend Payment Dates as provided in this Section 2.

         (b)      (i)      Dividends on shares of the New Preferred, at the
                           Applicable Rate, shall accrue from the Date of Original Issue and shall be payable commencing on such Dividend Payment Dates as shall be specified for the New Preferred by resolutions duly adopted by the Board in accordance with the method prescribed by the Board, which Dividend Payment
                           Dates shall be every 49th day after the Initial
                           Dividend Payment Date, except that:

                       (1) if the  day  that  otherwise  would  be the  Dividend
                           Payment Date is not a Business Day, or the day that otherwise would be the Dividend Payment Date is immediately succeeded by a day that is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day that is immediately succeeded by a Business Day, provided that

                       (2) if the Securities  Depository shall make available to
                           its participants and members, in funds immediately available in the City of New York on a Dividend Payment Date, the amount due as dividends on such Dividend Payment Date (and the Securities Depository shall have so advised the Auction Agent), and if the day that otherwise would be such Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day, provided that

                       (3) if  the  determination  of the  otherwise  applicable
                           Dividend Payment Date in the manner hereinabove provided would result in the Dividend Period commencing on said otherwise applicable Dividend Payment Date having less than the number of days constituting the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), then the Board or a Committee thereof shall make such adjustment to the next succeeding Dividend Payment Date as shall be necessary to cause such Dividend Period to have the minimum number of days constituting the minimum holding period.

                       It is provided further, however, that the Board, in the event of a change in law lengthening the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), may adjust the period of the time between Dividend Payment Dates so as, subject to clauses
                       (A) and (B) below of this subparagraph (b)(i), to adjust uniformly the number of days (such number of days without giving effect to such clauses (A) and (B) being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then current minimum holding period, subject to the limitations that (A) the number of Dividend Period Days shall not exceed by more than nine days the length of such then current minimum holding period and in no event shall exceed 98 days and
                       (B) dividends shall continue to be payable on the same day of the week as the Initial Dividend Payment Date. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall mail notice of such change by first class mail, postage prepaid, to each Holder at such Holder's address as the same appears on the stock books of the Company.

                 (ii) So long as no LIBOR Event shall have occurred, the Company shall pay to the Auction Agent no later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date, an aggregate amount of funds available on the next Business Day in New York, New York, equal to the dividends to be paid to all Holders on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in subparagraph (b)(iii) of this Section 2.

                (iii) Each dividend shall be paid to the Holders of the New Preferred as they shall appear on the stock books of the Company on the Business Day next preceding the Dividend Payment Date therefor; provided, however, that if such dividend shall have been determined under the proviso in subparagraph
                           (c)(i) of this Section 2, such dividend shall be paid to the Holders of record of the New Preferred on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record of the New Preferred as they shall appear on the stock books of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

         (c)      (i)      The dividend rate on shares of the New Preferred
                           during the period from and after the Date of Original Issue to and including the day preceding the Initial Dividend Payment Date (the "Initial
                           Dividend Period") shall be 7.20%. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the New Preferred for each subsequent dividend period (each such period being hereinafter referred to as a "Subsequent Dividend
                           Period", and such periods being hereinafter referred to collectively as "Subsequent Dividend
                           Periods") which Subsequent Dividend Periods each shall commence on a Dividend Payment Date and shall end on and include the day preceding the next
                           Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures; provided, however, that if a LIBOR Event shall have occurred prior to the first day of such Subsequent Dividend Period, the dividend rate for all such Subsequent Dividend
                           Periods shall be a rate per annum equal to 200% of LIBOR (the rate per annum at which dividends are payable on shares of the New Preferred for any Dividend Period being herein referred to as the "Applicable Rate").

                 (ii) The dividends payable on shares of the New Preferred for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period and the denominator of which shall be 360 and applying the rate obtained against $100 per share of the New Preferred.

                                          PART II

1. Certain Definitions. Capitalized terms not defined in this Section 1 shall have the respective meanings specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires.

         (a) "'AA' Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing rating of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

                           Prevailing Rating          Percentage

                           AA/aa or Above . . . . . .    110%
                           A/a  . . . . . . . . . . .    125%
                           BBB/baa  . . . . . . . . .    150%
                           Below BBB/baa  . . . . . .    200%

               For purposes of this definition, the "prevailing rating" of the New Preferred shall be (i) AA/aa or Above, if the New Preferred has a rating of AA- or better by S&P or aa3 or better by Moody's or the equivalent of either or both of such ratings by such agencies or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a if the New Preferred has a rating of A- or better and lower than AA- by S&P or a3 or better and lower than aa3 by Moody's or the equivalent, (iii) if not AA/aa or Above or A/a, then BBB/baa if the New Preferred has a rating of BBB- or better and lower than A- by S&P or baa3 or better and lower than a3 by Moody's or the equivalent, and (iv) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the New Preferred. If either S&P or Moody's shall not make such a rating available, Shearson Lehman Hutton Inc. and Merrill Lynch Capital Markets or their respective successors shall select, as necessary, one or two nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) to act as substitute rating agencies and the Company shall take all reasonable action to enable such rating agencies to provide ratings for the New Preferred.

         (b) "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Company.

         (c) "Agent Member" shall mean the member of, or participant in, the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

         (d) "Auction Date" shall mean the Business Day next preceding the first day of a Dividend Period.

         (e) "Available New Preferred" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (f)   "Bid"  shall  have the  meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (g)   "Bidder"  shall have the meaning  specified in  paragraph  (a) of
               Section 2 of this Part II.

         (h) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository, has been selected by the Company and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

         (i)   "Broker-Dealer  Agreement"  shall mean an  agreement  between the
               Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this
               Part II.

         (j) "Existing Holder," when used with respect to shares of the New Preferred, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of the New Preferred in the records of the Auction Agent.

         (k)   "Hold Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (l) "Master Purchaser's Letter" shall mean a letter addressed to the Company, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell shares of the New Preferred as set forth in this Part II.

         (l) "Maximum Rate," on any Auction Date, shall mean the product of the "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple.

         (m)   "Order"  shall have the meaning  specified  in  paragraph  (a) of
               Section 2 of this Part II.

         (n) "Outstanding" shall mean, as of any date, shares of the New Preferred theretofore issued by the Company except, without duplication, (i) any shares of the New Preferred theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Company or as to which a notice of redemption shall have been given by the Company, (ii) any shares of the New Preferred as to which the Company or any Affiliate thereof (other than a Broker-Dealer Affiliate) shall be an Existing Holder and (iii) any shares of the New Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

         (o) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         (p) "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Purchaser's Letter and (ii) who may be interested in acquiring shares of the New Preferred (or, in the case of an Existing Holder, additional shares of the New Preferred).

         (r) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the New Preferred.

         (s)   "Sell Order" shall have the meaning specified in paragraph (a) of
               Section 2 of this Part II.

         (t) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         (u) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (v) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (w)   "Submitted  Order" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

         (x) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (y) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

         (z)   "Winning Bid Rate" shall have the meaning  specified in paragraph
               (a) of Section 4 of this Part II.

2. Orders by Existing Holders and Potential Holders. (a) On or prior to the Submission Deadline on each Auction Date:

                  (i) each Existing Holder may submit to a Broker-Dealer information as to:

                       (A) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                       (B) the number of Outstanding  shares, if any, of the New
                           Preferred which such Existing Holder desires to continue to hold if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                       (C) the number of Outstanding  shares, if any, of the New
                           Preferred held by such Existing Holder that such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                 (ii) one or more Broker-Dealers, using lists of Potential Holders, shall, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of the New Preferred that each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Dividend Period shall be not less than the rate per annum specified by such Potential Holder.

               For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order"; each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order."

         (b)      (i)      A Bid by an Existing Holder shall constitute an
                           irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified  in  such  Bid  if  the   Applicable   Rate
                           determined on such Auction Date shall be less than the rate specified therein;

                       (B) such number or a lesser number of Outstanding  shares
                           of the New Preferred to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this
                           Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                       (C) a lesser  number  of  Outstanding  shares  of the New
                           Preferred  to be  determined  as set  forth in clause
                           (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

                 (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Sell Order; or

                       (B) such number or lesser number of Outstanding shares of
                           the New Preferred as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids do not exist.

                (iii) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                       (A) the number of Outstanding shares of the New Preferred
                           specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                       (B) such number or a lesser number of Outstanding  shares
                           of the New Preferred as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable rate determined on such Auction date shall be equal to the rate specified therein.

3. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

                  (i)      the name of the Bidder placing such Order;

                 (ii) the aggregate number of shares of the New Preferred that are the subject to such Order;

                (iii)      to the extent that such Bidder is an Existing Holder:

                       (A) the number of shares,  if any,  of the New  Preferred
                           subject to any Hold Order placed by such Existing Holder;

                       (B) the number of shares,  if any,  of the New  Preferred
                           subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                       (C) the number of shares,  if any,  of the New  Preferred
                           subject to any Sell Order placed by such Existing Holder; and

                 (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares specified in such Potential Holder's Bid.

         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If one or more Orders covering all of the Outstanding shares of the New Preferred held by any Existing Holder are not submitted to the Auction Agent prior to the Submission deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the New Preferred held by such Existing Holder and not subject to an Order submitted to the Auction Agent.

         (d) If one or more Orders covering, in the aggregate, more than the number of Outstanding shares of the New Preferred held by any Existing Holder are submitted to the Auction Agent by a Broker-Dealer, such Orders shall be considered valid as follows and in the following order of priority:

                  (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the New Preferred held by such Existing Holder, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Hold Orders, if the number of shares of the New Preferred subject to such Hold Orders exceeds the number of Outstanding shares of the New Preferred held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the New Preferred held by such Existing Holder;

                 (ii) (A) any Bid shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the number of shares of the New Preferred subject to any Hold Orders referred to in clause (i) above;

                           (B) subject to subclause (A), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the New Preferred subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Bids with the same rate, the number of shares of the New Preferred subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the New Preferred equal to such excess;

                            (C) subject to subclause (A), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                            (D) in any such event, the number, if any, of such Outstanding shares of the New Preferred subject to Bids not valid under this clause
                                    (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate herein specified; and

                (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing
                           Holder over the sum of the shares of the New Preferred subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

         (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

         (f) Orders by Existing Holders and Potential Holders must specify numbers of shares of the New Preferred in whole Units. Any Order that specifies a number of shares of the New Preferred other than in whole Units will not be accepted and will not be considered a Submitted Order for purposes of an Auction.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (such Orders submitted or deemed submitted by Broker-Dealers being hereinafter referred to as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                  (i) the excess of the total number of Outstanding shares of the New Preferred over the number of Outstanding shares of the New Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available New Preferred");

                 (ii)      from the Submitted Orders whether:

                       (A) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

                       exceeds or is equal to the sum of:

                       (B) the number of Outstanding shares of the New Preferred
                           that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                       (C) the number of Outstanding shares of the New Preferred
                           that are subject to Submitted Sell Orders

                       (in the event of such excess or such equality (other than because the number of shares of the New Preferred in subclauses (B) and (C) above is zero because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                (iii) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                       (A) (I)  each   Submitted  Bid  from   Existing   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids; and

                       (B) (I)  each  Submitted  Bid  from   Potential   Holders
                           specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted.

                       would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the New Preferred which, when added to the number of Outstanding shares of the New Preferred to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available New Preferred.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Company of the "AA" Composite Commercial Paper Rate and the Maximum Rate on the Auction Date and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:


                  (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

                 (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

                (iii) if all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the "AA" Composite Commercial Paper Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of the New Preferred that are the subject of Submitted Hold Orders, and based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other actions as set forth below:

         (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                  (i) the Submitted Sell Orders of Existing Holders shall be accepted and Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of the New Preferred that are the subject of such Submitted Sell Orders or Submitted Bids;

                 (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                 (iv) Each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted bid, unless the number of Outstanding shares of the New Preferred subject to all such Submitted Bids shall be greater than the number of shares of New Preferred ("remaining shares") equal to the excess of the Available New Preferred over the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be accepted in part, and such Existing Holder shall be required to sell shares of the New Preferred subject to such Submitted Bid, but only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid and
                           (B) the number of shares of the New Preferred obtained by multiplying the number of remaining shares by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                  (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii), (iii) and (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred subject to such Potential Holder's Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

         (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

                  (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

                 (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

                (iii) each Existing Holder's Submitted Bid specifying any rate that is higher than the Maximum Rate and the Submitted Sell Order of each Existing Holder shall be accepted, but in both cases only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the aggregate number of shares of the New Preferred subject to Submitted Bids described in clauses (i) and (ii) of this paragraph (b) by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to all such Submitted Bids and Submitted Sell Orders.

         (c) If all of the Outstanding shares of the New Preferred are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

         (d)   If, as a result of the procedures described in paragraph (a) or
               (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase shares of the New Preferred other than in whole Units on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units of the New Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Units purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Units of the New Preferred.

         (e) If, as a result of the procedures described in paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units of the New Preferred are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units of the New Preferred on such Auction Date.

         (f) Based on the results of each Auction, the Auction Agent shall determine the aggregate number of shares of the New Preferred to be purchased and the aggregate number of shares of the New Preferred to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares of the purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of the New Preferred.

6. Miscellaneous. (a) The Board may interpret the provisions of this Part II to resolve any inconsistency or ambiguity which may arise or be revealed in connection with the Auction Procedures provided for herein, and if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board may, in appropriate circumstances, authorize the
         filing  of  an  instrument  to  correct  or  resolve  such   inaccurate
         provision.

         (b) An Existing Holder (i) may sell, transfer or otherwise dispose of shares of the New Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this
               Part II or to go through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (ii) shall have the ownership of the shares of the New Preferred held by it maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Shares of the New Preferred may be sold or transferred only in whole Units.

         (c) Neither the Company nor any affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of the New Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

         (d) Commencing with the first day of the first Dividend Period for which the Applicable Rate is determined by the formula of 200% of LIBOR, as a result of an occurrence of a LIBOR Event, the Company or a designee thereof, at the option of the Company, may perform any of the functions to be performed by the Auction Agent set forth herein.

Dated:  June 13, 1989                     VIRGINIA ELECTRIC AND POWER COMPANY



                                          Linwood R. Robertson
                                          Vice President, Treasurer and
                                            Corporate Secretary

                           VIRGINIA ELECTRIC AND POWER COMPANY

                                  ARTICLES OF AMENDMENT

1.     The name of the corporation is Virginia Electric and Power Company.

2. The Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock. In accordance with the provisions of the Restated Articles of Incorporation, as amended, of the Company, the distinctive designation, preferences, limitations and relative rights of said series of Preferred Stock are determined and fixed as follows:

            (a) The distinctive serial designation of the $6.35 Series shall be "$6.35 Dividend Preferred Stock" (hereinafter referred to as the $6.35 Series).

            (b) The dividend rate on the shares of the $6.35 Series shall be fixed at $6.35 per share per annum. Dividends shall be cumulative from the date of initial issuance of the shares of the $6.35 Series. The payment dates for the dividends on the shares of the $6.35 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning September 20, 1992.

            (c) The fixed liquidation preference of the shares of the $6.35 Series shall be $100 per share.

            (d) The $6.35 Series shall not be redeemable (except to the extent otherwise provided for redemption in liquidation) prior to September 1, 2000.

            (e) The shares of the $6.35 Series shall not be entitled to any sinking fund or right of conversion or any preemptive right to acquire any other security.

            (f) Except as above provided, the shares of the $6.35 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifactions thereof, expressed in the Restated Articles of Incorporation, as amended, of the Company. The shares of the $6.35 Series shall not have any special rights other than those specified herein and in the Restated Articles of Incorporation, as amended, of the Company.

            (g) There are hereby classified as the series of $6.35 Preferred Stock 1,400,000 shares of the Preferred Stock. No more than 1,400,000 shares of the $6.35 Series may be issued. Upon retirement of the shares of the $6.35 Series, this number may be decreased by filing articles of amendment to that effect.

            (h) No shares of the $6.35 Series purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the $6.35 Series.

3. The designation of the $6.35 Series, as herein provided, has been duly approved by the Executive Committee on behalf of the Board of Directors of the Company within and in accordance with limits specifically prescribed by the Board of Directors.

4. These Artiles of Amendment were duly adopted on August 4, 1992 by said Executive Committee on behalf of the Board of Directors of Virginia Electric and Power Company and shareholder action was not required in connection with such adoption.

Dated:     August 4, 1992

                                      VIRGINIA ELECTRIC AND POWER COMPANY


                                      By   Thomas N. Chewning
                                           Vice president, Treasurer
                                             and Corporate Secretary


                       VIRGINIA ELECTRIC AND POWER COMPANY

                              ARTICLES OF AMENDMENT

1. The name of the corporation is Virginia Electric and Power Company (hereinafter referred to as the Company).

2. The Restated Articles of Incorporation, as amended (the Articles) of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock which shall be designated the September 1992A Series Auction Market Preferred Stock (hereinafter sometimes referred to as the New Preferred). In accordance with the provisions of the Articles, the distinctive designation, preferences, limitations and relative rights of the New Preferred are determined and fixed as follows:

       (a) The distinctive serial designation of the New Preferred shall be "September 1992A Series Auction Market Preferred Stock." Shares of the New Preferred may only be purchased or transferred in whole units of 1,000 shares each (Units) or integral multiples thereof and the shares included in the Units may not be separately purchased or transferred.

       (b) The dividend rate on the shares of the New Preferred for the Initial Dividend Period (such term and all other capitalized terms used herein being used, unless otherwise expressly provided herein, as defined in Parts I and II of these Articles of Amendment) shall be 2.80% per annum. For each Dividend Period thereafter, the dividend rate will be determined according to the procedures set forth in Parts I and II.

       (c) The liquidation preference of the shares of the New Preferred shall be $100 per share, payable in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company.

       (d) (i) The shares of the New Preferred shall be redeemable on the second Business Day preceding any Dividend Payment Date at the option of the Company, as a whole or in part, in whole Units only at a redemption price of $100,000 per Unit ($100 per share) (without premium), plus an amount equal to "dividends accrued or in arrears" (such phrase being used in these Articles of Amendment as defined in Section 3 of the Division A of the Articles).

       If fewer than all of the outstanding shares of the New Preferred are to be redeemed pursuant to this subparagraph (d)(i), the number of shares to be redeemed shall be determined by the Board of Directors of the Company and such shares shall be redeemed in whole Units pro rata from the Holders in proportion to the number of such shares held by such Holders. If such pro rata redemption would result in the redemption of fractional Units, the Units to be redeemed shall be selected from among the outstanding Units of the New Preferred in any manner determined by the Auction Agent to be equitable, such that the redemption is in whole Units only.

       (ii) So long as no Default shall have occurred, the Company shall pay to the Auction Agent, no later than 12:00 Noon, New York City time, on the Business Day next preceding any redemption date, the redemption price in funds available in The City of New York, New York, to be paid on such redemption date, plus an amount equal to dividends accrued or in arrears to the date fixed for redemption of any share of the New Preferred after notice of a redemption is given and shall give the Auction Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of the redemption price for such shares upon surrender of the certificate or certificates therefor. The Company may direct the Auction Agent to invest any such available funds in Short-Term Money Market Instruments provided that the proceeds of any such investment will be available in The City of New York, New York at the opening of business on such redemption date. All funds held by the Auction Agent pursuant to this clause (ii) (to the extent necessary to pay the full amount of the redemption price for such shares) shall be held in trust for the Holders of such shares.

       (e) The shares of the New Preferred shall not be entitled to any right of conversion or any preemptive right to acquire any other security.

       (f) The shares of the New Preferred shall not be entitled to a sinking fund.

       (g) Except as otherwise provided in these Articles of Amendment, the shares of the New Preferred shall have all the designations, preferences, limitations and relative rights and voting power, and restrictions or qualifications thereof, expressed in the Articles as presently in effect. The shares of the New Preferred shall not have any special rights other than those specified herein and in the Articles as presently in effect.

       (h) There are hereby classified as the September 1992A Series Auction Market Preferred Stock, 500,000 shares of the Preferred Stock,in 1,000 Units, with each Unit consisting of 1,000 shares of the New Preferred; not more than 500,000 shares of the New Preferred may be issued. Upon retirement of the shares of the New Preferred, such number of shares may be, but shall not be required to be, decreased (in whole Units) by filing articles of amendment to that effect. In the absence of such filing, retired shares of the New Preferred shall become authorized but unissued shares of the Company's class of Preferred Stock, undesignated as to series.

       (i) No shares of the New Preferred redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the New Preferred.

3. The shares of the New Preferred shall have the further relative rights, preferences and limitations set forth in Sections 1 through 6 of Division A of Article III of the Articles, and the rates, dates, terms and other conditions upon which distributions shall be payable thereon shall be as set forth in Parts I and II of these Articles of Amendment.

4. The designation of the New Preferred, as herein provided, has been duly approved, and these Articles of Amendment have been duly adopted, by an Executive Committee of the Board of Directors of the Company, within limits specifically prescribed by the Board of Directors of the Company. No shareholder action was taken, or was required to be taken, in connection with the adoption of these Articles of Amendment.


                                     PART I

   1. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

       (a) "'AA' Composite Commercial Paper Rate," on any date, shall mean (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the immediately preceding Business Day; or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60- day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the immediately preceding Business Day. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of quotations furnished by the remaining Commercial Paper Dealers and any Substitute Commercial Paper Dealer selected by the Company to provide such rate not being supplied by any Commercial
   Paper Dealer or, if the Company does not select any such Substitute Commercial Paper Dealer, by the remaining Commercial Paper Dealers; provided, however, that if the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be based on the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) if the number of Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the interest equivalent of the 90-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001 of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

       (b)  "Applicable  Rate" shall have the meaning  specified in subparagraph
   (c)(i) of Section 2 of this Part I.

       (c) "Auction" shall mean each periodic implementation of the Auction Procedures.

       (d) "Auction Agent" shall mean the bank or trust company or other entity appointed as such by a resolution of the Board.

       (e) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

       (f) "Board" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

       (g) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and banks or trust companies in The City of New York, New York, are not authorized by law to close.

       (h) "Code" shall mean the Internal Revenue Code of 1986, or successor provisions of federal tax law, as amended and in effect from time to time.

       (i) "Commercial Paper Dealers" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Commercial Paper Incorporated and Smith Barney, Harris Upham & Co. Incorporated or, in lieu of any thereof, their respective affiliates or successors, if any such entity is a commercial paper dealer.

       (j) "Date of Original Issue" shall mean the date on which the Company initially issues shares of the New Preferred.

       (k) "Default" shall mean the first failure by the Company (A) to declare or to pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding any Dividend Payment Date, in funds immediately available on such Dividend Payment Date in New York, New York, the full amount of any dividend at the Applicable Rate on such Dividend Payment Date on any share of the New Preferred or (B) to pay to the Auction Agent, no later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in New York, New York to be paid on such redemption date, plus an amount equal to accrued and unpaid dividends at the Applicable Rate thereon to such redemption date, of any share of the New Preferred after notice of a redemption is given.

       (l) "Dividend Payment Date" shall mean a date of payment of Dividends on the New Preferred.

       (m) "Dividend Period" and "Dividend Periods" shall have the respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

       (n)  "Dividend   Period  Days"  shall  have  the  meaning   specified  in
   subparagraph (b)(i) of Section 2 of this Part I.

       (o) "Holder" shall mean the holder(s) of shares of the New Preferred as the same appear(s) on the stock books of the Company.

       (p) "Initial Dividend Payment Date" shall mean the first Dividend Payment Date with respect to the New Preferred.

       (q) "Initial Dividend Period" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

       (r) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

       (s) "New Preferred" shall mean the series of the Preferred Stock, $100 liquidation preference, of the Company designated as its "September 1992A Series Auction Market Preferred Stock."

       (t)  "S&P"  shall  mean  Standard  &  Poor's  Corporation,   a  New  York
   corporation, and its successors.

       (u) "Short-Term Money Market Instruments" shall mean the following types of instruments if, on the date of determination, the remaining terms to maturity thereof are not in excess of 90 days:

            (i)  GNMA, FNMA and FHLMC Certificates and U.S. Treasury
       Securities;

            (ii)  demand  or  time  deposits  in,  or  bankers   acceptances  or
       certificates of deposit issued by, (A) a depository institution or trust company incorporated under the laws of the United States of America, any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia), if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations whose rating is based on the credit of a person or entity other than such institution or trust company) of such depository institution or trust company, at the time of the Company's investment therein or contractual commitment providing for such investment, have credit ratings from Moody's and Standard & Poor's of at least P-1 and A-1+, respectively, in the case of commercial paper, and, if the long-term unsecured debt obligations of such institution are rated by Moody's , a credit rating from Moody's of at least Aa3 in the case of such long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the
       Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's shall be at least A2; and provided further, however, that time deposits, bankers acceptances and certificates of deposit shall be deemed to be Short-Term Money Market Instruments only to the extent that they are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

            (iii) commercial paper that is exempted from the provisions of the Securities Act of 1933, as amended, by Section 3(a)(3) thereof and that is rated at the time of the Company's investment therein or contractual commitment providing for such investment, at least P-1 and A-1+ by Moody's and Standard & Poor's, respectively, and issued by an obligor whose other long-term unsecured debt obligations, if rated by Moody's (other than such obligations whose rating is based on the credit of a person or entity other than such obligor), are rated at least Aa3 by Moody's;

            (iv) repurchase obligations with respect to any U.S. Treasury Security or any GNMA, FNMA or FHLMC Certificate entered into with a depository institution, trust company or securities dealer (acting as principal) which meets the credit rating requirements for commercial paper and long-term unsecured debt obligations specified in clause (ii) above; and

            (v) eurodollar demand deposits in the head office or a branch office of a depository institution or trust company meeting the credit rating requirements for commercial paper and long-term unsecured debt obligations specified in clause (ii) above; provided, that the interest receivable by the Company on such investment is not subject to withholding or similar taxes imposed by the country of situs of such investment.


       (w) "Subsequent Dividend Period" and "Subsequent Dividend Periods" shall have the respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

       (x)  "Substitute  Commercial  Paper  Dealer"  shall mean The First Boston
   Corporation or Morgan Stanley & Co. Incorporated, or their respective affiliates or successors, if such dealer or its affiliate or successor is a commercial paper dealer; provided, that neither such dealer nor any of its affiliates or successors shall be a Commercial Paper Dealer.

   2.  Dividend Methodology.

       (a) The Holders shall be entitled to receive, when, as and if declared by the Board and when not prohibited by law, cumulative cash dividends at the Applicable Rate, in accordance with the method prescribed by the Board as set forth in subparagraph (c)(i) of this Section 2, payable on the respective Dividend Payment Dates as provided in this Section 2.

       (b) (i) Dividends on shares of the New Preferred, at the Applicable Rate, shall accrue from the Date of Original Issue and shall be payable commencing on such Dividend Payment Dates as shall be specified for the New Preferred by resolutions duly adopted by the Board in accordance with the method prescribed by the Board, which Dividend Payment Dates shall be every 49th day after the Initial Dividend Payment Date, except that:

            (1) if the day that otherwise would be the Dividend Payment Date is not a Business Day, or the day that otherwise would be the Dividend Payment Date is immediately succeeded by a day that is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day that is immediately succeeded by a Business Day, provided that

            (2) if the Securities Depository shall make available to its participants and members, in funds immediately available in The City of New York on a Dividend Payment Date, the amount due as dividends on such Dividend Payment Date (and the Securities Depository shall have so advised the Auction Agent), and if the day that otherwise would be such Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day, provided that

            (3) if the determination of the otherwise applicable Dividend Payment Date in the manner hereinabove provided would result in the Dividend Period commencing on said otherwise applicable Dividend Payment Date having less than the number of days constituting the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends-received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), then the Board shall make such adjustment to the next succeeding Dividend Payment Date as shall be necessary to cause such Dividend Period to have the minimum number of days constituting the minimum holding period.

It is provided further, however, that the Board, in the event of a change in law lengthening the minimum holding period required for taxpayers to be entitled to the dividends-received deduction on preferred stock held by non-affiliated corporations, may adjust the period of the time between Dividend Payment Dates so as, subject to clauses (A) and (B) below of this subparagraph (b)(i), to adjust uniformly the number of days (such number of days without giving effect to such clauses (A) and (B) being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then-current minimum holding period, subject to the limitations that (A) the number of Dividend Period Days shall not exceed by more than nine days the length of such then-current minimum holding period and in no event shall exceed 98 days and (B) dividends shall continue to be payable on the same day of the week as the Initial Dividend Payment Date. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall mail notice of such change by first class mail, postage prepaid, to each Holder at such Holder's address as the same appears on the stock books of the Company.

       (ii) So long as no uncured Default shall have occurred, the Company shall pay to the Auction Agent no later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date, an aggregate amount of funds available on the next Business Day in New York, New York, equal to the dividends to be paid to all Holders on such Dividend Payment Date. The Company shall give the Auction Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of such dividends. The Company may direct the Auction Agent to invest any such available funds in Short-Term Money Market Instruments, provided that the proceeds of any such investment will be available in The City of New York, New York at the opening of business on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in subparagraph
   (b)(iii) of this Section 2.

       (iii) Each dividend shall be paid to the Holders of the New Preferred as they shall appear on the stock books of the Company on the Business Day next preceding the Dividend Payment Date therefor; provided, however, that if such dividend shall have been determined under the proviso in subparagraph (c)(i) of this Section 2, such dividend shall be paid to the Holders of record of the New Preferred on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record of the New Preferred as they shall appear on the stock books of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

       (c) (i) The dividend rate on shares of the New Preferred during the period from and after the Date of Original Issue to and including the day preceding the Initial Dividend Payment Date (the "Initial Dividend Period") shall be 2.80%. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the New Preferred for each subsequent dividend period (each such period being hereinafter referred to as a "Subsequent Dividend Period", and such periods being hereinafter referred to collectively as "Subsequent Dividend Periods") which Subsequent Dividend Periods each shall commence on a Dividend Payment Date and shall end on and include the day preceding the next Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures; provided, however, that if a Default shall have occurred prior to the first day of such Subsequent
   Dividend Period and shall not be cured as provided in the next succeeding paragraph, the dividend rate for all such Subsequent Dividend Periods shall be a rate per annum equal to 250% of the 60-day "AA" Composite Commercial Paper Rate (the rate per annum at which dividends are payable on shares of the New Preferred for any Dividend Period being herein referred to as the "Applicable Rate").

       (ii) Any Default with respect to shares of the New Preferred shall be deemed to be cured if as of 12:00 noon, New York City time, on the third Business Day next succeeding such Default, the Company shall have paid to the Auction Agent (i) in the case of a failure to pay dividends, the full amount of the dividends to be paid for the Dividend Period with respect to which such failure occurred, or (ii) in the case of a failure to pay the redemption price, the full amount of the aggregate redemption price for the shares of the New Preferred that have been called for redemption, plus accrued and unpaid dividends from the date of redemption to the date of such cure.

       (iii) The dividends payable on shares of the New Preferred for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period and the denominator of which shall be 360, and applying the rate obtained against $100,000 per Unit ($100 per share) of the New Preferred.

                                     PART II

   1. Certain Definitions. Capitalized terms not defined in this Section 1 shall have the respective meanings specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires.

       (a) "'AA' Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing credit ratings of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

             Prevailing Credit Rating      Percentage
                  (S&P/Moody's)

            AA/aa or Above ............        120%
            A/a .......................        150%
            BBB/baa ...................        200%
            Below BBB/baa .............        250%

   For purposes of this definition, the "prevailing credit rating" of the New Preferred shall be (i) AA/aa or Above, if the New Preferred has a rating of AA- or better by S&P and aa3 or better by Moody's or the equivalent of either or both or such ratings by such agencies or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a if the New Preferred has a rating of A- or better and lower than AA- by S&P and a3 or better and lower than aa3 by Moody's or the equivalent, (iii) if not AA/aa or Above or A/a, then BBB/baa if the New Preferred has a rating of BBB- or better and lower than A- by S&P and baa3 or better and lower than a3 by Moody's or the equivalent, and (iv) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the New Preferred. If either S&P or Moody's shall not make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Shearson Lehman Brothers Inc. and Smith Barney, Harris Upham & Co. Incorporated or their respective successors shall select, as necessary, one or two nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) to act as substitute rating agencies and the Company shall take all reasonable action to enable such rating agencies to provide ratings for the New Preferred.

       (b) "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Company.

       (c) "Agent Member" shall mean the member of, or participant in, the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

       (d) "Auction Date" shall mean the Business Day next preceding the first day of a Dividend Period.

       (e) "Available New Preferred" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

       (f) "Bid" shall have the meaning specified in paragraph (a) of Section 2 of this Part II.

       (g) "Bidder" shall have the meaning specified in paragraph (a) of Section 2 of this Part II.

       (h) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this
   Part II, that is a member of, or a participant in, the Securities Depository, has been selected by the Company and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

       (i) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

       (j) "Existing Holder," when used with respect to shares of the New Preferred, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of the New Preferred in the records of the Auction Agent.

       (k) "Hold  Order" shall have the meaning  specified  in paragraph  (a) of
   Section 2 of this Part II.

       (l) "Master Purchaser's Letter" shall mean a letter addressed to the Company, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell shares of the New Preferred as set forth in this
   Part II.

       (m) "Maximum Rate," on any Auction Date, shall mean the product of the "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple.

       (n) "Order" shall have the meaning specified in paragraph (a) of Section 2 of this Part II.

       (o) "Outstanding" shall mean, as of any date, shares of the New Preferred theretofore issued by the Company except, without duplication, (i) any shares of the New Preferred theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Company or as to which a notice of redemption shall have been given by the Company, (ii) any shares of the New Preferred as to which the Company or any Affiliate thereof (other than a Broker-Dealer Affiliate) shall be an Existing Holder and (iii) any shares of the New Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

       (p) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

       (q) "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of the New Preferred (or, in the case of an Existing Holder, additional shares of the New Preferred).

       (r) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the New Preferred.

       (s) "Sell  Order" shall have the meaning  specified  in paragraph  (a) of
   Section 2 of this Part II.

       (t) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which
   Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

       (u) "Submitted Bid" shall have the meaning  specified in paragraph (a) of
   Section 4 of this Part II.

       (v) "Submitted Hold Order" shall have the meaning  specified in paragraph
   (a) of Section 4 of this Part II.

       (w) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

       (x) "Submitted Sell Order" shall have the meaning  specified in paragraph
   (a) of Section 4 of this Part II.

       (y) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

       (z) "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

   2. Orders by Existing Holders and Potential Holders.

       (a) On or prior to the Submission Deadline on each Auction Date:

            (i) each Existing Holder may submit to a Broker-Dealer information as to:

                (A) the number of Outstanding shares, if any, of the New Preferred held by such Existing Holder that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                (B) the number of Outstanding shares, if any, of the New Preferred that such Existing Holder desires to continue to hold if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                (C) the number of Outstanding shares, if any, of the New Preferred held by such Existing Holder that such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

            (ii) one or more Broker-Dealers, using lists of Potential Holders, shall, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of the New Preferred that each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Dividend Period shall be not less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order"; each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order."

       (b) (i) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                (A) the  number  of  Outstanding  shares  of the  New  Preferred specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein;

                (B) such number or a lesser number of Outstanding  shares of the
            New Preferred to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                (C) a lesser number of  Outstanding  shares of the New Preferred to be  determined  as set forth in clause (iii) of paragraph  (b) of
            Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

            (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                (A) the  number  of  Outstanding  shares  of the  New  Preferred specified in such Sell Order; or

                (B) such number or lesser  number of  Outstanding  shares of the
            New  Preferred  as set forth in  clause  (iii) of  paragraph  (b) of
            Section 5 of this Part II if Sufficient Clearing Bids do not exist.

            (iii) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                (A) the  number  of  Outstanding  shares  of the  New  Preferred specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                (B) such number or a lesser number of Outstanding  shares of the
            New Preferred as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable rate determined on such Auction date shall be equal to the rate specified therein.

   3. Submission of Orders by Broker-Dealers to Auction Agent.

       (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

            (i)  the name of the Bidder placing such Order;

            (ii) the aggregate number of shares of the New Preferred that are the subject to such Order;

            (iii) to the extent that such Bidder is an Existing Holder:

                (A) the number of shares,  if any, of the New Preferred  subject to any Hold Order placed by such Existing Holder;

                (B) the number of shares,  if any, of the New Preferred  subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                (C) the number of shares,  if any, of the New Preferred  subject to any Sell Order placed by such Existing Holder; and

            (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares specified in such Potential Holder's Bid.

       (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

       (c) If one or more Orders covering all of the Outstanding shares of the New Preferred held by any Existing Holder are not submitted to the Auction Agent prior to the Submission deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the New Preferred held by such Existing Holder not subject to an Order submitted to the Auction Agent.

       (d) If one or more Orders covering, in the aggregate, more than the number of Outstanding shares of the New Preferred held by any Existing Holder are submitted to the Auction Agent by a Broker-Dealer, such Orders shall be considered valid as follows and in the following order of priority:

            (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the New Preferred held by such Existing Holder, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Hold Orders, if the number of shares of the New Preferred subject to such Hold Orders exceeds the number of Outstanding shares of the New Preferred held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the New Preferred held by such Existing Holder;

            (ii) (A) any Bid shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the number of shares of the New Preferred subject to any Hold Orders referred to in clause (i) above;

                (B) subject to subclause (A), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the New Preferred subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Bids with the same rate, the number of shares of the New Preferred subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the New Preferred equal to such excess;

                (C) subject to subclause (A), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                (D) in any such event, the number, if any, of such Outstanding shares of the New Preferred subject to Bids not valid under this clause
       (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate herein specified; and

            (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the sum of the shares of the New Preferred subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

       (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

       (f) Orders by Existing Holders and Potential Holders must specify numbers of shares of the New Preferred in whole Units. Any Order that specifies a number of shares of the New Preferred other than in whole Units will not be accepted and will not be considered a Submitted Order for purposes of an Auction.

   4.  Determination  of  Sufficient   Clearing  Bids,   Winning  Bid  Rate  and
       Applicable Rate.

       (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (such Orders submitted or deemed submitted by
   Broker-Dealers being hereinafter referred to as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

            (i) the excess of the total number of Outstanding shares of the New Preferred over the number of Outstanding shares of the New Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available New Preferred");

            (ii) from the Submitted Orders whether:

                (A) the number of  Outstanding  shares of the New Preferred that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

            exceeds or is equal to the sum of:

                (B) the number of  Outstanding  shares of the New Preferred that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                (C) the number of  Outstanding  shares of the New Preferred that are subject to Submitted Sell Orders

       (in the event of such excess or such equality (other than because the number of shares of the New Preferred in subclauses (B) and (C) above is zero because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

            (iii) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                (A)(I) each Submitted Bid from Existing Holders  specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids; and

                (B)(I) each Submitted Bid from Potential Holders specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted;

       would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the New Preferred which, when added to the number of Outstanding shares of the New Preferred to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available New Preferred.

       (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Company of the "AA" Composite Commercial Paper Rate and the Maximum Rate on the Auction Date and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

            (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

            (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

            (iii) if all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the "AA" Composite Commercial Paper Rate.

   5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of the New Preferred that are the subject of Submitted Hold Orders, and based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other actions as set forth below:

       (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:
            (i) the Submitted Sell Orders of Existing Holders shall be accepted and Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of the New Preferred that are the subject of such Submitted Sell Orders or Submitted Bids;

            (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

            (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

            (iv) Each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted bid, unless the number of Outstanding shares of the New Preferred subject to all such Submitted Bids shall be greater than the number of shares of New Preferred ("remaining shares") equal to the excess of the Available New Preferred over the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be accepted in part, and such Existing Holder shall be required to sell shares of the New Preferred subject to such Submitted Bid, but only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid and (B) the number of shares of the New Preferred obtained by multiplying the number of remaining shares by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

            (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii), (iii) and (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred subject to such Potential Holder's Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

       (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), subject to the provisions of paragraph (d) of this
   Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

            (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

            (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

            (iii) each Existing Holder's  Submitted Bid specifying any rate that is higher than the Maximum Rate and the Submitted Sell Order of each Existing Holder shall be accepted, but in both cases only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the aggregate number of shares of the New Preferred subject to Submitted Bids described in clauses (i) and (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to all such Submitted Bids and Submitted Sell Orders.

       (c) If all of the Outstanding shares of the New Preferred are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

       (d) If, as a result of the procedures described in paragraph (a) or (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase shares of the New Preferred other than in whole Units on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units of the New Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Units purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Units of the New Preferred.

       (e) If, as a result of the procedures  described in paragraph (a) of this
   Section 5, any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units of the New Preferred are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units of the New Preferred on such Auction Date.

       (f) Based on the results of each Auction, the Auction Agent shall determine the aggregate number of shares of the New Preferred to be purchased and the aggregate number of shares of the New Preferred to be sold by
   Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares of the purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or
   Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of the New Preferred.

   6.  Miscellaneous.

       (a) The Board may interpret the provisions of this Part II to resolve any inconsistency or ambiguity that may arise or be revealed in connection with the Auction Procedures provided for herein, and if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board may, in appropriate circumstances, authorize the filing of an instrument to correct or resolve such inaccurate provision.

       (b) An Existing Holder (i) may sell, transfer or otherwise dispose of shares of the New Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (ii) shall have the ownership of the shares of the New Preferred held by it maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Shares of the New Preferred may be sold or transferred only in whole Units.

       (c) Neither the Company nor any affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of the New Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

       (d) Commencing with the first day of the first Dividend Period for which the Applicable Rate is determined by the formula of 250% of the 60- day 'AA' Composite Commercial Paper Rate, as a result of an occurrence of a Default, the Company or a designee thereof, at the option of the Company, may perform any of the functions to be performed by the Auction Agent set forth herein.

Dated:  September 14, 1992         VIRGINIA ELECTRIC AND POWER COMPANY


                                            Thomas N. Chewning
                                       Vice President, Treasurer and
                                            Corporate Secretary

                       VIRGINIA ELECTRIC AND POWER COMPANY

                              ARTICLES OF AMENDMENT

1. The name of the corporation is Virginia Electric and Power Company (hereinafter referred to as the Company).

2. The Restated Articles of Incorporation, as amended (the Articles) of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock which shall be designated the September 1992B Series Auction Market Preferred Stock (hereinafter sometimes referred to as the New Preferred). In accordance with the provisions of the Articles, the distinctive designation, preferences, limitations and relative rights of the New Preferred are determined and fixed as follows:

       (a) The distinctive serial designation of the New Preferred shall be "September 1992B Series Auction Market Preferred Stock." Shares of the New Preferred may only be purchased or transferred in whole units of 1,000 shares each (Units) or integral multiples thereof and the shares included in the Units may not be separately purchased or transferred.

       (b) The dividend rate on the shares of the New Preferred for the Initial Dividend Period (such term and all other capitalized terms used herein being used, unless otherwise expressly provided herein, as defined in Parts I and II of these Articles of Amendment) shall be 2.85 % per annum. For each Dividend Period thereafter, the dividend rate will be determined according to the procedures set forth in Parts I and II.

       (c) The liquidation preference of the shares of the New Preferred shall be $100 per share, payable in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Company.

       (d) (i) The shares of the New Preferred shall be redeemable on the second Business Day preceding any Dividend Payment Date at the option of the Company, as a whole or in part, in whole Units only at a redemption price of $100,000 per Unit ($100 per share) (without premium), plus an amount equal to "dividends accrued or in arrears" (such phrase being used in these Articles of Amendment as defined in Section 3 of the Division A of the Articles).

       If fewer than all of the outstanding shares of the New Preferred are to be redeemed pursuant to this subparagraph (d)(i), the number of shares to be redeemed shall be determined by the Board of Directors of the Company and such shares shall be redeemed in whole Units pro rata from the Holders in proportion to the number of such shares held by such Holders. If such pro rata redemption would result in the redemption of fractional Units, the Units to be redeemed shall be selected from among the outstanding Units of the New Preferred in any manner determined by the Auction Agent to be equitable, such that the redemption is in whole Units only.

       (ii) So long as no Default shall have occurred, the Company shall pay to the Auction Agent, no later than 12:00 Noon, New York City time, on the Business Day next preceding any redemption date, the redemption price in funds available in The City of New York, New York, to be paid on such redemption date, plus an amount equal to dividends accrued or in arrears to the date fixed for redemption of any share of the New Preferred after notice of a redemption is given and shall give the Auction Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of the redemption price for such shares upon surrender of the certificate or certificates therefor. The Company may direct the Auction Agent to invest any such available funds in Short-Term Money Market Instruments provided that the proceeds of any such investment will be available in The City of New York, New York at the opening of business on such redemption date. All funds held by the Auction Agent pursuant to this clause (ii) (to the extent necessary to pay the full amount of the redemption price for such shares) shall be held in trust for the Holders of such shares.

       (e) The shares of the New Preferred shall not be entitled to any right of conversion or any preemptive right to acquire any other security.

       (f) The shares of the New Preferred shall not be entitled to a sinking fund.

       (g) Except as otherwise provided in these Articles of Amendment, the shares of the New Preferred shall have all the designations, preferences, limitations and relative rights and voting power, and restrictions or qualifications thereof, expressed in the Articles as presently in effect. The shares of the New Preferred shall not have any special rights other than those specified herein and in the Articles as presently in effect.

       (h) There are hereby classified as the September 1992B Series Auction Market Preferred Stock, 500,000 shares of the Preferred Stock,in 1,000 Units, with each Unit consisting of 1,000 shares of the New Preferred; not more than 500,000 shares of the New Preferred may be issued. Upon retirement of the shares of the New Preferred, such number of shares may be, but shall not be required to be, decreased (in whole Units) by filing articles of amendment to that effect. In the absence of such filing, retired shares of the New Preferred shall become authorized but unissued shares of the Company's class of Preferred Stock, undesignated as to series.

       (i) No shares of the New Preferred redeemed, purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the New Preferred.

3. The shares of the New Preferred shall have the further relative rights, preferences and limitations set forth in Sections 1 through 6 of Division A of Article III of the Articles, and the rates, dates, terms and other conditions upon which distributions shall be payable thereon shall be as set forth in Parts I and II of these Articles of Amendment.

4. The designation of the New Preferred, as herein provided, has been duly approved, and these Articles of Amendment have been duly adopted, by an Executive Committee of the Board of Directors of the Company, within limits specifically prescribed by the Board of Directors of the Company. No shareholder action was taken, or was required to be taken, in connection with the adoption of these Articles of Amendment.


                                     PART I

   1. Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

       (a) "'AA' Composite Commercial Paper Rate," on any date, shall mean (i) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the immediately preceding Business Day; or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60- day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the immediately preceding Business Day. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of quotations furnished by the remaining Commercial Paper Dealers and any Substitute Commercial Paper Dealer selected by the Company to provide such rate not being supplied by any Commercial
   Paper Dealer or, if the Company does not select any such Substitute Commercial Paper Dealer, by the remaining Commercial Paper Dealers; provided, however, that if the Board shall make the adjustment referred to in the second sentence of paragraph (b)(i) of Section 2 of this Part I, then (i) if the Dividend Period Days after such adjustment shall be 70 or more days but fewer than 85 days, such rate shall be based on the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper, or (ii) if the number of Dividend Period Days after such adjustment shall be 85 or more days but 98 or fewer days, such rate shall be based on the interest equivalent of the 90-day rate on such commercial paper. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001 of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

       (b)  "Applicable  Rate" shall have the meaning  specified in subparagraph
   (c)(i) of Section 2 of this Part I.

       (c) "Auction" shall mean each periodic implementation of the Auction Procedures.

       (d) "Auction Agent" shall mean the bank or trust company or other entity appointed as such by a resolution of the Board.

       (e) "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

       (f) "Board" shall mean the Board of Directors of the Company or any duly authorized committee thereof.

       (g) "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and banks or trust companies in The City of New York, New York, are not authorized by law to close.

       (h) "Code" shall mean the Internal Revenue Code of 1986, or successor provisions of federal tax law, as amended and in effect from time to time.

       (i) "Commercial Paper Dealers" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Commercial Paper Incorporated and Smith Barney, Harris Upham & Co. Incorporated or, in lieu of any thereof, their respective affiliates or successors, if any such entity is a commercial paper dealer.

       (j) "Date of Original Issue" shall mean the date on which the Company initially issues shares of the New Preferred.

       (k) "Default" shall mean the first failure by the Company (A) to declare or to pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding any Dividend Payment Date, in funds immediately available on such Dividend Payment Date in New York, New York, the full amount of any dividend at the Applicable Rate on such Dividend Payment Date on any share of the New Preferred or (B) to pay to the Auction Agent, no later than 12:00 Noon, New York City time on the Business Day next preceding any redemption date, the redemption price in funds available in New York, New York to be paid on such redemption date, plus an amount equal to accrued and unpaid dividends at the Applicable Rate thereon to such redemption date, of any share of the New Preferred after notice of a redemption is given.

       (l) "Dividend Payment Date" shall mean a date of payment of Dividends on the New Preferred.

       (m) "Dividend Period" and "Dividend Periods" shall have the respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

       (n)  "Dividend   Period  Days"  shall  have  the  meaning   specified  in
   subparagraph (b)(i) of Section 2 of this Part I.

       (o) "Holder" shall mean the holder(s) of shares of the New Preferred as the same appear(s) on the stock books of the Company.

       (p) "Initial Dividend Payment Date" shall mean the first Dividend Payment Date with respect to the New Preferred.

       (q) "Initial Dividend Period" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part I.

       (r) "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

       (s) "New Preferred" shall mean the series of the Preferred Stock, $100 liquidation preference, of the Company designated as its "September 1992B Series Auction Market Preferred Stock."

       (t)  "S&P"  shall  mean  Standard  &  Poor's  Corporation,   a  New  York
   corporation, and its successors.

       (u) "Short-Term Money Market Instruments" shall mean the following types of instruments if, on the date of determination, the remaining terms to maturity thereof are not in excess of 90 days:

            (i)  GNMA, FNMA and FHLMC Certificates and U.S. Treasury
       Securities;

            (ii)  demand  or  time  deposits  in,  or  bankers   acceptances  or
       certificates of deposit issued by, (A) a depository institution or trust company incorporated under the laws of the United States of America, any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia), if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations whose rating is based on the credit of a person or entity other than such institution or trust company) of such depository institution or trust company, at the time of the Company's investment therein or contractual commitment providing for such investment, have credit ratings from Moody's and Standard & Poor's of at least P-1 and A-1+, respectively, in the case of commercial paper, and, if the long-term unsecured debt obligations of such institution are rated by Moody's , a credit rating from Moody's of at least Aa3 in the case of such long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the
       Company, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's shall be at least A2; and provided further, however, that time deposits, bankers acceptances and certificates of deposit shall be deemed to be Short-Term Money Market Instruments only to the extent that they are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation;

            (iii) commercial paper that is exempted from the provisions of the Securities Act of 1933, as amended, by Section 3(a)(3) thereof and that is rated at the time of the Company's investment therein or contractual commitment providing for such investment, at least P-1 and A-1+ by Moody's and Standard & Poor's, respectively, and issued by an obligor whose other long-term unsecured debt obligations, if rated by Moody's (other than such obligations whose rating is based on the credit of a person or entity other than such obligor), are rated at least Aa3 by Moody's;

            (iv) repurchase obligations with respect to any U.S. Treasury Security or any GNMA, FNMA or FHLMC Certificate entered into with a depository institution, trust company or securities dealer (acting as principal) which meets the credit rating requirements for commercial paper and long-term unsecured debt obligations specified in clause (ii) above; and

            (v) eurodollar demand deposits in the head office or a branch office of a depository institution or trust company meeting the credit rating requirements for commercial paper and long-term unsecured debt obligations specified in clause (ii) above; provided, that the interest receivable by the Company on such investment is not subject to withholding or similar taxes imposed by the country of situs of such investment.

       (w) "Subsequent Dividend Period" and "Subsequent Dividend Periods" shall have the respective meanings specified in subparagraph (c)(i) of Section 2 of this Part I.

       (x)  "Substitute  Commercial  Paper  Dealer"  shall mean The First Boston
   Corporation or Morgan Stanley & Co. Incorporated, or their respective affiliates or successors, if such dealer or its affiliate or successor is a commercial paper dealer; provided, that neither such dealer nor any of its affiliates or successors shall be a Commercial Paper Dealer.

   2.  Dividend Methodology.

       (a) The Holders shall be entitled to receive, when, as and if declared by the Board and when not prohibited by law, cumulative cash dividends at the Applicable Rate, in accordance with the method prescribed by the Board as set forth in subparagraph (c)(i) of this Section 2, payable on the respective Dividend Payment Dates as provided in this Section 2.

       (b) (i) Dividends on shares of the New Preferred, at the Applicable Rate, shall accrue from the Date of Original Issue and shall be payable commencing on such Dividend Payment Dates as shall be specified for the New Preferred by resolutions duly adopted by the Board in accordance with the method prescribed by the Board, which Dividend Payment Dates shall be every 49th day after the Initial Dividend Payment Date, except that:

            (1) if the day that otherwise would be the Dividend Payment Date is not a Business Day, or the day that otherwise would be the Dividend Payment Date is immediately succeeded by a day that is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day that is immediately succeeded by a Business Day, provided that

            (2) if the Securities Depository shall make available to its participants and members, in funds immediately available in The City of New York on a Dividend Payment Date, the amount due as dividends on such Dividend Payment Date (and the Securities Depository shall have so advised the Auction Agent), and if the day that otherwise would be such Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the next succeeding Business Day, provided that

            (3) if the determination of the otherwise applicable Dividend Payment Date in the manner hereinabove provided would result in the Dividend Period commencing on said otherwise applicable Dividend Payment Date having less than the number of days constituting the minimum holding period (currently found in Section 246(c) of the Code) required for taxpayers to be entitled to the dividends-received deduction on preferred stock held by non-affiliated corporations (currently found in Section 243(a) of the Code), then the Board shall make such adjustment to the next succeeding Dividend Payment Date as shall be necessary to cause such Dividend Period to have the minimum number of days constituting the minimum holding period.

It is provided further, however, that the Board, in the event of a change in law lengthening the minimum holding period required for taxpayers to be entitled to the dividends-received deduction on preferred stock held by non-affiliated corporations, may adjust the period of the time between Dividend Payment Dates so as, subject to clauses (A) and (B) below of this subparagraph (b)(i), to adjust uniformly the number of days (such number of days without giving effect to such clauses (A) and (B) being hereinafter referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then-current minimum holding period, subject to the limitations that (A) the number of Dividend Period Days shall not exceed by more than nine days the length of such then-current minimum holding period and in no event shall exceed 98 days and (B) dividends shall continue to be payable on the same day of the week as the Initial Dividend Payment Date. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Company shall mail notice of such change by first class mail, postage prepaid, to each Holder at such Holder's address as the same appears on the stock books of the Company.

       (ii) So long as no uncured Default shall have occurred, the Company shall pay to the Auction Agent no later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date, an aggregate amount of funds available on the next Business Day in New York, New York, equal to the dividends to be paid to all Holders on such Dividend Payment Date. The Company shall give the Auction Agent irrevocable instructions to apply such funds and, if applicable, the income and proceeds therefrom, to the payment of such dividends. The Company may direct the Auction Agent to invest any such available funds in Short-Term Money Market Instruments, provided that the proceeds of any such investment will be available in The City of New York, New York at the opening of business on such Dividend Payment Date. All such moneys shall be held in trust for the payment of such dividends by the Auction Agent for the benefit of the Holders specified in subparagraph
   (b)(iii) of this Section 2.


       (iii) Each dividend shall be paid to the Holders of the New Preferred as they shall appear on the stock books of the Company on the Business Day next preceding the Dividend Payment Date therefor; provided, however, that if such dividend shall have been determined under the proviso in subparagraph (c)(i) of this Section 2, such dividend shall be paid to the Holders of record of the New Preferred on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record of the New Preferred as they shall appear on the stock books of the Company on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board.

       (c) (i) The dividend rate on shares of the New Preferred during the period from and after the Date of Original Issue to and including the day preceding the Initial Dividend Payment Date (the "Initial Dividend Period") shall be 2.85%. Commencing on the Initial Dividend Payment Date, the dividend rate on shares of the New Preferred for each subsequent dividend period (each such period being hereinafter referred to as a "Subsequent Dividend Period", and such periods being hereinafter referred to collectively as "Subsequent Dividend Periods") which Subsequent Dividend Periods each shall commence on a Dividend Payment Date and shall end on and include the day preceding the next Dividend Payment Date, shall be equal to the rate per annum that results from implementation of the Auction Procedures; provided, however, that if a Default shall have occurred prior to the first day of such Subsequent
   Dividend Period and shall not be cured as provided in the next succeeding paragraph, the dividend rate for all such Subsequent Dividend Periods shall be a rate per annum equal to 250% of the 60-day "AA" Composite Commercial Paper Rate (the rate per annum at which dividends are payable on shares of the New Preferred for any Dividend Period being herein referred to as the "Applicable Rate").

       (ii) Any Default with respect to shares of the New Preferred shall be deemed to be cured if as of 12:00 noon, New York City time, on the third Business Day next succeeding such Default, the Company shall have paid to the Auction Agent (i) in the case of a failure to pay dividends, the full amount of the dividends to be paid for the Dividend Period with respect to which such failure occurred, or (ii) in the case of a failure to pay the redemption price, the full amount of the aggregate redemption price for the shares of the New Preferred that have been called for redemption, plus accrued and unpaid dividends from the date of redemption to the date of such cure.

       (iii) The dividends payable on shares of the New Preferred for any Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which shall be the number of days in such Dividend Period and the denominator of which shall be 360, and applying the rate obtained against $100,000 per Unit ($100 per share) of the New Preferred.

                                     PART II

   1. Certain Definitions. Capitalized terms not defined in this Section 1 shall have the respective meanings specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires.

       (a) "'AA' Rate Multiple," on any Auction Date, shall mean the percentage determined as set forth below based on the prevailing credit ratings of the New Preferred in effect at the close of business on the Business Day immediately preceding such Auction Date:

             Prevailing Credit Rating      Percentage
                  (S&P/Moody's)

            AA/aa or Above ............        120%
            A/a .......................        150%
            BBB/baa ...................        200%
            Below BBB/baa .............        250%

   For purposes of this definition, the "prevailing credit rating" of the New Preferred shall be (i) AA/aa or Above, if the New Preferred has a rating of AA- or better by S&P and aa3 or better by Moody's or the equivalent of either or both or such ratings by such agencies or substitute rating agencies selected as provided below, (ii) if not AA/aa or Above, then A/a if the New Preferred has a rating of A- or better and lower than AA- by S&P and a3 or better and lower than aa3 by Moody's or the equivalent, (iii) if not AA/aa or Above or A/a, then BBB/baa if the New Preferred has a rating of BBB- or better and lower than A- by S&P and baa3 or better and lower than a3 by Moody's or the equivalent, and (iv) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. The Company shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the New Preferred. If either S&P or Moody's shall not make such a rating available, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Shearson Lehman Brothers Inc. and Smith Barney, Harris Upham & Co. Incorporated or their respective successors shall select, as necessary, one or two nationally recognized statistical rating organizations (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) to act as substitute rating agencies and the Company shall take all reasonable action to enable such rating agencies to provide ratings for the New Preferred.

       (b) "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Company.

       (c) "Agent Member" shall mean the member of, or participant in, the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

       (d) "Auction Date" shall mean the Business Day next preceding the first day of a Dividend Period.

       (e) "Available New Preferred" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

       (f) "Bid" shall have the meaning specified in paragraph (a) of Section 2 of this Part II.

       (g) "Bidder" shall have the meaning specified in paragraph (a) of Section 2 of this Part II.

       (h) "Broker-Dealer" shall mean any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in this
   Part II, that is a member of, or a participant in, the Securities Depository, has been selected by the Company and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

       (i) "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

       (j) "Existing Holder," when used with respect to shares of the New Preferred, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of the New Preferred in the records of the Auction Agent.

       (k) "Hold  Order" shall have the meaning  specified  in paragraph  (a) of
   Section 2 of this Part II.

       (l) "Master Purchaser's Letter" shall mean a letter addressed to the Company, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell shares of the New Preferred as set forth in this
   Part II.

       (m) "Maximum Rate," on any Auction Date, shall mean the product of the "AA" Composite Commercial Paper Rate times the "AA" Rate Multiple.

       (n) "Order" shall have the meaning specified in paragraph (a) of Section 2 of this Part II.

       (o) "Outstanding" shall mean, as of any date, shares of the New Preferred theretofore issued by the Company except, without duplication, (i) any shares of the New Preferred theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Company or as to which a notice of redemption shall have been given by the Company, (ii) any shares of the New Preferred as to which the Company or any Affiliate thereof (other than a Broker-Dealer Affiliate) shall be an Existing Holder and (iii) any shares of the New Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company.

       (p) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

       (q) "Potential Holder" shall mean any Person, including any Existing Holder, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of the New Preferred (or, in the case of an Existing Holder, additional shares of the New Preferred).

       (r) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Company which agrees to follow the procedures required to be followed by such securities depository in connection with shares of the New Preferred.

       (s) "Sell  Order" shall have the meaning  specified  in paragraph  (a) of
   Section 2 of this Part II.

       (t) "Submission Deadline" shall mean 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which
   Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

       (u) "Submitted Bid" shall have the meaning  specified in paragraph (a) of
   Section 4 of this Part II.

       (v) "Submitted Hold Order" shall have the meaning  specified in paragraph
   (a) of Section 4 of this Part II.

       (w) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

       (x) "Submitted Sell Order" shall have the meaning  specified in paragraph
   (a) of Section 4 of this Part II.

       (y) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

       (z) "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 4 of this Part II.

   2. Orders by Existing Holders and Potential Holders.

       (a) On or prior to the Submission Deadline on each Auction Date:

            (i) each Existing Holder may submit to a Broker-Dealer information as to:

                (A) the number of Outstanding shares, if any, of the New Preferred held by such Existing Holder that such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                (B) the number of Outstanding shares, if any, of the New Preferred that such Existing Holder desires to continue to hold if the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Existing Holder; and/or

                (C) the number of Outstanding shares, if any, of the New Preferred held by such Existing Holder that such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

            (ii) one or more Broker-Dealers, using lists of Potential Holders, shall, in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders, including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of the New Preferred that each such Potential Holder offers to purchase if the Applicable Rate for the next succeeding Dividend Period shall be not less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order"; each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order."

       (b) (i) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                (A) the  number  of  Outstanding  shares  of the  New  Preferred specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate specified therein;

                (B) such number or a lesser number of Outstanding  shares of the
            New Preferred to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate determined on such Auction Date shall be equal to the rate specified therein; or

                (C) a lesser number of  Outstanding  shares of the New Preferred to be  determined  as set forth in clause (iii) of paragraph  (b) of
            Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate and Sufficient Clearing Bids do not exist.

            (ii) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                (A) the  number  of  Outstanding  shares  of the  New  Preferred specified in such Sell Order; or

                (B) such number or lesser  number of  Outstanding  shares of the
            New  Preferred  as set forth in  clause  (iii) of  paragraph  (b) of
            Section 5 of this Part II if Sufficient Clearing Bids do not exist.

            (iii) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                (A) the  number  of  Outstanding  shares  of the  New  Preferred specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate specified therein; or

                (B) such number or a lesser number of Outstanding  shares of the
            New Preferred as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable rate determined on such Auction date shall be equal to the rate specified therein.

   3. Submission of Orders by Broker-Dealers to Auction Agent.

       (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

            (i)  the name of the Bidder placing such Order;

            (ii) the aggregate number of shares of the New Preferred that are the subject to such Order;

            (iii) to the extent that such Bidder is an Existing Holder:

                (A) the number of shares,  if any, of the New Preferred  subject to any Hold Order placed by such Existing Holder;

                (B) the number of shares,  if any, of the New Preferred  subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                (C) the number of shares,  if any, of the New Preferred  subject to any Sell Order placed by such Existing Holder; and

            (iv) to the extent such Bidder is a Potential Holder, the rate and number of shares specified in such Potential Holder's Bid.

       (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

       (c) If one or more Orders covering all of the Outstanding shares of the New Preferred held by any Existing Holder are not submitted to the Auction Agent prior to the Submission deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of the New Preferred held by such Existing Holder not subject to an Order submitted to the Auction Agent.

       (d) If one or more Orders covering, in the aggregate, more than the number of Outstanding shares of the New Preferred held by any Existing Holder are submitted to the Auction Agent by a Broker-Dealer, such Orders shall be considered valid as follows and in the following order of priority:

            (i) all Hold Orders shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the New Preferred held by such Existing Holder, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Hold Orders, if the number of shares of the New Preferred subject to such Hold Orders exceeds the number of Outstanding shares of the New Preferred held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the New Preferred held by such Existing Holder;

            (ii) (A) any Bid shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the number of shares of the New Preferred subject to any Hold Orders referred to in clause (i) above;

                (B) subject to subclause (A), if more than one Bid with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of the New Preferred subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and, solely for purposes of allocating compensation among the Broker-Dealers submitting Bids with the same rate, the number of shares of the New Preferred subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the New Preferred equal to such excess;

                (C) subject to subclause (A), if more than one Bid with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                (D) in any such event, the number, if any, of such Outstanding shares of the New Preferred subject to Bids not valid under this clause
       (ii) shall be treated as the subject of a Bid by a Potential Holder at the rate herein specified; and

            (iii) all Sell Orders shall be considered valid up to and including the excess of the number of Outstanding shares of the New Preferred held by such Existing Holder over the sum of the shares of the New Preferred subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

       (e) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

       (f) Orders by Existing Holders and Potential Holders must specify numbers of shares of the New Preferred in whole Units. Any Order that specifies a number of shares of the New Preferred other than in whole Units will not be accepted and will not be considered a Submitted Order for purposes of an Auction.

   4.  Determination  of  Sufficient   Clearing  Bids,   Winning  Bid  Rate  and
       Applicable Rate.

       (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (such Orders submitted or deemed submitted by
   Broker-Dealers being hereinafter referred to as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

            (i) the excess of the total number of Outstanding shares of the New Preferred over the number of Outstanding shares of the New Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available New Preferred");

            (ii) from the Submitted Orders whether:

                (A) the number of  Outstanding  shares of the New Preferred that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate;

            exceeds or is equal to the sum of:

                (B) the number of  Outstanding  shares of the New Preferred that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate; and

                (C) the number of  Outstanding  shares of the New Preferred that are subject to Submitted Sell Orders

       (in the event of such excess or such equality (other than because the number of shares of the New Preferred in subclauses (B) and (C) above is zero because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

            (iii) if Sufficient Clearing Bids exist, the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which if:

                (A)(I) each Submitted Bid from Existing Holders  specifying such lowest rate and (II) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids; and

                (B)(I) each Submitted Bid from Potential Holders specifying such lowest rate and (II) all other Submitted Bids from Potential Holders specifying lower rates were accepted;

       would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the New Preferred which, when added to the number of Outstanding shares of the New Preferred to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available New Preferred.

       (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Company of the "AA" Composite Commercial Paper Rate and the Maximum Rate on the Auction Date and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

            (i) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

            (ii) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Rate; or

            (iii) if all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders, that the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the "AA" Composite Commercial Paper Rate.

   5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the shares of the New Preferred that are the subject of Submitted Hold Orders, and based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other actions as set forth below:

       (a) If Sufficient Clearing Bids have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

            (i) the Submitted Sell Orders of Existing Holders shall be accepted and Existing Holders' Submitted Bids specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of the New Preferred that are the subject of such Submitted Sell Orders or Submitted Bids;

            (ii) Existing Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

            (iii) Potential Holders' Submitted Bids specifying any rate that is lower than the Winning Bid Rate shall be accepted;

            (iv) Each Existing Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of the New Preferred that are the subject of such Submitted bid, unless the number of Outstanding shares of the New Preferred subject to all such Submitted Bids shall be greater than the number of shares of New Preferred ("remaining shares") equal to the excess of the Available New Preferred over the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be accepted in part, and such Existing Holder shall be required to sell shares of the New Preferred subject to such Submitted Bid, but only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid and (B) the number of shares of the New Preferred obtained by multiplying the number of remaining shares by a fraction the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

            (v) each Potential Holder's Submitted Bid specifying a rate that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the number of shares of the New Preferred subject to Submitted Bids described in clauses (ii), (iii) and (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred subject to such Potential Holder's Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate.

       (b) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of the New Preferred are the subject of Submitted Hold Orders), subject to the provisions of paragraph (d) of this
   Section 5, Submitted Orders shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

            (i) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be rejected, thus entitling such Existing Holders to continue to hold the shares of the New Preferred that are the subject of such Submitted Bids;

            (ii) Potential Holders' Submitted Bids specifying any rate that is equal to or lower than the Maximum Rate shall be accepted; and

            (iii) each Existing Holder's  Submitted Bid specifying any rate that is higher than the Maximum Rate and the Submitted Sell Order of each Existing Holder shall be accepted, but in both cases only in an amount equal to the difference between (A) the number of Outstanding shares of the New Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (B) the number of shares of the New Preferred obtained by multiplying the difference between the Available New Preferred and the aggregate number of shares of the New Preferred subject to Submitted Bids described in clauses (i) and (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the New Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the New Preferred subject to all such Submitted Bids and Submitted Sell Orders.

       (c) If all of the Outstanding shares of the New Preferred are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

       (d) If, as a result of the procedures described in paragraph (a) or (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase shares of the New Preferred other than in whole Units on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of Units of the New Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of Units purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Units of the New Preferred.

       (e) If, as a result of the procedures  described in paragraph (a) of this
   Section 5, any Potential Holder would be entitled or required to purchase less than a whole Unit on any Auction Date, the Auction Agent shall, in such manner as, in its sole discretion, it shall determine, allocate Units for purchase among Potential Holders so that only whole Units of the New Preferred are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing Units of the New Preferred on such Auction Date.

       (f) Based on the results of each Auction, the Auction Agent shall determine the aggregate number of shares of the New Preferred to be purchased and the aggregate number of shares of the New Preferred to be sold by
   Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares of the purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or
   Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of the New Preferred.

   6.  Miscellaneous.

       (a) The Board may interpret the provisions of this Part II to resolve any inconsistency or ambiguity that may arise or be revealed in connection with the Auction Procedures provided for herein, and if such inconsistency or ambiguity reflects an inaccurate provision hereof, the Board may, in appropriate circumstances, authorize the filing of an instrument to correct or resolve such inaccurate provision.

       (b) An Existing Holder (i) may sell, transfer or otherwise dispose of shares of the New Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (ii) shall have the ownership of the shares of the New Preferred held by it maintained in book entry form by the Securities Depository for the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Shares of the New Preferred may be sold or transferred only in whole Units.

       (c) Neither the Company nor any affiliate thereof may submit an Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of the New Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares.

       (d) Commencing with the first day of the first Dividend Period for which the Applicable Rate is determined by the formula of 250% of the 60- day 'AA' Composite Commercial Paper Rate, as a result of an occurrence of a Default, the Company or a designee thereof, at the option of the Company, may perform any of the functions to be performed by the Auction Agent set forth herein.

Dated:  September 14, 1992         VIRGINIA ELECTRIC AND POWER COMPANY

                                           Thomas N. Chewning
                                      Vice President, Treasurer and
                                           Corporate Secretary


                       VIRGINIA ELECTRIC AND POWER COMPANY

                              ARTICLES OF AMENDMENT

1.   The name of the corporation is Virginia Electric and Power Company.

2. The Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company (the Company) hereby are amended to create a series of the Company's Preferred Stock. In accordance with the provisions of the Restated Articles of Incorporation, as amended, of the Company, the distinctive designation, preferences, limitations and relative rights of said series of Preferred Stock are determined and fixed as follows:

          (a) The distinctive serial designation of the New Series shall be "$5.58 Dividend Preferred Stock" (hereinafter sometimes referred to as the $5.58 Series).

          (b) The dividend rate of the shares of the $5.58 Series shall be fixed at $5.58 per share per annum. Dividends shall be cumulative from the date of initial issuance of the shares of the $5.58 Series. The payment dates for the dividends on the shares of the $5.58 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning March 20, 1993.

          (c) The fixed liquidation preference of the shares of the $5.58 Series shall be $100 per share.

          (d) The $5.58 Series shall not be redeemable by the Company (except to the extent otherwise provided for redemption in liquidation) prior to March 1, 2000. The entire $5.58 Series is subject to mandatory redemption on March 1, 2000 at $100 per share, plus accrued and unpaid dividends to the redemption date.

          (e) The shares of the $5.58 Series shall not be entitled to any sinking fund or right of conversion or any preemptive right to acquire any other security.

          (f) Except as above provided, the shares of the $5.58 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Restated Articles of Incorporation, as amended, of the Company. The shares of the $5.58 Series shall not have any special rights other than those specified herein and in the Restated Articles of Incorporation, as amended, of the Company.

          (g) There are hereby classified as the series of $5.58 Dividend Preferred Stock 400,000 shares of the Preferred Stock. No more than 400,000 shares of the $5.58 Series may be issued. Upon retirement of the shares of the $5.58 Series, this number may be decreased by filing articles of amendment to that effect.

          (h) No shares of the $5.58 Series purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the $5.58 Series.

3. The designation of the $5.58 Series, as herein provided, has been duly approved by the Executive Committee on behalf of the Board of Directors of the Company within and in accordance with limits specifically prescribed by the Board of Directors.

4. These Articles of Amendment were duly adopted on February 10, 1993 by said Executive Committee on behalf of the Board of Directors of Virginia Electric and Power Company and shareholder action was not required in connection with such adoption.

Dated: February 10, 1993

                                        VIRGINIA ELECTRIC AND POWER COMPANY



                                      By  B. D. Johnson
                                          Senior Vice President - Finance,
                                          Controller, Treasurer and
                                          Corporate Secretary

                       VIRGINIA ELECTRIC AND POWER COMPANY

                              ARTICLES OF AMENDMENT


  1.  The name of the corporation is Virginia Electric and Power Company.

  2. The Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company (the Company) hereby are amended to create a new series (the New Series) of the Company's Preferred Stock. In accordance with the provisions of the Restated Articles of Incorporation, as amended, of the Company, the distinctive designation, preferences, limitations and relative rights of said series of Preferred Stock are determined and fixed as follows:

        (a) The distinctive serial designation of the New Series shall be "7.05 Dividend Preferred Stock" (hereinafter sometimes referred to as the $7.05 Series).

        (b) The dividend rate on the shares of the $7.05 Series shall be $7.05 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $7.05 Series. The payment dates for the dividends on the shares of the $7.05 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning September 20, 1993.

        (c) The stated value and fixed liquidation preference of the shares of the $7.05 Series shall be $100 per share. In the event of a voluntary liquidation, dissolution or winding up of the Company, the fixed liquidation premium on the shares of the $7.05 Series, payable in addition to the liquidation preference, will be an amount per share equal to $5.00 prior to August 1, 2003 and, thereafter, to the applicable per share premium, if any, payable in optional redemption.

        (d) The $7.05 Series shall not be to redeemable by the Company (except to the extent otherwise provided for redemption in liquidation) prior to August 1, 2003. The fixed redemption price of the shares of the $7.05 Series for redemption on and after August 1, 2003 shall be $100 per share plus a premium, in the case of redemption prior to August 1, 2013, from time to time applicable to such redemption as follows:

                                                        Optional Redemption
              Time Period                                Premium Per Share

       August 1, 2003 through July 31, 2004                    $3.53
       August 1, 2004 through July 31, 2005                    $3.18
       August 1, 2005 through July 31, 2006                    $2.82
       August 1, 2006 through July 31, 2007                    $2.47
       August 1, 2007 through July 31, 2008                    $2.12
       August 1, 2008 through July 31, 2009                    $1.77
       August 1, 2009 through July 31, 2010                    $1.41
       August 1, 2010 through July 31, 2011                    $1.06
       August 1, 2011 through July 31, 2012                    $0.71
       August 1, 2012 through July 31, 2013                    $0.36

and thereafter without any premium.

        (e) The shares of the $7.05 Series shall not be entitled to any sinking fund or right of conversion or any preemptive right to acquire any other security.

        (f) Except as above provided, the shares of the $7.05 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Restated Articles of Incorporation, as amended, of the Company. The shares of the $7.05 Series shall not have any special rights other than those specified herein and in the Restated Articles of Incorporation, as amended.

        (g) There are hereby classified as the series of $7.05 Dividend Preferred Stock 500,000 shares of the Preferred Stock. No more than 500,000 shares of the $7.05 Series may be issued. Upon retirement of the shares of the $7.05 Series, this number may be decreased by filing articles of amendment to that effect.

        (h) No shares of the $7.05 Series purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the $7.05 Series.

  3. The designation of the $7.05 Series, as herein provided, has been duly approved by the Executive Committee on behalf of the Board of Directors of the Company within and in accordance with limits specifically prescribed by the Board of Directors.

  4. These Articles of Amendment were duly adopted on June 30, 1993 by said Executive Committee on behalf of the Board of Directors of Virginia Electric and Power Company and shareholder action was not required in connection with such adoption.

  Dated:  June 30, 1993

                               VIRGINIA ELECTRIC AND POWER COMPANY



                                By:  B. D. Johnson
                                     Senior Vice President - Finance,
                                     Controller, Treasurer and
                                     Corporate Secretary

                       VIRGINIA ELECTRIC AND POWER COMPANY

                              ARTICLES OF AMENDMENT


  1.  The name of the corporation is Virginia Electric and Power Company.

  2. The Restated Articles of Incorporation, as amended, of Virginia Electric and Power Company (the Company) hereby are amended to create a new series (the New Series) of the Company's Preferred Stock. In accordance with the provisions of the Restated Articles of Incorporation, as amended, of the Company, the distinctive designation, preferences, limitations and relative rights of said series of Preferred Stock are determined and fixed as follows:

        (a) The distinctive serial designation of the New Series shall be "$6.98 Dividend Preferred Stock" (hereinafter sometimes referred to as the $6.98 Series).

        (b) The dividend rate on the shares of the $6.98 Series shall be $6.98 per share per annum. Dividends shall be cumulative from the date of initial issue of the shares of the $6.98 Series. The payment dates for the dividends on the shares of the $6.98 Series shall be March 20, June 20, September 20 and December 20 of each year, beginning September 20, 1993.

        (c) The stated value and fixed liquidation preference of the shares of the $6.98 Series shall be $100 per share. In the event of a voluntary liquidation, dissolution or winding up of the Company, the fixed liquidation premium on the shares of the $6.98 Series, payable in addition to the liquidation preference, will be an amount per share equal to $5.00 prior to September 1, 2003 and, thereafter, to the applicable per share premium, if any, payable in optional redemption.

        (d) The $6.98 Series shall not be to redeemable by the Company (except to the extent otherwise provided for redemption in liquidation) prior to September 1, 2003. The fixed redemption price of the shares of the $6.98 Series for redemption on and after September 1, 2003 shall be $100 per share plus a premium, in the case of redemption prior to September 1, 2013, from time to time applicable to such redemption as follows:

                                                        Optional Redemption
              Time Period                                Premium Per Share

       September 1, 2003 through August 31, 2004               $3.49
       September 1, 2004 through August 31, 2005               $3.15
       September 1, 2005 through August 31, 2006               $2.80
       September 1, 2006 through August 31, 2007               $2.45
       September 1, 2007 through August 31, 2008               $2.10
       September 1, 2008 through August 31, 2009               $1.75
       September 1, 2009 through August 31, 2010               $1.40
       September 1, 2010 through August 31, 2011               $1.05
       September 1, 2011 through August 31, 2012               $0.70
       September 1, 2012 through August 31, 2013               $0.35

and thereafter without any premium.

        (e) The shares of the $6.98 Series shall not be entitled to any sinking fund or right of conversion or any preemptive right to acquire any other security.

        (f) Except as above provided, the shares of the $6.98 Series shall have all the designations, preferences, limitations and relative rights and voting powers, and restrictions or qualifications thereof, expressed in the Restated Articles of Incorporation, as amended, of the Company. The shares of the $6.98 Series shall not have any special rights other than those specified herein and in the Restated Articles of Incorporation, as amended.

        (g) There are hereby classified as the series of $6.98 Dividend Preferred Stock 600,000 shares of the Preferred Stock. No more than 600,000 shares of the $6.98 Series may be issued. Upon retirement of the shares of the $6.98 Series, this number may be decreased by filing articles of amendment to that effect.

        (h) No shares of the $6.98 Series purchased or otherwise acquired by the Company shall be reissued, resold or otherwise transferred by the Company as shares of the $6.98 Series.

  3. The designation of the $6.98 Series, as herein provided, has been duly approved by the Executive Committee on behalf of the Board of Directors of the Company within and in accordance with limits specifically prescribed by the Board of Directors.

  4. These Articles of Amendment were duly adopted on August, 1993 by said Executive Committee on behalf of the Board of Directors of Virginia Electric and Power Company and shareholder action was not required in connection with such adoption.

  Dated:  August 10, 1993

                               VIRGINIA ELECTRIC AND POWER COMPANY



                                By:   B. D. Johnson
                                      Senior Vice President - Finance,
                                      Controller, Treasurer and
                                      Corporate Secretary